Exhibit 10.1

CUSIP NO.: 89579LAA5

EXECUTION COPY

AMENDED AND RESTATED

CREDIT AGREEMENT

Dated as of June 10, 2005

among

TRIAD HOSPITALS, INC.,

as Borrower

CERTAIN OF ITS SUBSIDIARIES,

as the Guarantors,

THE SEVERAL LENDERS

FROM TIME TO TIME PARTY HERETO

AND

BANK OF AMERICA, N.A.,

as Administrative Agent,

THE BANK OF NOVA SCOTIA,

as Syndication Agent,

JPMORGAN CHASE BANK, N.A., SUNTRUST BANK

and

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Documentation Agents

BANC OF AMERICA SECURITIES LLC and

THE BANK OF NOVA SCOTIA,

as Joint Lead Arrangers and Joint Book Runners

i

3.15	Payments, Computations, Etc.	55
3.16	Evidence of Debt.	57
3.17	Replacement of Lenders.	57

	SECTION 4

	GUARANTY

4.1	The Guaranty.	59
4.2	Obligations Unconditional.	59
4.3	Reinstatement.	60
4.4	Certain Additional Waivers.	60
4.5	Remedies.	61
4.6	Rights of Contribution.	61
4.7	Guarantee of Payment; Continuing Guarantee.	61

	SECTION 5

	CONDITIONS

5.1	Closing Conditions.	61
5.2	Conditions to All Extensions of Credit.	64

	SECTION 6

	REPRESENTATIONS AND WARRANTIES

6.1	Financial Condition.	66
6.2	No Changes or Restricted Payments.	66
6.3	Organization; Existence; Compliance with Law.	66
6.4	Power; Authorization; Enforceable Obligations.	67
6.5	No Legal Bar.	67
6.6	No Material Litigation and Disputes.	67
6.7	No Defaults.	68
6.8	Ownership and Operation of Property.	68
6.9	Intellectual Property.	68
6.10	No Burdensome Restrictions.	68
6.11	Taxes.	68
6.12	ERISA.	69
6.13	Governmental Regulations, Etc.	70
6.14	Subsidiaries.	71
6.15	Purpose of Extensions of Credit.	71
6.16	Environmental Matters.	71
6.17	No Material Misstatements.	72
6.18	Labor Matters.	72
6.19	Security Documents .	72
6.20	Location of Real Property and Leased Premises.	73
6.21	Solvency.	73

	SECTION 7

	AFFIRMATIVE COVENANTS

7.1	Information Covenants.	74
7.2	Preservation of Existence and Franchises.	78
7.3	Books and Records.	79
7.4	Compliance with Law.	79
7.5	Payment of Taxes and Other Indebtedness.	79
7.6	Insurance.	79
7.7	Maintenance of Property.	80
7.8	Performance of Obligations.	80
7.9	Use of Proceeds.	80
7.10	Audits/Inspections.	80
7.11	Financial Covenants.	80
7.12	Additional Guarantors.	81
7.13	Pledged Assets.	82
7.14	Post-Closing Obligations.	82

	SECTION 8

	NEGATIVE COVENANTS

8.1	Indebtedness.	83
8.2	Liens.	85
8.3	Nature of Business.	85
8.4	Merger and Consolidation, Dissolution and Acquisitions.	85
8.5	Asset Dispositions.	86
8.6	Investments.	88
8.7	Restricted Payments.	88
8.8	Modifications and Payments in Respect of Certain Debt.	88
8.9	Transactions with Affiliates.	90
8.10	Fiscal Year; Organizational Documents	90
8.11	Limitation on Restricted Actions.	90
8.12	Ownership of Subsidiaries.	90
8.13	Sale Leasebacks.	91
8.14	No Further Negative Pledges.	91

	SECTION 9

	EVENTS OF DEFAULT

9.1	Events of Default.	91
9.2	Acceleration; Remedies.	94

	SECTION 10

	ADMINISTRATIVE AGENT

10.1	Appointment and Authority.	95
10.2	Rights as a Lender.	95
10.3	Exculpatory Provisions.	95
10.4	Reliance by Administrative Agent.	96
10.5	Delegation of Duties.	97
10.6	Resignation of Administrative Agent.	97
10.7	Non-Reliance on Administrative Agent and Other Lenders.	98
10.8	No Other Duties, Etc.	98
10.9	Collateral and Guaranty Matters.	98

	SECTION 11

	MISCELLANEOUS

11.1	Notices.	99
11.2	Right of Set-Off; Adjustments.	102
11.3	Successors and Assigns.	103
11.4	No Waiver; Remedies Cumulative.	106
11.5	Expenses; Indemnification.	106
11.6	Amendments, Waivers and Consents.	108
11.7	Counterparts.	110
11.8	Headings.	110
11.9	Survival of Representations and Warranties.	110
11.10	Governing Law; Submission to Jurisdiction; Venue.	110
11.11	Severability.	111
11.12	Entirety.	111
11.13	Binding Effect; Termination.	111
11.14	Confidentiality.	112
11.15	Source of Funds.	112
11.16	Conflict.	113
11.17	USA PATRIOT Act Notice.	113

SCHEDULES

Schedule 1.1	Mandatory Cost
Schedule 2.1	Lenders and Commitments
Schedule 2.6(b)	Existing Letters of Credit
Schedule 6.9	Intellectual Property
Schedule 6.14	Subsidiaries
Schedule 6.18	Labor Matters
Schedule 6.20(a)	Mortgaged Properties
Schedule 6.20(b)	Jurisdictions of Formation/Chief Executive Offices Business
Schedule 7.6	Insurance
Schedule 7.12	Exempt Subsidiaries
Schedule 8.1	Indebtedness
Schedule 8.2	Liens
Schedule 8.6	Investments

EXHIBITS

Exhibit A	Form of Notice of Borrowing
Exhibit B	Form of Revolving Note
Exhibit C	Form of Swingline Note
Exhibit D	Form of Tranche A Term Note
Exhibit E	Form of Notice of Continuation or Conversion
Exhibit F	Form of Officer’s Compliance Certificate
Exhibit G	Form of Joinder Agreement
Exhibit H	Form of Assignment and Assumption

v

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 10, 2005 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), is by and among TRIAD HOSPITALS, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined herein), the Lenders (as defined herein), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), THE BANK OF NOVA SCOTIA, as Syndication Agent (the “Syndication Agent”), and JPMORGAN CHASE BANK, N.A., SUNTRUST BANK and WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agents (together with the Syndication Agent and the Administrative Agent, the “Agents”) and amends and restates that certain Credit Agreement dated as of April 27, 2001 by and among the Borrower, certain financial institutions from time to time party thereto and Bank of America, N.A., as administrative agent (the “Existing Credit Agreement”).

W I T N E S S E T H

WHEREAS, the Borrower has requested that the Lenders provide $1.1 billion in credit facilities for the purposes hereinafter set forth; and

WHEREAS, the Lenders have agreed to make the requested credit facilities available to the Borrower on the terms and conditions hereinafter set forth;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1

DEFINITIONS

1.1 Definitions.

As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

“Acquisition,” by any Person, means the acquisition by such Person of (i) assets, property and/or operations of another Person or (ii) the Capital Stock of another Person, if such Person would become a Subsidiary after giving effect to such acquisition, in each case whether or not involving a merger or consolidation with such other Person.

“Administrative Agent” shall have the meaning assigned to such term in the heading hereof, together with any successors or assigns.

“Administrative Agent Fee Letter” means the letter agreement dated May 5, 2005 among the Borrower, the Administrative Agent and BAS, as amended, modified, restated or supplemented from time to time.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the Capital Stock in such Person. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Revolving Committed Amount” means the aggregate amount of Revolving Commitments in effect from time to time, as referenced in Section 2.1(a), being SIX HUNDRED MILLION DOLLARS ($600,000,000), subject to reduction pursuant to Section 3.4.

“Alternative Currency” means the Euro and each other currency (other than Dollars) that is approved in accordance with Section 1.5.

“Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the Issuing Lender, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.

“Alternative Currency Sublimit” means an amount equal to FIFTY MILLION DOLLARS ($50,000,000). The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Revolving Committed Amount.

“Applicable Lending Office” means, for each Lender, the office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower by written notice as the office by which its Eurocurrency Loans are made and maintained.

“Applicable Percentage” means, from time to time, the following percentages per annum, based upon the Consolidated Total Leverage Ratio as set forth below:

Pricing Level	Consolidated Total Leverage Ratio	Commitment Fee	Applicable Percentage for Eurocurrency Loans	Letter of Credit Fee	Applicable Percentage for Base Rate Loans
I	≥ 3.25:1.0	0.35%	1.75%	1.75%	0.75%
II	≥2.85:1.0 but < 3.25:1.0	0.30%	1.50%	1.50%	0.50%
III	≥ 2.25:1.0 but < 2.85:1.0	0.25%	1.25%	1.25%	0.25%
IV	≥ 1.75:1.0 but < 2.25:1.0	0.20%	1.00%	1.00%	0.00%
V	< 1.75:1.0	0.15%	0.875%	0.875%	0.00%

The Applicable Percentage shall be determined and adjusted, if appropriate, quarterly on the date (each a “Rate Determination Date”) five (5) Business Days after the date by which the annual and quarterly compliance certificates and related financial statements and information are required in accordance with the provisions of Sections 7.1(a), (b) and (c) (the “Required Financial Information”), as appropriate; provided that notwithstanding the foregoing, in the event an annual or quarterly compliance certificate and related financial statements and information are not delivered timely to the Administrative Agent by the date required by Sections 7.1(a), (b) and (c), as appropriate, the Applicable Percentages shall be based on the highest (most expensive) pricing level until such time as an appropriate compliance certificate and related financial statements and information are delivered, whereupon the applicable pricing level shall be adjusted based on the information contained in such compliance certificate and related financial statements and information. Notwithstanding the foregoing, the Applicable Percentage in effect from the Closing Date through the first Business Day immediately following the date a compliance certificate is required to be delivered pursuant to Section 7.1(c) for the fiscal quarter ending June 30, 2005 shall be determined based upon Pricing Level III.

Subject to the qualifications set forth above, each Applicable Percentage shall be effective from a Rate Determination Date until the next such Rate Determination Date. The Administrative Agent shall determine the appropriate Applicable Percentages in the pricing matrix promptly upon receipt of the quarterly or annual compliance certificate and related financial information and shall promptly notify the Borrower and the Lenders of any change thereof. Such determinations by the Administrative Agent shall be conclusive absent manifest error. Adjustments in the Applicable Percentages shall be effective as to existing Extensions of Credit as well as new Extensions of Credit made thereafter.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Disposition” shall mean and include (a) the sale, lease, including a sale and leaseback arrangement, or other disposition of any property or asset by a member of the Consolidated Group (including the Capital Stock of a Subsidiary), and (b) receipt by any member of the Consolidated Group of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of its property or assets, but for purposes hereof shall not include, in any event, (i) the sale of inventory in the ordinary course of business, (ii) the sale, lease or other disposition of machinery and equipment which is no longer used or useful in the conduct of business or which is worn out, (iii) a sale or disposition which would constitute an Equity Transaction hereunder, (iv) use or operating agreements or short-term operating leases entered into by any member of the Consolidated Group as owner or lessor with respect to personal property in the ordinary course of business and on market terms; provided, however, that to the extent such personal property constitutes Collateral, such operating agreements or short-term operating leases shall comply with the applicable provisions of this Credit Agreement and the Collateral Documents and shall continue to be subject to the Lien of the Collateral Documents, (v) operating leases of office space in the ordinary course of business and on market terms; provided, however, that to the extent such office space relates to real property constituting Collateral, such operating leases shall comply with the applicable provisions of this Credit Agreement and the Collateral Documents and shall continue to be subject to the Lien of the Collateral Documents,

(vi) operating leases of real property in the ordinary course of business and on market terms; provided, however, that to the extent such real property constitutes Collateral, such operating leases shall comply with the applicable provisions of this Credit Agreement and the Collateral Documents and shall continue to be subject to the Lien of the Collateral Documents, (vii) operating leases of equipment and machinery deemed in good faith by a member of the Consolidated Group to be temporarily surplus and on market terms; provided, however, that to the extent such equipment and machinery constitute Collateral, such operating leases shall comply with the applicable provisions of this Credit Agreement and the Collateral Documents and shall continue to be subject to the Lien of the Collateral Documents, (viii) for purposes of Section 8.5, but not for purposes of Section 3.3, any sale, lease or other disposition (or any series of related sales, leases or other dispositions) of any Property which has an aggregate fair market value of less than $2.0 million, (ix) the lease by the Borrower of (A) that certain Cessna Citation Encore, manufacturer’s Serial Number 560-0561, Registration Number N511TH and (B) that certain Cessna Citation X, manufacturer’s Serial Number 750-0040, Registration Number N40KW (collectively, the “Jets”), (x) the sale, lease, transfer or other disposition of the Capital Stock or assets of one or more of the Excluded Facilities; provided, however, that to the extent such sale, transfer or disposition involves the Capital Stock of the owner of any such Excluded Facility no assets other than the Excluded Facilities shall be transferred to the buyer as part of such sale, transfer or disposition, (x) any like-kind exchange transaction (intended to comply with Section 1031 of the Code (or successor provision)) and (xi) any sale, transfer or other disposition of any Securitization Receivables (whether such Securitization Receivables are then existing or arising in the future), and any assets related thereto, including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Securitization Receivables, and other assets which are customarily sold in connection with Securitization Transactions involving such assets, in each case pursuant to a Securitization Transaction permitted hereby pursuant to Section 8.1(m).

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.3(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit H or any other form approved by the Administrative Agent.

“Bank of America” means Bank of America, N. A. and its successors.

“Bankruptcy Code” means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

“Bankruptcy Event” means, with respect to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed or undischarged for a period of sixty (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

“BAS” means Banc of America Securities LLC.

“Base Rate” means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.” The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means any Loan bearing interest at a rate determined by reference to the Base Rate.

“Borrower” has the meaning given such term in the preamble hereto.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and:

(a) if such day relates to any interest rate settings as to a Eurocurrency Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Loan, or any other dealings in Dollars to be carried out pursuant to this Credit Agreement in respect of any such Eurocurrency Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank Eurocurrency market;

(b) if such day relates to any interest rate settings as to a Eurocurrency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Loan, or any other dealings in Euro to be carried out pursuant to this Credit Agreement in respect of any such Eurocurrency Loan, means a TARGET Day;

(c) if such day relates to any interest rate settings as to a Eurocurrency Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and

(d) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurocurrency Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Credit Agreement in respect of any such Eurocurrency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Capital Lease” means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

“Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Captive Insurance Subsidiary” means a Subsidiary of the Borrower established for the purpose of insuring the healthcare businesses or facilities owned or operated by the Borrower or any of its Subsidiaries, any joint venture of the Borrower or any of its Subsidiaries or any physician or other personnel employed by or on the medical staff of any such business or facility.

“Cash Collateralize” shall have the meaning assigned to such term in Section 2.6(j).

“Cash Equivalents” means (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve (12) months from the date of acquisition, (b) Dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500.0 million or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody’s and maturing within six (6) months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500.0 million for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs (or investment funds of a similar type or nature) which are administered by reputable financial institutions having capital of at least $500.0 million and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d), except for de minimus amounts of cash pending reinvestment by such program or fund; provided, however, that, in case of any investment by a Foreign Subsidiary (or its immediate parent company to the extent that such parent company is a single purpose entity which sole purpose is to own Capital Stock of a Foreign Subsidiary and to invest into the Cash Equivalents), “Cash Equivalents” shall also include: (i) certificates of deposit, time deposits, Eurocurrency time deposits, bankers’ acceptances or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any commercial bank located in the same jurisdiction as such Foreign Subsidiary whose short-term commercial paper rating at the time of acquisition would meet or exceed those ratings applicable to a financial institution set forth in clause (b) hereof, (ii) direct obligations of the sovereign nation (or any agency thereof) in which such Foreign Subsidiary is organized or is conducting business or in obligations fully and unconditionally guaranteed by such sovereign nation (or any agency thereof), in each case maturing within one year from the date of acquisition, (iii) investments of the type and maturity described in clauses (c) through (e) above of obligors located in the same jurisdiction as such Foreign Subsidiary, which Investments or obligors (or the parent of any such obligor) have ratings described in clauses (c) through (e) or equivalent ratings from comparable foreign rating agencies and (iv) shares of money market mutual or similar funds which invest exclusively in assets otherwise satisfying the requirements of this proviso.

“Change of Control” means any of the following events: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of or control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 30% or more of the combined voting power of all Voting Stock of the Borrower, (b) during any period of up to twenty-four (24) consecutive months, commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director whose election by the Borrower’s Board of Directors or whose nomination for election by the Borrower’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Borrower then in office, (c) the occurrence of a “Change in Control” under and as defined in the documentation governing any Permitted Senior Unsecured Indebtedness then outstanding, (d) the occurrence of a “Change in Control” under and as defined in the documentation governing the Senior Notes then outstanding, (e) the occurrence of a “Change in Control” under and as defined in the documentation governing any Subordinated Debt then outstanding and (f) occurrence of a “Change in Control” under and as defined in the documentation governing the Senior Subordinated Notes then outstanding. As used herein, “beneficial ownership” shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act.

“Closing Date” means June 10, 2005.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

“Collateral” means a collective reference to the collateral which is identified in, and at any time will be covered by, the Collateral Documents.

“Collateral Documents” means a collective reference to the Security Agreement, the Pledge Agreement, the Mortgages and such other Collateral Documents executed and delivered pursuant to Sections 7.12 and 7.13 hereof and such other documents executed and delivered in connection with the attachment and perfection of the Administrative Agent’s security interests and liens arising thereunder, including without limitation, UCC financing statements and patent and trademark filings.

“Commitment Fee” shall have the meaning assigned to such term in Section 3.5(a).

“Commitment Period” means the period from and including the Closing Date to but not including the earlier of (a) the Revolving Commitment Termination Date, or (b) the date on which the Revolving Commitments terminate in accordance with the provisions of this Credit Agreement.

“Commitments” means any of the Revolving Commitments, the LOC Commitments, the Swingline Commitments and/or the Tranche A Term Loan Commitment.

“Committed Amount” means any of the Revolving Committed Amount, the LOC Committed Amount, the Swingline Committed Amount and/or the Tranche A Term Loan Committed Amount.

“Consolidated EBITDA” means, for any period for the Consolidated Group, the sum of (a) Consolidated Net Income plus (b) to the extent deducted in determining net income, (i) Consolidated Interest Expense, (ii) taxes, (iii) depreciation and amortization, (iv) ESOP expense, (v) any stock option expense, (vi) non-recurring, non-cash charges and adjustments (excluding any non-cash charges or adjustments related to any inventory or receivables of any member of the Consolidated Group and any non-cash charges that require an accrual of or reserves for cash charges for any future period), (vii) minority interests (to the extent distributions are not required to be made and are not made in respect thereof), (viii) any tender or call premium paid in connection with the redemption of senior notes or senior subordinated notes to the extent such redemption is permitted hereunder and (ix) other non-cash extraordinary items, in each case on a consolidated basis determined in accordance with GAAP, subject to adjustment on a Pro Forma Basis.

“Consolidated Group” means the Borrower and its Subsidiaries.

“Consolidated Interest Expense” means, for any period for the Consolidated Group, all interest expense (net of credits under Hedging Agreements), including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Securitization Transactions, in each case on a consolidated basis determined in accordance with GAAP, subject, however, to adjustment on a Pro Forma Basis. Except as expressly provided otherwise, the applicable period shall be for the four (4) consecutive fiscal quarters ending as of the date of determination.

“Consolidated Interest Expense Coverage Ratio” means, for any period, the ratio of Consolidated EBITDA to the cash portion of Consolidated Interest Expense for the period of four (4) consecutive fiscal quarters ending as of such day.

“Consolidated Net Income” means, for any period for the Consolidated Group, net income (or loss) determined on a consolidated basis in accordance with GAAP. Except as otherwise expressly provided, the applicable period shall be for the four (4) consecutive fiscal quarters ending as of the date of determination.

“Consolidated Senior Funded Debt” means Consolidated Total Funded Debt secured by one or more Liens other than Consolidated Subordinated Debt.

“Consolidated Senior Leverage Ratio” means, as of the last day of each fiscal quarter, the ratio of (a) Consolidated Senior Funded Debt on such day to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending as of such day.

“Consolidated Subordinated Debt” means Subordinated Debt of the Consolidated Group determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Funded Debt” means Funded Debt of the Consolidated Group determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Leverage Ratio” means, for the Consolidated Group as of the last day of each fiscal quarter, the ratio of (a) Consolidated Total Funded Debt (net of cash on the balance sheet of the Consolidated Group in excess of $50,000,000 on such day; provided, that, there are no Revolving Loans or Swingline Loans outstanding on such day) on such day to (b) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending as of such day.

“Continue,” “Continuation” and “Continued” shall refer to the continuation pursuant to Section 3.2 hereof of a Eurocurrency Loan from one Interest Period to the next Interest Period.

“Contractual Obligation” means, as to any Person, any provision of any security issued or guaranteed by such Person or of any material agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

“Convert,” “Conversion” and “Converted” shall refer to a conversion pursuant to Section 3.2 or Sections 3.7 through 3.12, inclusive, of a Base Rate Loan into a Eurocurrency Loan.

“Credit Documents” means a collective reference to this Credit Agreement, the Notes, the LOC Documents, each Joinder Agreement, the Administrative Agent Fee Letter, the Collateral Documents and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and “Credit Document” means any one of them.

“Credit Parties” means a collective reference to the Borrower and the Guarantors, and

“Credit Party” means any one of them.

“Debt Transaction” means, with respect to any member of the Consolidated Group, any issuance of Subordinated Debt not used to refinance other Subordinated Debt in accordance with Section 8.8(d).

“Default” means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

“Defaulting Lender” means, at any time, any Lender that (a) has failed to make a Loan or purchase a Participation Interest required pursuant to the terms of this Credit Agreement within one (1) Business Day of when due, and such failure is continuing, (b) other than as set forth in (a) above, has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement within one (1) Business Day of when due, unless such amount is subject to a good faith dispute and such failure is continuing or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or with respect to which (or with respect to any of the assets of which) a receiver, trustee or similar official has been appointed.

“Disposition Basket” shall have the meaning assigned to such term in Section 8.5(d).

“Distribution Agreement” means the Distribution Agreement dated as of May 11, 1999 by and among Columbia/HCA – The Healthcare Company, the Borrower and LifePoint Hospitals, Inc.

“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the Issuing Lender, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

“Dollars” or “$” means dollars in lawful currency of the United States.

“Domestic Subsidiary” means any Subsidiary which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

“Eligible Assets” means Property that is used or useful in the same or a similar line of business as the Borrower and its Subsidiaries were engaged in on the Closing Date (or any reasonable extensions or expansions thereof).

“Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, the Issuing Lender and the Swingline Lender, and (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Affiliates or Subsidiaries; and provided further, however, that an Eligible Assignee shall include only a Lender, an Affiliate of a Lender or another Person, which, through its Applicable Lending Offices, is capable of lending the applicable Alternative Currencies to the Borrower without the imposition of any additional Taxes.

“EMU” means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998.

“EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

“Environmental Laws” means any and all applicable federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of Materials of Environmental Concern into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Materials of Environmental Concern.

“Equity Transaction” means, with respect to any member of the Consolidated Group, any issuance or sale of shares of its capital stock or other equity interest, other than an issuance in connection with (a) a conversion of debt securities to equity, (b) exercise by a present or former employee, officer or director under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement, (c) a Permitted Acquisition, (d) the ESOP or any other employee benefit plan and (e) any dividend reinvestment plan or direct stock purchase plan; provided, however, “Equity Transactions” shall not include the purchase of shares of capital stock or other equity interest by a member of the Consolidated Group in any other member of the Consolidated Group.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

“ERISA Affiliate” means an entity which, at the relevant time, is under common control with any member of the Consolidated Group within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any member of the Consolidated Group and which is treated as a single employer under Section 414(b) or (c) of the Code.

“ERISA Event” means (i) with respect to any Single Employer Plan or Multiple Employer Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by any member of the Consolidated Group or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which could reasonably constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of any member of the Consolidated Group or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Single Employer Plan or Multiple Employer Plan; or (viii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

“ESOP” means the employee stock ownership plan of the Borrower.

“Euro” and “EUR” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

“Eurocurrency Base Rate” means, for such Interest Period, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “Eurocurrency Base Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch (or other Bank of America branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

“Eurocurrency Loan” means any Loan that bears interest at a rate based upon the Eurocurrency Rate. Eurocurrency Loans may be denominated in Dollars or in an Alternative Currency. All Loans denominated in an Alternative Currency must be Eurocurrency Loans.

“Eurocurrency Rate” means for any Interest Period with respect to a Eurocurrency Loan, a rate per annum determined by the Administrative Agent pursuant to the following formula:

Eurocurrency Rate =	Eurocurrency Base Rate
1.00 – Eurocurrency Reserve Percentage

“Eurocurrency Reserve Percentage” means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”). The Eurocurrency Rate for each outstanding Eurocurrency Loan shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage.

“Event of Default” shall have the meaning assigned to such term in Section 9.1.

“Excluded Facilities” means up to four facilities (and related assets) identified by the Borrower to the Administrative Agent from time to time and “Excluded Facility” means any one of them.

“Existing Credit Agreement” has the meaning given to such term in the preamble hereto.

“Excluded Property” means, with respect to any member of the Consolidated Group, including any Person that becomes a member of the Consolidated Group after the Closing Date as contemplated by Section 7.12, (a) any Property of such member of the Consolidated Group which, subject to the terms of Section 8.11 and Section 8.14, is subject to a Lien of the type described in clause (h) of the definition of “Permitted Liens” pursuant to documents which prohibit such member of the Consolidated Group from granting any other Liens in such Property, (b) the Jets, (c) any real property other than the Mortgaged Properties or (d) any Property of any Exempt Subsidiary.

“Executive Officer” of any Person means any of the chief executive officer, chief operating officer, president, vice president, chief financial officer or treasurer of such Person.

“Exempt Subsidiary” has the meaning given such term in Section 7.12.

“Existing Letters of Credit” means those Letters of Credit outstanding on the Closing Date and identified on Schedule 2.6(b).

“Extension of Credit” means, as to any Lender, the making of, or participation in, a Loan by such Lender (including Continuations and Conversions thereof other than a Conversion of a Eurocurrency Loan into a Base Rate Loan) or the issuance or extension of, or participation in, a Letter of Credit.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fees” means all fees payable pursuant to Section 3.5.

“Foreign Subsidiary” means a Subsidiary which is not a Domestic Subsidiary.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fully Satisfied” means, with respect to the Obligations as of any date, that, as of such date, (a) all principal of and interest accrued to such date which constitute Obligations shall have been paid in full in cash, (b) all fees, expenses and other amounts then due and payable which constitute Obligations shall have been paid in cash, (c) all outstanding Letters of Credit shall have been (i) terminated, (ii) fully Cash Collateralized or (iii) secured by one or more letters of credit on terms and conditions, and with one or more financial institutions, reasonably satisfactory to the Issuing Lender and (d) the Commitments shall have expired or been terminated in full.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funded Debt” means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all purchase money Indebtedness (including for purposes hereof, indebtedness and obligations in respect of conditional sale or title retention arrangements described in clause (c) of the definition of “Indebtedness” and obligations in respect of the deferred purchase price of property or services described in clause (d) of the definition of “Indebtedness”) of such Person, including without limitation the principal portion of all obligations of such Person under Capital Leases, (d) all Guaranty Obligations of such Person with respect to Funded Debt of another Person, (e) the maximum available amount of all standby letters of credit or acceptances issued or created for the account of such Person, (f) all Funded Debt of another Person secured by a Lien on any Property of such Person, whether or not such Funded Debt has been assumed, provided that for purposes hereof the amount of such Funded Debt shall be limited to the amount of such Funded Debt as to which there is recourse to such Person or the fair market value of the property which is subject to the Lien, if less, (g) the outstanding attributed principal amount under any Securitization Transaction, (h) the principal balance outstanding under Synthetic Leases and (i) in the case of Sale and Leaseback Transactions, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease. The Funded Debt of any Person shall include the Funded Debt of any partnership or joint venture in which such Person is a general partner or joint venturer, but only to the extent to which there is recourse to such Person for the payment of such Funded Debt.

“GAAP” means generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3.

“Governmental Authority” means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

“Guarantors” means each Domestic Subsidiary identified as a “Guarantor” on the signature pages hereto and each other Domestic Subsidiary that joins as a Guarantor pursuant to Section 7.12, together with their successors and permitted assigns.

“Guaranty” means the Guaranty made by the Guarantors in favor of the Administrative Agent and the Lenders pursuant to Section 4 hereof.

“Guaranty Obligations” means, with respect to any Person, without duplication, (a) any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

“Hedging Agreements” means (a) any interest rate protection agreement, including, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies or any foreign currency exchange agreement or (b) any cash management agreement, account services agreement, treasury services agreement, custodial/global account agreement or similar agreement (and any indemnity or other agreements related thereto).

“Immaterial Subsidiary” means any Subsidiary of the Borrower which does not have assets with a value of at least $300,000.

“Indebtedness” means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six (6) months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) all obligations of such Person under Hedging Agreements, (j) the maximum amount of all standby letters of credit issued or bankers’ acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, repurchase, redemption or other acceleration (other than as a result of a Change of Control or an Asset Disposition that does not in fact result in a redemption of such preferred Capital Stock) at any time during the period ending one year after the term of the Credit Agreement, (l) the principal portion of all obligations of such Person under Synthetic Leases, (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer, (n) with respect to any member of the Consolidated Group, the outstanding attributed principal amount under any Securitization Transaction and (o) with respect to any Sale and Leaseback Transaction, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease.

“Interest Payment Date” means (a) as to any Base Rate Loan, the last day of each March, June, September and December and the Revolving Commitment Termination Date and the date of the final principal amortization installment on the Term Loan, as applicable, and (b) as to any Eurocurrency Loan and Swingline Loan, the last day of each Interest Period for such Loan, the date of repayment of principal of such Loan and on the Revolving Commitment Termination Date and the date of the final principal amortization installment on the Term Loan, as applicable, and in addition where the applicable Interest Period is more than three (3) months, then also on the date three (3) months from the beginning of the Interest Period, and each three (3) months thereafter. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day.

“Interest Period” means (a) as to any Eurocurrency Loan, a period of one, two, three, six or, if available from all Lenders, nine or twelve months’ duration, as the Borrower may elect, commencing in each case on the date of the borrowing (including Conversions, extensions and renewals) and (b) as to any Swingline Loan, a period of such duration as the Borrower may request and the Swingline Lender may agree in accordance with the provisions of Section 2.2(a)(iii), commencing in each case, on the date of borrowing; provided, however, (i) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of Eurocurrency Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (ii) (A) in the case of Loans comprising Revolving Loans, no Interest Period shall extend beyond the Revolving Commitment Termination Date and (B) in the case of Loans comprising the Term Loan, no Interest Period shall extend beyond any principal amortization payment date unless, and to the extent that, the portion of the Term Loan comprised of Eurocurrency Loans expiring prior to the applicable principal amortization payment date plus the portion of the Term Loan comprised of Base Rate Loans equals or exceeds the principal amortization payment then due, and (iii) in the case of Eurocurrency Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

“Investment” in any Person means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such other Person or (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with (i) the construction, purchase or lease of services, equipment or other assets in the ordinary course of business and (ii) bids or other performance obligations made in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person, but excluding any Restricted Payment to such Person.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuing Lender” means Bank of America, in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

“Issuing Lender Fees” shall have the meaning assigned to such term in Section 3.5(b)(ii).

“Jets” has the meaning given such term in subclause (ix) of the definition of Asset Disposition in Section 1.1.

“Joinder Agreement” means a Joinder Agreement substantially in the form of Exhibit G, executed and delivered by a new Guarantor in accordance with the provisions of Section 7.12.

“Lead Arrangers” means BAS and The Bank of Nova Scotia.

“Lenders” means each of the Persons identified as a “lender” on the signature pages hereto, and their successors and assigns.

“Letter of Credit” means any Existing Letter of Credit and any standby letter of credit issued by the Issuing Lender for the account of the Borrower in accordance with the terms of Section 2.1(b).

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the Issuing Lender.

“Letter of Credit Fee” shall have the meaning assigned to such term in Section 3.5(b)(i).

“Licenses” means all licenses, permits and other grants of authority obtained or required to be obtained from any Governmental Authorities in connection with the management or operation of the business, or the ownership, lease, license or use of any Property, of any member of the Consolidated Group.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

“Loan” or “Loans” means the Revolving Loans, the Swingline Loans, and/or the Term Loan, and the Base Rate Loans, Eurocurrency Loans and Quoted Rate Swingline Loans comprising such Loans.

“LOC Commitment” means the commitment of the Issuing Lender to issue Letters of Credit in an aggregate face amount at any time outstanding (together with the amounts of any unreimbursed drawings thereon) of up to the LOC Committed Amount.

“LOC Committed Amount” shall have the meaning assigned to such term in Section 2.1(b).

“LOC Documents” means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk or (b) any collateral security for such obligations.

“LOC Expiration Date” shall have the meaning assigned to such term in Section 2.1(b).

“LOC Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.6. For all purposes of this Credit Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Mandatory Cost” means, with respect to any period, the percentage rate per annum determined in accordance with Schedule 1.1.

“Material Adverse Effect” means a material adverse effect on (a) the financial condition, operations, business, assets or liabilities (contingent or otherwise) of the Consolidated Group taken as a whole, (b) the ability of the Consolidated Group, taken as a whole, to perform their obligations under the Credit Documents to which it is a party or (c) the material rights, benefits and remedies of the Administrative Agent and the Lenders under the Credit Documents.

“Materials of Environmental Concern” means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

“Moody’s” means Moody’s Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

“Mortgage” means amended and restated mortgages, deeds of trust or deeds to secure debt that purport to grant to the Administrative Agent a security interest in the fee interest and/or leasehold interest of any Credit Party in each of the Mortgaged Properties.

“Mortgaged Properties” means each of the parcels of real property identified on Schedule 6.20(a) hereto.

“Multiemployer Plan” means a Plan which is a “multiemployer plan” as defined in Section 3(37) or 4001(a)(3) of ERISA.

“Multiple Employer Plan” means a Plan (other than a Multiemployer Plan) which any member of the Consolidated Group or any ERISA Affiliate and at least one employer other than the members of the Consolidated Group or any ERISA Affiliate are contributing sponsors.

“Net Proceeds” means gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received in connection with an Asset Disposition, Equity Transaction or Debt Transaction, net of (a) reasonable transaction costs, including in the case of an Equity Transaction or a Debt Transaction, underwriting discounts and commissions and in the case of an Asset Disposition occurring in connection with a claim under an insurance policy, costs incurred in connection with adjustment and settlement of the claim, (b) estimated taxes payable in connection therewith, (c) in the case of an Asset Disposition or Debt Transaction, any amounts payable in respect of Funded Debt, including without limitation principal, interest, premiums and penalties, which is secured by, or otherwise related to, any property or asset which is the subject thereof to the extent that such Funded Debt and any payments in respect thereof are paid with a portion of the proceeds therefrom and (d) in the case of an Asset Disposition, the amount of any reserves necessary for post-closing adjustments (including indemnification payments), as determined by the Borrower in its reasonable discretion, provided that to the extent such reserves are not applied to, and in the Borrower’s reasonable discretion are no longer necessary with respect to, such post-closing adjustments, such reserves shall thereupon become Net Proceeds.

“Non-Wholly Owned Subsidiary” means any Subsidiary of the Borrower that is not a Wholly Owned Subsidiary.

“Note” or “Notes” means any of the Revolving Notes, the Swingline Note and/or the Tranche A Term Notes.

“Notice of Borrowing” means a written notice of borrowing in substantially the form of Exhibit A, as required by Section 2.2(a)(i), Section 2.2(a)(iii) or Section 2.2(a)(iv).

“Notice of Continuation/Conversion” means the written notice of Continuation or Conversion in substantially the form of Exhibit E, as required by Section 3.2.

“Obligations” means, collectively, the Revolving Loans, the Swingline Loans, the LOC Obligations and the Term Loan and all other obligations under the Credit Documents, including principal, interest, fees (including interest and fees that accrue after the occurrence of a Bankruptcy

Event), indemnities and other amounts payable under the Credit Documents, and whether or not allowed as a claim in any bankruptcy proceeding. “Obligations” shall also include any Hedging Agreement between any Credit Party and any Lender or Affiliate of a Lender and all obligations under any Treasury Management Agreement between any Credit Party and any Lender or Affiliate of a Lender.

“Operating Lease” means, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

“Other Taxes” shall have the meaning assigned to such term in Section 3.11.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the Issuing Lender, or the Swingline Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market.

“Participant” has the meaning specified in Section 11.3.

“Participating Member State” means each state so described in any EMU Legislation.

“Participation Interest” means the purchase by a Lender of a participation in LOC Obligations as provided in Section 2.6(c), in Swingline Loans as provided in Section 2.7 and in Loans as provided in Section 3.14.

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

“Permitted Acquisition” means any Acquisition by a member of the Consolidated Group, provided that (a) consideration paid is not greater than the fair market value thereof; (b) the party or property which is the subject of such Acquisition shall be in the same or similar line of business as the members of the Consolidated Group; (c) in the case of a merger or consolidation, and in other cases where appropriate, the board of directors or other governing body of the other party which is the subject of the transaction of merger or consolidation shall have approved the Acquisition; (d) if the aggregate consideration (including cash consideration and the fair value of any non-cash consideration and indebtedness assumed) for such Acquisition exceeds $100 million, the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, the Borrower shall be in compliance with all of the covenants set forth in Section 7.11; (e) if the Acquisition involves an interest in a partnership and a requirement that a member of the Consolidated Group be a general partner, the general partner shall be a newly formed special purpose Subsidiary of the Borrower; (f) after giving effect to such Acquisition, there shall be at least $50.0 million of availability under the Revolving Commitments hereunder; (g) (i) if after giving effect to such Acquisition the Consolidated Total Leverage Ratio will be greater than 3.5 to 1.0 on a Pro Forma Basis, the aggregate consideration (including cash consideration and the fair value of any non-cash consideration and indebtedness assumed) paid in connection with all Acquisitions in the fiscal year in which such Acquisition occurs shall not exceed an amount equal to the sum of (A) $300 million, plus (B) the portion of Net Proceeds from Asset Dispositions not required as a mandatory prepayment under Section 3.3(b)(ii) up to $200 million (to the extent not used in connection with a previous Permitted Acquisition), plus (C) the portion of Net Proceeds from Debt Transactions not required as a mandatory prepayment on the Loans hereunder under Section 3.3(b)(iii) (to the extent not used in connection with a previous Permitted Acquisition or the prepayment, redemption, defeasance or acquisition of Indebtedness permitted under Section 8.8(d)), plus (D) the portion of Net Proceeds from Equity Transactions not required as a mandatory prepayment on the Loans hereunder under Section 3.3(b)(iv) (to the extent not used in connection with a previous Permitted Acquisition or the prepayment, redemption, defeasance or acquisition of Indebtedness permitted under Section 8.8(d)), minus (E) the amount expended pursuant to clause (k) of the definition of Permitted Investments in the twelve (12) months preceding any such Acquisition); or (ii) if after giving effect to such Acquisition the Consolidated Total Leverage Ratio will be greater than 3.25 to 1.0 but less than 3.5 to 1.0 on a Pro Forma Basis, the aggregate consideration (including cash consideration and the fair value of any non-cash consideration and indebtedness assumed) paid in connection with all Acquisitions in the fiscal year in which such Acquisition occurs shall not exceed an amount equal to the sum of (A) $500 million, plus (B) the portion of Net Proceeds from Asset Dispositions not required as a mandatory prepayment under Section 3.3(b)(ii) up to $200 million (to the extent not used in connection with a previous Permitted Acquisition), plus (C) the portion of Net Proceeds from Debt Transactions not required as a mandatory prepayment on the Loans hereunder under Section 3.3(b)(iii) (to the extent not used in connection with a previous Permitted Acquisition or the prepayment, redemption, defeasance or acquisition of Indebtedness permitted under Section 8.8(d)), plus (D) the portion of Net Proceeds from Equity Transactions not required as a mandatory prepayment on the Loans hereunder under Section 3.3(b)(iv) (to the extent not used in connection with a previous Permitted Acquisition or the prepayment, redemption, defeasance or acquisition of Indebtedness permitted under Section 8.8(d)), minus (E) the amount expended pursuant to clause (k) of the definition of Permitted Investments in the twelve (12) months preceding any such Acquisition); provided, however, with respect to any Acquisition, if the Consolidated Total Leverage Ratio as of the end of the immediately preceding fiscal quarter determined on a Pro Forma Basis after giving effect to such Acquisition (and any other Acquisition consummated after the end of the immediately preceding fiscal quarter) is less than or equal to 3.25 to 1.0, then such Acquisition shall not be included in any calculation of the limitations set forth in this clause (g); (h) with respect to the first four hospitals swapped with another Person subsequent to the Closing Date, the Borrower shall have delivered to the Administrative Agent a certificate of an Executive Officer, in detail reasonably satisfactory to the Administrative Agent, demonstrating that, upon giving effect to such asset swap on a Pro Forma Basis, the Borrower shall be in compliance with all of the covenants set forth in Section 7.11 and (i) in the case of any other asset swap, the Borrower shall have delivered to the Administrative Agent a certificate of an Executive Officer, in detail reasonably satisfactory to the Administrative Agent, demonstrating that, upon giving effect to such asset swap on a Pro Forma Basis, Consolidated Funded Debt will not be greater than, and Consolidated EBITDA will not be less than, prior to such asset swap.

“Permitted Investments” means Investments which are (a) cash and Cash Equivalents; (b) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (c) Investments consisting of Capital Stock, obligations, securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (d) Investments existing as of the Closing Date and set forth in Schedule 8.6; (e) advances or loans to directors, officers and employees that do not exceed $5.0 million in the aggregate at any one time outstanding; (f) advances or loans to customers and suppliers in the ordinary course of business that do not exceed $25 million at any time outstanding; (g) Investments by members of the Consolidated Group in their Affiliates (other than any member of the Consolidated Group) existing on the Closing Date; (h) Investments by members of the Consolidated Group in and to Credit Parties; (i) Investments which constitute Permitted Acquisitions; (j) loans made in connection with the purchase of common stock of the Borrower pursuant to any Plan (including ESOP) and loans made in connection with the purchase of common stock of the Borrower pursuant to the Borrower’s executive stock purchase plan of up to $25.0 million in the aggregate at any time outstanding; (k) Investments consisting of the purchase of any of the minority equity interests of any third party investor in a Subsidiary of the Borrower, provided, however, that with the exception of the Acquisition of the entire minority interest of any such Subsidiary, such Investment shall not constitute a payment of a direct or indirect dividend to such third party investor; (l) Investments which constitute Restricted Payments made pursuant to Section 8.7; (m) Investments by the Borrower and its Subsidiaries in Exempt Subsidiaries; provided, that on the date any such Investment is made (and after giving effect to any such Investment), the aggregate assets of all Exempt Subsidiaries do not exceed thirty-seven and one-half percent (37.5%) of the consolidated assets of the Consolidated Group; (n) deposits made by members of the Consolidated Group in connection with self-retention or self-insurance of general liability, medical malpractice, professional liability, property or workers’ compensation liability which are required by providers of general liability, medical malpractice, professional liability, property or workers’ compensation insurance to members of the Consolidated Group; (o) Investments by members of the Consolidated Group (other than Captive Insurance Subsidiaries) in any Captive Insurance Subsidiary in an aggregate amount not to exceed 150% of the minimum amount of capital required under the laws of the jurisdiction in which such Captive Insurance Subsidiary is formed (plus any excess capital generated as a result of any such prior Investment that would result in an unfavorable tax or reimbursement impact if distributed to the applicable member of the Consolidated Group), and other Investments in any Captive Insurance Subsidiary to cover reasonable general corporate and overhead expenses of such Captive Insurance Subsidiary; (p) Investments by any Captive Insurance Subsidiary; (q) loans to or on behalf of, or guarantees of Indebtedness of or income of, physicians or healthcare professionals providing service to patients in the service area of hospitals or other health care facilities operated by the Borrower or any Subsidiary made or given by the Borrower or any Subsidiary in the ordinary course of business and pursuant to a written agreement having a period not to exceed five years; provided that the aggregate amount of Loans made to or on behalf of physicians or healthcare professionals pursuant to this subsection (q) shall not exceed $25 million in the aggregate at any one time outstanding; (r) deposits of cash (including sweep accounts) with banks or other depository institutions in the ordinary course of business; (s) Investments in connection with proposed like-kind exchange transactions (intended to comply with Section 1031 of the Code (or successor provision)) to the extent permitted hereunder; (t) Investments in a Securitization Subsidiary made in connection with a Securitization Transaction permitted pursuant to Section 8.1(m); provided that any such Investment is promptly returned to the applicable member of the Consolidated Group following the repayment of the related Indebtedness permitted by Section 8.1(m); and (u) other Investments in an aggregate amount not to exceed at any time seven percent (7%) of the consolidated assets of the Consolidated Group at such time.

“Permitted Liens” means:

(a) Liens pursuant to any Credit Document;

(b) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

(c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

(d) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by any member of the Consolidated Group in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

(e) Liens incurred or deposits made by any member of the Consolidated Group in connection with any self-retention or self-insurance of general liability, medical malpractice, professional liability, property or workers’ compensation liability by such members of the Consolidated Group with respect to general liability, medical malpractice, professional liability, property or workers’ compensation which are required by providers of general liability, medical malpractice, professional liability, property or workers’ compensation insurance to the members of the Consolidated Group;

(f) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments secured shall, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within thirty (30) days after the expiration of any such stay;

(g) easements, rights-of-way, covenants, restrictions (including zoning restrictions), defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the Property for its intended purposes;

(h) Liens on Property of any Person securing purchase money and sale/leaseback Indebtedness (including Capital Leases and Synthetic Leases) of such Person to the extent permitted under Section 8.1(c), provided that any such Lien attaches only to the Property financed or leased and such Lien attaches concurrently with or within ninety (90) days after the acquisition or construction thereof;

(i) leases or subleases granted to others not interfering in any material respect with the business of any member of the Consolidated Group, including without limitation, leases of unimproved real property encumbered by a Mortgage on which real property the lessee may make improvements (and upon the request of the Borrower, the Administrative Agent shall (or shall direct the mortgagee of the applicable Mortgage to), on behalf of the Lenders, execute and deliver to the Borrower (and the applicable lessee and any lender to such lessee in connection with any leasehold financing) a subordination and non-disturbance agreement (or similar agreement) in form and substance reasonably satisfactory to the Administrative Agent);

(j) any interest or title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

(k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(l) (i) Liens created or deemed to exist in connection with a Securitization Transaction permitted hereunder (including any related filings of any UCC financing statements), but only to the extent that any such Lien relates to the applicable Property actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such Securitization Transaction and (ii) Liens on the Capital Stock of any Securitization Subsidiary created in connection with a Securitization Transaction permitted hereunder;

(m) Liens deemed to exist in connection with Investments in repurchase agreements which constitute Permitted Investments;

(n) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

(o) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection;

(p) Liens securing Indebtedness permitted under Section 8.1(h), provided that such Liens cover specific Property of the Credit Parties and are not blanket Liens;

(q) Liens securing obligations not otherwise permitted by the foregoing clauses, provided that (i) the aggregate amount of obligations secured by such Liens shall not exceed $25 million and (ii) such Liens cover specific Property of the Credit Parties and are not blanket Liens;

(r) deposits made by any member of the Consolidated Group in connection with proposed like-kind exchange transactions (intended to comply with Section 1031 of the Code (or successor provision));

(s) Liens existing as of the Closing Date and set forth on Schedule 8.2; provided that (i) no such Lien shall at any time be extended to or cover any Property other than the Property subject thereto on the Closing Date and (ii) the principal amount of the Indebtedness secured by such Liens shall not be extended, renewed, refunded or refinanced;

(t) Liens on Property of any Foreign Subsidiary securing Indebtedness permitted under Section 8.1(n);

(u) Liens on Property of any Exempt Subsidiary securing Indebtedness permitted under Section 8.1(o); and

(v) Liens in favor of a Credit Party on the Property of any member of the Consolidated Group securing Indebtedness permitted under Section 8.1(e).

“Permitted Senior Unsecured Indebtedness” means the senior unsecured Indebtedness of the Borrower (and senior unsecured guaranties thereof by any Guarantor) incurred under the Permitted Senior Unsecured Notes which satisfies the following requirements: (a) at least five (5) Business Days prior to the issuance thereof, the Borrower shall have delivered to the Administrative Agent the then current drafts of the documentation of the Permitted Senior Unsecured Indebtedness (including the Permitted Senior Unsecured Notes) and with any changes thereto made after the initial delivery of such documentation to be delivered to the Administrative Agent prior to the incurrence thereof, (b) no Default or Event of Default then exists or would result from the incurrence thereof, (c) the documentation governing the Permitted Senior Unsecured Indebtedness, taken as a whole, contains terms no less favorable in any material respects to the Credit Parties or the Lenders than the terms of the Senior Notes, (d) prior to the incurrence of any Permitted Senior Unsecured Indebtedness, the Borrower shall have delivered a certificate to the Administrative Agent demonstrating the Consolidated Total Leverage Ratio on a Pro Forma Basis after giving effect to the incurrence of such Permitted Senior Unsecured Notes, (e) the Consolidated Total Leverage Ratio on a Pro Forma Basis after giving effect to the incurrence of such Permitted Senior Unsecured Notes shall not be greater than 2.5 to 1.0 and (f) if the Consolidated Total Leverage Ratio is greater than 2.0 to 1.0 but less than 2.5 to 1.0 on a Pro Forma Basis after giving effect to the incurrence of such Permitted Senior Unsecured Notes, the aggregate outstanding principal amount of such Permitted Senior Unsecured Notes shall not exceed $250 million; provided that if the Consolidated Total Leverage Ratio is less than 2.0 to 1.0 on a Pro Forma Basis after giving effect to the incurrence of such Permitted Senior Unsecured Notes, there shall be no limitation on the amount of Permitted Senior Unsecured Notes issued by the Borrower.

“Permitted Senior Unsecured Notes” means senior unsecured notes of the Borrower (which may be guarantied by any Guarantor) issued pursuant to an effective registration statement under the Securities Act of 1933, as amended, or Rule 144A thereunder.

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

“Plan” means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which any member of the Consolidated Group or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” within the meaning of Section 3(5) of ERISA.

“Pledge Agreement” means the Amended and Restated Pledge Agreement dated as of the date hereof executed by each Credit Party in favor of the Administrative Agent, as amended or modified from time to time.

“Pro Forma Basis” means, for purposes of calculating (utilizing the principles set forth in the second paragraph of Section 1.3) the applicable pricing level under the definition of “Applicable Percentage” and for purposes of calculating the Consolidated Senior Leverage Ratio, the Consolidated Total Leverage Ratio and the Consolidated Interest Expense Coverage Ratio, that the referenced transaction shall be deemed to have occurred as of the first day of the four (4) fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Administrative Agent has received the Required Financial Information. As used herein, “transaction” shall mean (a) any merger or consolidation permitted under Section 8.4, (b) any Asset Disposition permitted under Section 8.5, (c) any Acquisition permitted under the definition of “Permitted Acquisition”, (d) any merger, consolidation, Asset Disposition or Acquisition occurring in any applicable period prior to the Closing Date, (e) any Debt Transaction and (f) any Equity Transaction. In connection with any calculation of the Consolidated Senior Leverage Ratio, the Consolidated Total Leverage Ratio and the Consolidated Interest Expense Coverage Ratio upon giving effect to a transaction on a Pro Forma Basis:

(i) for purposes of any such calculation in respect of any such Asset Disposition, (A) income statement items (whether positive or negative) attributable to the Property disposed of in such Asset Disposition shall be excluded and (B) any Indebtedness which is retired in connection with such Asset Disposition shall be excluded and deemed to have been retired as of the first day of the applicable period;

(ii) for purposes of any such calculation in respect of any such merger or consolidation or any such Acquisition, (A) any Indebtedness incurred by any member of the Consolidated Group in connection with such transaction (x) shall be deemed to have been incurred as of the first day of the applicable period and (y) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination, and (B) income statement items (whether positive or negative) attributable to the Property acquired in such transaction or pursuant to the Acquisition comprising such transaction, as applicable, shall be included beginning as of the first day of the applicable period; and

(iii) for purposes of any such calculation in respect of any such Debt Transaction or Equity Transaction, any Indebtedness retired concurrent with the consummation of such Debt Transaction or Equity Transaction shall be excluded and deemed to have been retired as of the first day of the applicable period.

“Pro Forma Compliance Certificate” means a certificate of an Executive Officer of the Borrower delivered to the Administrative Agent containing reasonably detailed calculations, after giving effect to the applicable transaction on a Pro Forma Basis, of the Consolidated Interest Expense Coverage Ratio, the Consolidated Total Leverage Ratio and the Consolidated Senior Leverage Ratio as of the most recent fiscal quarter end preceding the date of the applicable transaction with respect to which the Administrative Agent shall have received the Required Financial Information.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Quoted Rate” means, with respect to a Quoted Rate Swingline Loan, the fixed or floating percentage rate per annum, if any, offered by the Swingline Lender and accepted by the Borrower.

“Quoted Rate Swingline Loan” means a Swingline Loan bearing interest at the Quoted Rate.

“Rate Determination Date” shall have the meaning assigned to such term in the definition of “Applicable Percentage.”

“Register” shall have the meaning assigned to such term in Section 11.3(c).

“Regulation D, T, U, or X” means Regulation D, T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

“Required Financial Information” means the annual and quarterly compliance certificates and related financial statements and information required by the provisions of Sections 7.1(a), (b) and (c), as referenced in the definition of “Applicable Percentage.”

“Required Lenders” means, at any time, Lenders having more than fifty percent (50%) of the aggregate Commitments or, if the Commitments have been terminated, Lenders having more than fifty percent (50%) of the aggregate principal amount of the Revolving Obligations and Term Loans outstanding (taking into account in each case Participation Interests or obligation to participate therein); provided that the Commitments of, and outstanding principal amount of Revolving Obligations and Term Loans (taking into account Participation Interests therein) owing to, a Defaulting Lender shall be excluded for purposes hereof in making a determination of Required Lenders.

“Requirement of Law” means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, executive order or ordinance (including, without limitation, Environmental Laws) or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its material Property is subject.

“Restricted Payment” means (a) any dividend or other payment or distribution, direct or indirect, on account of any shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding (including without limitation any payment in connection with any dissolution, merger, consolidation or disposition involving any member of the Consolidated Group), or to the holders, in their capacity as such, of any shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding (other than dividends or distributions payable in the same class of Capital Stock of the applicable Person or to any Credit Party (directly or indirectly through Subsidiaries)), (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding other than Investments made pursuant to clause (k) of the definition of Permitted Investments, and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding.

“Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of a Eurocurrency Loan denominated in an Alternative Currency, (ii) each date of a continuation of a Eurocurrency Loan denominated in an Alternative Currency pursuant to Section 2.2, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by the Issuing Lender under any Letter of Credit denominated in an Alternative Currency and (iv) such additional dates as the Administrative Agent or the Issuing Lender shall determine or the Required Lenders shall require.

“Revolving Commitment” means, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans in an aggregate principal amount at any time outstanding of up to such Revolving Lender’s Revolving Committed Amount, as such amount may be reduced from time to time in accordance with the provisions hereof.

“Revolving Commitment Percentage” means, for each Revolving Lender, a fraction (expressed as a percentage) the numerator of which is the Revolving Commitment of such Revolving Lender at such time and the denominator of which is the Aggregate Revolving Committed Amount at such time. The initial Revolving Commitment Percentages are set out on Schedule 2.1.

“Revolving Commitment Termination Date” means the date six (6) years following the Closing Date.

“Revolving Committed Amount” means, collectively, the aggregate amount of all of the Revolving Commitments and, individually, the amount of each Revolving Lender’s Revolving Commitment as specified in Schedule 2.1.

“Revolving Lenders” means Lenders holding Revolving Commitments, as identified on Schedule 2.1, and their successors and assigns.

“Revolving Loan” shall have the meaning assigned to such term in Section 2.1(a) and, for purposes of Section 3.3(c), shall include any additional tranches of Revolving Loans permitted pursuant to Section 8.1(a).

“Revolving Note” shall have the meaning assigned to such term in Section 2.5.

“Revolving Obligations” means, collectively, the Revolving Loans, Swingline Loans and LOC Obligations.

“S&P” means Standard & Poor’s Ratings Group, a division of The McGraw Hill Companies, Inc., or any successor or assignee of the business of such division in the business of rating securities.

“Sale and Leaseback Transaction” means any arrangement pursuant to which any member of the Consolidated Group, directly or indirectly, becomes liable as lessee, guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (a) which such member of the Consolidated Group has sold or transferred (or is to sell or transfer) to, or arranged the purchase by, a Person which is not a member of the Consolidated Group or (b) which such member of the Consolidated Group intends to use for substantially the same purpose as any other Property which has been sold or transferred (or is to be sold or transferred) by such member of the Consolidated Group to another Person which is not a member of the Consolidated Group in connection with such lease.

“Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the Issuing Lender, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Securitization Receivables” shall have the meaning assigned to such term in the definition of “Securitization Transaction”.

“Securitization Subsidiary” shall have the meaning assigned to such term in the definition of “Securitization Transaction”.

“Securitization Transaction” means any financing transaction or series of financing transactions that have been or may be entered into by a member of the Consolidated Group pursuant to which (a) such member of the Consolidated Group (i) may sell, convey or otherwise transfer to a special purpose Subsidiary or affiliate (a “Securitization Subsidiary”) or (ii) may grant a security interest to a Securitization Subsidiary in, any accounts receivable, notes receivable, rights to future lease payments or residuals or other similar rights to payment (the “Securitization Receivables”) (whether such Securitization Receivables are then existing or arising in the future) of such member of the Consolidated Group, and any assets related thereto, including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Securitization Receivables, and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets and (b) such Securitization Subsidiary may finance the acquisition of such Securitization Receivables or interests therein, or the financing thereof, by selling or borrowing against such Securitization Receivables in a manner customary for similar transactions.

“Security Agreement” means the Amended and Restated Security Agreement dated as of the date hereof executed by each Credit Party in favor of the Administrative Agent, as amended or modified from time to time.

“Senior Debt” means Indebtedness of a member of the Consolidated Group which is not contractually subordinated to any other Indebtedness of a member of the Consolidated Group.

“Senior Notes” means those 7% Senior Notes of the Borrower in an aggregate principal amount of $600 million due 2012 issued pursuant to the terms of that certain Indenture dated as of May 6, 2004 with Citibank, N.A., as Trustee, in each case as amended and modified.

“Senior Subordinated Notes” means those 7% Senior Subordinated Notes of the Borrower in an aggregate principal amount of $600 million due 2013 issued pursuant to the terms of that certain Indenture dated as of November 12, 2003 with Citibank N.A., as Trustee, in each case as amended and modified.

“Single Employer Plan” means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

“Spot Rate” for a currency means the rate determined by the Administrative Agent or the Issuing Lender, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the Issuing Lender may obtain such spot rate from another financial institution designated by the Administrative Agent or the Issuing Lender if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the Issuing Lender may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.

“Subject Properties” shall have the meaning assigned to such term in Section 6.16.

“Subordinated Debt” means (a) the Senior Subordinated Notes and (b) any other Indebtedness of a member of the Consolidated Group which by its terms is expressly subordinated in right of payment to the prior payment of the loans and obligations under the Credit Agreement and the other Credit Documents on the terms and conditions and evidenced by documentation satisfactory to the Administrative Agent.

“Subsidiary” means, as to any Person at any time, (a) any corporation more than 50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at such time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at such time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries owns at such time more than 50% of the Capital Stock; provided that no Plan (including ESOP) shall be considered a Subsidiary of the Borrower.

“Swingline Commitment” means the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount and the commitment of the Revolving Lenders to purchase participation interests in the Swingline Loans up to their respective Revolving Commitment Percentage as provided in Section 2.1(c), as such amounts may be reduced from time to time in accordance with the provisions hereof.

“Swingline Committed Amount” means the amount of the Swingline Lender’s Commitment as specified in Section 2.1(c).

“Swingline Lender” means Bank of America.

“Swingline Loan” shall have the meaning assigned to such term in Section 2.1(c).

“Swingline Note” shall have the meaning assigned to such term in Section 2.5.

“Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease under GAAP.

“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Tax Sharing Agreement” means the Tax Sharing and Indemnification Agreement, dated as of May 11, 1999, by and among HCA – The Healthcare Company, the Borrower and LifePoint Hospitals, Inc.

“Taxes” shall have the meaning assigned to such term in Section 3.11.

“Term Loans” means the Tranche A Term Loan and any additional tranches of Term Loans permitted pursuant to Section 8.1(a).

“Tranche A Term Lenders” means Lenders holding Tranche A Term Loan Commitments, as identified on Schedule 2.1, and their successors and assigns.

“Tranche A Term Loan” shall have the meaning assigned to such term in Section 2.1(d).

“Tranche A Term Loan Commitment” means, with respect to each Tranche A Term Lender, the commitment of such Tranche A Term Lender to make a Tranche A Term Loan advance equal to such Tranche A Term Lender’s Tranche A Term Loan Committed Amount (and for purposes of making determinations of Required Lenders and for purposes of calculations referred to in Section 11.6(c), the principal amount outstanding on the Tranche A Term Loan).

“Tranche A Term Loan Commitment Percentage” means, for each Tranche A Term Lender, a fraction (expressed as a percentage) the numerator of which is the amount of the Tranche A Term Loan Commitment of such Lender at such time and the denominator of which is the aggregate amount of the Tranche A Term Loan Commitment at such time. The initial Tranche A Term Loan Commitment Percentages are set out on Schedule 2.1.

“Tranche A Term Loan Committed Amount” means, collectively, the aggregate amount of all of the Tranche A Term Loan Commitments and, individually, the amount of each Tranche A Term Lender’s Tranche A Term Loan Commitment as specified on Schedule 2.1, as such amounts may be reduced from time to time in accordance with the provisions hereof.

“Tranche A Term Loan Maturity Date” means June 10, 2011.

“Tranche A Term Note” shall have the meaning assigned to such term in Section 2.5.

“Treasury Management Agreement” means any agreement governing the provision of treasury or cash management services, including deposit accounts, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurocurrency Loan.

“UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of the perfection or non-perfection of the security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“Voting Stock” means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

“Wholly Owned Subsidiary” of any Person means any Subsidiary 100% of whose Voting Stock is at the time owned by such Person directly or indirectly through other Wholly Owned Subsidiaries.

1.2 Computation of Time Periods.

For purposes of computation of periods of time hereunder, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

1.3 Accounting Terms.

Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the annual audited financial statements referenced in Section 6.1(a) hereof); provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto after the Closing Date or (b) the Administrative Agent or the Required Lenders shall so object, in either case in writing within sixty (60) days after delivery of such financial statements, then such calculations shall continue to be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders until the Borrower and the Required Lenders otherwise agree.

Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations of the Consolidated Senior Leverage Ratio, the Consolidated Total Leverage Ratio and the Consolidated Interest Expense Coverage Ratio (including without limitation for purposes of the definitions of “Applicable Percentage” and “Pro Forma Basis” hereunder), (a) in connection with any Asset Disposition permitted under Section 8.5, (i) income statement items (whether positive or negative) attributable to the Property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction and (ii) Indebtedness which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period, (b) in connection with any merger or consolidation permitted under Section 8.4, any Acquisition referred to in the definition of “Permitted Acquisition”, (i) income statement items (whether positive or negative) attributable to any Person or Property acquired in any such transaction shall, to the extent not otherwise included in such income statement items for the members of the Consolidated Group in accordance with GAAP or in accordance with any defined terms set forth herein, be included to the extent relating to any period applicable in such calculations and (ii) any Indebtedness incurred or assumed in connection with such transaction shall be deemed to have been incurred or assumed on the first day of the applicable period and (c) in connection with any Debt Transaction or Equity Transaction, any Indebtedness retired concurrent with the consummation of such Debt Transaction or Equity Transaction shall be excluded and deemed to have been retired as of the first day of the applicable period.

1.4 Exchange Rates; Currency Equivalents.

(a) The Administrative Agent or the Issuing Lender, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Credit Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Credit Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the Issuing Lender, as applicable.

(b) Wherever in this Credit Agreement in connection with a borrowing, conversion, continuation or prepayment of a Eurocurrency Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such borrowing, Eurocurrency Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the Issuing Lender, as the case may be.

1.5 Additional Alternative Currencies.

(a) The Borrower may from time to time request that Eurocurrency Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Eurocurrency Loans, such request shall be subject to the approval of the Administrative Agent and the Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the Issuing Lender.

(b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., ten Business Days prior to the date of the desired Extension of Credit (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the Issuing Lender, in its or their sole discretion). In the case of any such request pertaining to Eurocurrency Loans, the Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the Issuing Lender thereof. Each Lender (in the case of any such request pertaining to Eurocurrency Loans) or the Issuing Lender (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., five Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.

(c) Any failure by a Lender or the Issuing Lender, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the Issuing Lender, as the case may be, to permit Eurocurrency Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Lenders consent to making Eurocurrency Loans in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any borrowings of Eurocurrency Loans; and if the Administrative Agent and the Issuing Lender consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.5, the Administrative Agent shall promptly so notify the Borrower.

1.6 Letter of Credit Amounts.

Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any LOC Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

1.7 Times of Day.

Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

SECTION 2

CREDIT FACILITIES

2.1 Commitments.

(a) Revolving Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving loans (the “Revolving Loans”) to the Borrower in Dollars or in one or more Alternative Currencies in the amount of such Revolving Lender’s Revolving Commitment Percentage of such Revolving Loans for the purposes hereinafter set forth; provided that (i) with regard to the Revolving Lenders collectively, (A) the aggregate principal amount of Revolving Obligations at any time shall not exceed SIX HUNDRED MILLION DOLLARS ($600,000,000), subject to reduction pursuant to Section 3.4 (the “Aggregate Revolving Committed Amount”) and (B) the aggregate principal amount of Revolving Obligations denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit and (ii) with regard to each Revolving Lender individually, such Revolving Lender’s Revolving Commitment Percentage of Revolving Obligations at any time shall not exceed such Revolving

Lender’s Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurocurrency Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

(b) Letter of Credit Sublimit Commitment. During the Commitment Period, subject to the terms and conditions hereof and of the LOC Documents, if any, and such other terms and conditions which the Issuing Lender may reasonably require, the Issuing Lender agrees, in reliance upon the agreements of the Lenders set forth herein, to issue, and the Revolving Lenders shall participate severally in, such standby Letters of Credit denominated in Dollars or in an Alternative Currency as the Borrower may request, in form acceptable to the Issuing Lender, for the purposes hereinafter set forth; provided that (i) the aggregate amount of LOC Obligations shall not exceed ONE HUNDRED MILLION DOLLARS ($100,000,000) at any time (the “LOC Committed Amount”), (ii) with regard to the Revolving Lenders collectively, (A) the aggregate principal amount of Revolving Obligations at any time shall not exceed the Aggregate Revolving Committed Amount and (B) the aggregate principal amount of Revolving Obligations denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit and (iii) with regard to each Revolving Lender individually, such Revolving Lender’s Revolving Commitment Percentage of Revolving Obligations at any time shall not exceed such Revolving Lender’s Revolving Committed Amount. Letters of Credit issued hereunder shall have an expiry date not more than one (1) year from the date of issuance or extension, and may not extend beyond the date five (5) Business Days prior to the Revolving Commitment Termination Date (the “LOC Expiration Date”). All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

(c) Swingline Sublimit Commitment. During the Commitment Period, subject to the terms and conditions hereof, the Swingline Lender agrees, in reliance upon the agreements of the Lenders set forth herein, to make certain revolving loans (the “Swingline Loans”) to the Borrower in Dollars; provided that (i) the aggregate principal amount of Swingline Loans shall not exceed FIFTY MILLION DOLLARS ($50,000,000) (the “Swingline Committed Amount”), (ii) with regard to the Revolving Lenders collectively, the aggregate principal amount of Revolving Obligations at any time shall not exceed the Aggregate Revolving Committed Amount and (iii) with regard to each Revolving Lender individually, such Revolving Lender’s Revolving Commitment Percentage of Revolving Obligations at any time shall not exceed such Revolving Lender’s Revolving Committed Amount. Swingline Loans may consist of Base Rate Loans or Quoted Rate Swingline Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

(d) Tranche A Term Loan Commitment. On the Closing Date, subject to the terms and conditions hereof, each Tranche A Term Lender severally agrees to make its Tranche A Term Loan Commitment Percentage of a term loan (the “Tranche A Term Loan”) in the aggregate principal amount of FIVE HUNDRED MILLION DOLLARS ($500,000,000) to the Borrower for the purposes hereinafter set forth. The Tranche A Term Loan may be comprised of Base Rate Loans or Eurocurrency Loans, or a combination thereof, as the Borrower may request. Amounts repaid on the Tranche A Term Loan may not be reborrowed.

2.2 Method of Borrowing.

(a) Notice of Request for Extensions of Credit. The Borrower shall request an Extension of Credit hereunder by written notice (or telephone notice promptly confirmed in writing) as follows:

(i) Revolving Loans. In the case of Revolving Loans, to the Administrative Agent not later than 11:00 A.M. on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, on the third Business Day prior to the date of the requested borrowing in the case of Eurocurrency Loans denominated in Dollars and on the fourth Business Day prior to the date of the requested borrowing in the case of Eurocurrency Loans denominated in Alternative Currencies. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, (D) the currency of such Revolving Loan and (E) whether the borrowing shall be comprised of Base Rate Loans, Eurocurrency Loans or a combination thereof, and if Eurocurrency Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing is attached as Exhibit A. The Administrative Agent shall give notice to each Revolving Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.2(a)(i), the contents thereof and each such Revolving Lender’s share of any borrowing to be made pursuant thereto.

(ii) Letters of Credit. In the case of Letters of Credit, to the Issuing Lender with a copy to the Administrative Agent not later than 11:00 A.M. in the form of a Letter of Credit Application appropriately completed and signed, on the third Business Day prior to the date of the requested issuance or extension (or such shorter period as may be agreed by the Issuing Lender). Each such request for issuance or extension of a Letter of Credit shall be irrevocable and shall specify, among other things, (A) that a Letter of Credit is requested, (B) the date of the requested issuance or extension, (C) the type, amount, currency, expiry date and terms on which the Letter of Credit is to be issued or extended, and (D) the name and address of the beneficiary.

(iii) Swingline Loans. In the case of Swingline Loans, to the Swingline Lender not later than 12:00 Noon on the Business Day of the requested borrowing. Each such request for borrowing shall be irrevocable and shall specify (A) that a Swingline Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) the interest rate option and maturity requested therefor. A form of Notice of Borrowing is attached as Exhibit A. Each Swingline Loan shall have a maturity date as the Borrower may request and the Swingline Lender may agree.

(iv) Tranche A Term Loan. In the case of the Tranche A Term Loan, to the Administrative Agent not later than 11:00 A.M. on the Business Day prior to the Closing Date in the case of Base Rate Loans, and on the third Business Day prior to the Closing Date in the case of Eurocurrency Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that the Tranche A Term Loan is requested, (B) the aggregate principal amount to be borrowed, and (C) whether the borrowing shall be comprised of Base Rate Loans, Eurocurrency Loans or a combination thereof, and if Eurocurrency Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing is attached as Exhibit A. The Administrative Agent shall give notice to each Tranche A Term Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.2(a)(iv), the contents thereof and each such Tranche A Term Lender’s share of any borrowing to be made pursuant thereto.

(b) Minimum Amounts. Each Loan advance shall be in a minimum principal amount of $1.0 million, in the case of Eurocurrency Loans, or $1.0 million (or the remaining Committed Amount, if less), in the case of Base Rate Loans, and integral multiples of $250,000 in excess thereof. Each Swingline Loan advance shall be in a minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof.

(c) Information Not Provided. If in connection with any such request for an Extension of Credit, the Borrower shall fail to specify (i) an applicable Interest Period in the case of a Eurocurrency Loan, the Borrower shall be deemed to have requested an Interest Period of one (1) month, (ii) the type of loan requested in the case of Revolving Loans, the Tranche A Term Loan or the Swingline Loan, the Borrower shall be deemed to have requested a Base Rate Loan or (iii) the currency requested in the case of Revolving Loans or Letters of Credit, the Borrower shall be deemed to have requested a Loan or Letter of Credit, as applicable, denominated in Dollars. No Revolving Loan may be converted into or continued as a Revolving Loan denominated in a different currency, but instead must be prepaid in the original currency of such Revolving Loan and reborrowed in the other currency.

(d) Maximum Number of Eurocurrency Loans. In connection with any request for an Extension of Credit, (i) the Revolving Loans may be comprised of no more than ten (10) Eurocurrency Loans outstanding at any time and (ii) the Tranche A Term Loan may be comprised of no more than five (5) Eurocurrency Loans outstanding at any time. For purposes hereof, Eurocurrency Loans with separate or different Interest Periods will be considered as separate Eurocurrency Loans even if their Interest Periods expire on the same date.

2.3 Interest.

Subject to Section 3.1, the Loans hereunder shall bear interest at a per annum rate, payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein), as follows:

(a) Base Rate Loans. During such periods as the Loans shall be comprised of Base Rate Loans, the sum of the Base Rate plus the Applicable Percentage;

(b) Eurocurrency Loans. During such periods as the Loans shall be comprised of Eurocurrency Loans, the sum of the Eurocurrency Rate plus the Applicable Percentage plus (in the case of a Eurocurrency Loan of any Lender which is lent from a lending office in the United Kingdom or a Participating Member State) the Mandatory Cost; and

(c) Quoted Rate Swingline Loans. During such periods as the Swingline Loans shall be comprised of Quoted Rate Swingline Loans, the Quoted Rate.

2.4 Repayment.

(a) Revolving Loans. The principal amount of all Revolving Loans shall be due and payable in full on the Revolving Commitment Termination Date.

(b) Swingline Loans. The principal amount of all Swingline Loans shall be due and payable on the earlier of (A) the maturity date agreed to by the Swingline Lender and the Borrower with respect to such Loan, or (B) the Revolving Commitment Termination Date.

(c) Tranche A Term Loan. The principal amount of the Tranche A Term Loan shall be due and payable beginning on September 30, 2006, as follows:

Date	Principal Amortization Payment	Date	Principal Amortization Payment
September 30, 2006	$3,125,000	March 31, 2009	$9,375,000
December 31, 2006	$3,125,000	June 30, 2009	$9,375,000
March 31, 2007	$3,125,000	September 30, 2009	$12,500,000
June 30, 2007	$3,125,000	December 31, 2009	$12,500,000
September 30, 2007	$6,250,000	March 31, 2010	$12,500,000
December 31, 2007	$6,250,000	June 30, 2010	$12,500,000
March 31, 2008	$6,250,000	September 30, 2010	$93,750,000
June 30, 2008	$6,250,000	December 31, 2010	$93,750,000
September 30, 2008	$9,375,000	March 31, 2011	$93,750,000
December 31, 2008	$9,375,000	Tranche A Term Loan Maturity Date	Outstanding Principal Balance of Tranche A Term Loan

(d) The amount set forth in clause (c) above is subject to adjustment pursuant to Section 3.3 hereof.

2.5 Notes.

Upon the request of any Lender to the Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans to such Borrower. Each such Note shall (a) in the case of Revolving Loans, be in the form of Exhibt B (a “Revolving Note”), (b) in the case of Swingline Loans, be in the form of Exhibit C (a “Swingline Note”) and (c) in the case of the Tranche A Term Loan, be in the form of Exhibit D (a “Tranche A Term Note”). Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

2.6 Additional Provisions Relating to Letters of Credit.

(a) Participation. Each Revolving Lender, with respect to the Existing Letters of Credit, hereby purchases a participation interest in such Existing Letters of Credit, and with respect to Letters of Credit issued on or after the Closing Date, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Revolving Commitment Percentages of the Revolving Lenders) and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Revolving Lender’s participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each Revolving Lender shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (c) hereof. The obligation of each Revolving Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

(b) Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Revolving Lenders make a Revolving Loan in the amount of the drawing as provided in subsection (c) hereof on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds in the applicable currency. In the case of a Letter of Credit denominated in an Alternative Currency, the Borrower shall reimburse the Issuing Lender in such Alternative Currency, unless (i) the Issuing Lender (at its option) shall have specified in such notice that it will require reimbursement in Dollars or (ii) in the absence of any such requirement for reimbursement for Dollars, the Borrower shall have notified the Issuing Lender promptly following the receipt of notice of drawing that the Borrower will reimburse the Issuing Lender in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the Issuing Lender shall notify the Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. If the Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Base Rate plus the sum of (i) the Applicable Percentage and (ii) two percent (2%). The Borrower’s reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Revolving Lenders of the amount of any unreimbursed drawing (expressed in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) and each Revolving Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Revolving Lender’s Revolving Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Revolving Lender from the Issuing Lender if such notice is received at or before 12:00 Noon otherwise such payment shall be made at or before 11:00 A.M. on the Business Day next succeeding the day such notice is received. If such Revolving Lender does not pay such amount to the Issuing Lender in full upon such request, such Revolving Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Revolving Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Revolving Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Revolving Lender’s obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Revolving Lender to the Issuing Lender, such Revolving Lender shall, automatically and without any further action on the part of the Issuing Lender or such Revolving Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

(c) Repayment with Revolving Loans. On any day on which the Borrower shall have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Revolving Lenders that a Revolving Loan has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurocurrency Loans to the extent the Borrower has complied with the procedures of Section 2.2(a)(i) with respect thereto) shall be immediately made to the Borrower by all Revolving Lenders (notwithstanding any termination of the Commitments pursuant to Section 9.2) pro rata based on the respective Revolving Commitment Percentages of the Revolving Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Revolving Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any Credit Party), then each such Revolving Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Issuing Lender such participation in the outstanding LOC Obligations as shall be necessary to cause each such Revolving Lender to share in such LOC Obligations ratably (based upon the respective Commitment Percentages of the Revolving Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), provided that in the event such payment is not made on the day of drawing, such Revolving Lender shall pay in addition to the Issuing Lender interest on the amount of its unfunded Participation Interest at a rate equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Rate, and thereafter at the Base Rate.

(d) Designation of Other Credit Parties as Account Parties. Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 2.2(a)(ii) hereof, a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Credit Party, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Borrower’s reimbursement obligations hereunder with respect to such Letter of Credit.

(e) Renewal, Extension. The renewal or extension of any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

(f) Applicability of ISP. Unless otherwise expressly agreed by the Issuing Lender and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each Letter of Credit.

(g) Indemnification; Nature of Issuing Lender’s Duties.

(i) In addition to its other obligations under this Section 2.6, the Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called “Government Acts”).

(ii) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender’s rights or powers hereunder.

(iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrower or any other Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

(iv) Nothing in this subsection (g) is intended to limit the reimbursement obligations of the Borrower contained in subsection (c) above. The obligations of the Borrower under this subsection (g) shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

(v) Notwithstanding anything to the contrary contained in this subsection (g), the Borrower shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender (A) arising solely out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a court of competent jurisdiction, or (B) caused by the Issuing Lender’s failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

(h) Responsibility of Issuing Lender. It is expressly understood and agreed that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.6 shall be deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this Section 2.6 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender. Furthermore, the Issuing Lender shall not be under any obligation to issue any Letter of Credit if:

(i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing such Letter of Credit, or any law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Lender in good faith deems material to it;

(ii) the issuance of such Letter of Credit would violate one or more policies of the Issuing Lender applicable to borrowers generally;

(iii) the Issuing Lender does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency (other than Dollars or Euro); or

(iv) a default of any Lender’s obligations to fund under Section 2.6(a) exists or any Lender is at such time a Defaulting Lender hereunder, unless the Issuing Lender has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the Issuing Lender’s risk with respect to such Lender.

(i) Conflict with LOC Documents. Solely as among the parties hereto, in the event of any conflict between this Credit Agreement and any LOC Document (including any letter of credit application), this Credit Agreement shall control.

(j) Cash Collateral. (i) Upon the request of the Administrative Agent, if, as of the LOC Expiration Date, any LOC Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then outstanding amount of all LOC Obligations.

(ii) In addition, if the Administrative Agent notifies the Borrower at any time that the outstanding amount of all LOC Obligations at such time exceeds 105% of the LOC Committed Amount then in effect, then, within two Business Days after receipt of such notice, the Borrower shall Cash Collateralize the LOC Obligations in an amount equal to the amount by which the outstanding amount of all LOC Obligations exceeds the LOC Committed Amount.

(iii) The Administrative Agent may, at any time and from time to time after the initial deposit of Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations.

(iv) Section 3.3 set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of this Section 2.6(j) and Section 3.3, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Lender and the Lenders, as collateral for the LOC Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Lender. Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Lender and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, interest bearing deposit accounts at Bank of America.

(k) Reports. The Issuing Lender will provide to the Administrative Agent for dissemination to the Lenders at least quarterly, a detailed summary report on its Letters of Credit and the activity thereon, including, among other things, the Credit Party for whose account the Letter of Credit is issued, the beneficiary, the face amount and the expiry date. The Administrative Agent shall promptly provide a copy of this quarterly report to the Lenders and the Borrower.

2.7 Additional Provisions Relating to Swingline Loans.

The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Revolving Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrower shall be deemed to have requested a Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand shall be deemed to have been given one (1) Business Day prior to the Revolving Commitment Termination Date and on the date of the occurrence of any Event of Default described in Section 9.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2. Each Revolving Lender hereby irrevocably agrees to make its Revolving Commitment Percentage of each such Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (I) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 5.2 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (VI) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each Revolving Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such Participation Interests in the outstanding Swingline Loans as shall be necessary to cause each such Revolving Lender to share in such Swingline Loans ratably based upon its Revolving Commitment Percentage of the Revolving Committed Amount (determined before giving effect to any termination of the Commitments pursuant to Section 3.4), provided that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective Participation Interest is funded and (B) at the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Revolving Lender shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Borrower in accordance with the terms of Section 2.4(b), interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to the Federal Funds Rate.

SECTION 3

OTHER PROVISIONS RELATING TO CREDIT FACILITIES

3.1 Default Rate.

Upon the occurrence, and during the continuance, of an Event of Default, (a) the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Base Rate plus the then effective Applicable Percentage for Base Rate Loans plus 2%) and (b) Letter of Credit Fees shall accrue at a per annum rate 2% greater than the rate which would otherwise be applicable.

3.2 Continuation and Conversion.

The Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (a) except as provided in Section 3.8, Eurocurrency Loans may be converted into Base Rate Loans or extended as Eurocurrency Loans for new Interest Periods only on the last day of the Interest Period applicable thereto, (b) without the consent of the Required Lenders, Eurocurrency Loans may be extended, and Base Rate Loans may be converted into Eurocurrency Loans, only if the conditions precedent set forth in Section 5.2 are satisfied on the date of Continuation or Conversion, (c) Loans extended as, or converted into, Eurocurrency Loans shall be subject to the terms of the definition of “Interest Period” and shall be in such minimum amounts as provided in

Section 2.2(b), (d) no more than ten (10) Eurocurrency Loans which comprise Revolving Loans and no more than five (5) Eurocurrency Loans which comprise the Tranche A Term Loan shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurocurrency Loans with different Interest Periods shall be considered as separate Eurocurrency Loans, even if they begin on the same date, although borrowings, Continuations and Conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurocurrency Loan with a single Interest Period) and (e) any request for Continuation or Conversion of a Eurocurrency Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one (1) month. Each such Continuation or Conversion shall be effected by the Borrower by giving a Notice of Continuation or Conversion (or telephonic notice promptly confirmed in writing) to the office of the Administrative Agent specified in Section 11.1, or at such other office as the Administrative Agent may designate in writing, prior to 11:00 A.M. on the Business Day of, in the case of the Conversion of a Eurocurrency Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the Continuation of a Eurocurrency Loan as, or Conversion of a Base Rate Loan into, a Eurocurrency Loan, the date of the proposed Continuation or Conversion, specifying the date of the proposed Continuation or Conversion, the Loans to be so Continued or Converted, the types of Loans into which such Loans are to be Converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for Continuation or Conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in subsections (a), (b), (c), (d) and (e) of Section 5.2. In the event the Borrower fails to request Continuation or Conversion of any Eurocurrency Loan in accordance with this Section, or any such Conversion or Continuation is not permitted or required by this Section, then such Eurocurrency Loan shall be automatically Converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

3.3 Prepayments.

(a) Voluntary Prepayments. The Loans may, upon notice to the Administrative Agent, be repaid in whole or in part without premium or penalty (except, in the case of Eurocurrency Loans, breakage costs related to prepayments not made on the last day of the relevant interest period); provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Eurocurrency Loans denominated in Dollars, (B) four Business Days prior to any date of prepayment of Eurocurrency Loans denominated in Alternative Currencies, and (C) on the date of prepayment of Base Rate Loans and (ii) partial prepayments shall be minimum principal amounts of $1.0 million (except Swingline Loans, which may be prepaid in minimum principal amounts of $500,000), and in integral multiples of $250,000 in excess thereof.

(b) Mandatory Prepayments.

(i) Revolving Committed Amount. If at any time, (A) the aggregate principal amount of Revolving Obligations shall exceed the Aggregate Revolving Committed Amount, (B) the aggregate amount of LOC Obligations shall exceed the LOC Committed Amount, (C) the aggregate principal amount of Swingline Loans shall exceed the Swingline Committed Amount or (D) the aggregate principal amount of Revolving Obligations denominated in Alternative Currencies shall exceed the Alternative Currency Sublimit, the Borrower shall immediately make payment on the Revolving Loans, on the Swingline Loans and/or to a cash collateral account in respect of the LOC Obligations, in an amount sufficient to eliminate the excess.

(ii) Asset Dispositions. In connection with any Asset Disposition pursuant to Section 8.5(d), to the extent the aggregate Net Proceeds received by the Borrower and the Guarantors from any Asset Disposition pursuant to Section 8.5(d) consummated after the Closing Date exceed $200 million, the Loans shall be promptly prepaid as hereafter provided in an amount equal to the percentage shown below of such Net Proceeds in excess of $200 million based on the Consolidated Total Leverage Ratio as of the end of the fiscal quarter immediately preceding the date of such Asset Disposition to the extent that such Net Proceeds are not reinvested in Eligible Assets or applied as consideration for a Permitted Acquisition within twelve months of the date of such Asset Disposition; provided, that the payment of such Net Proceeds need not be made until such time as the aggregate amount payable hereunder shall be at least $10 million at any time:

Consolidated Total Leverage Ratio	Percentage of Net Proceeds in excess of $200 million to be applied as Prepayment
≥ 3.5:1.0	100%
≥ 2.75:1.0 but < 3.5:1.0	50%
< 2.75:1.0	0%

(iii) Debt Transactions. In connection with any Debt Transaction, to the extent the aggregate Net Proceeds received by the Borrower and the Guarantors from all Debt Transactions consummated after the Closing Date exceed $300 million, the Loans shall be promptly prepaid as hereafter provided in an amount equal to the percentage shown below of such Net Proceeds in excess of $300 million based on the Consolidated Total Leverage Ratio after giving effect to such Debt Transaction and the application of proceeds in connection therewith on a Pro Forma Basis:

Consolidated Total Leverage Ratio	Percentage of Net Proceeds in excess of $300 million to be applied as Prepayment
≥ 3.5:1.0	100%
≥ 3.0:1.0 but < 3.5:1.0	50%
< 3.0:1.0	25%

(iv) Equity Transactions. In connection with any Equity Transaction, to the extent the aggregate Net Proceeds from all Equity Transactions of the Borrower or any Guarantor consummated after the Closing Date exceed $250 million, the Loans shall be promptly prepaid as hereafter provided in an amount equal to the percentage shown below of Net Proceeds therefrom based on the Consolidated Total Leverage Ratio after giving effect to such Equity Transaction and the application of proceeds in connection therewith on a Pro Forma Basis:

Consolidated Total Leverage Ratio	Percentage of Net Proceeds in excess of $250 million to be applied as Prepayment
> 3.0:1.0	25%
≤ 3.0:1.0	0%

(c) Application.

(i) Voluntary Prepayments. Voluntary prepayments on the Revolving Obligations shall be applied as specified by the Borrower in minimum principal amounts of $1,000,000 without premium or penalty. Voluntary prepayments on the Term Loans shall be applied ratably to the Term Loans (based on the aggregate principal amount of Term Loans then outstanding) until paid in full, in each case ratably to the remaining scheduled principal amortization payments thereunder. Within the parameters of the applications set forth above, voluntary prepayments shall be applied first to Base Rate Loans and then to Eurocurrency Loans and Quoted Rate Swingline Loans in direct order of Interest Period maturities.

(ii) Mandatory Prepayments. Mandatory prepayments made pursuant to subsections (ii), (iii) and (iv) of Section 3.3(b) shall be applied first ratably to the Term Loans (in each case ratably to the remaining principal amortization installments thereof) until paid in full, and thereafter, to the Revolving Obligations (with a corresponding permanent reduction in the Revolving Committed Amount in an amount equal to all amounts applied to the Revolving Obligations pursuant to this Section 3.3(c)(ii)). Within the parameters of the applications set forth above, mandatory prepayments shall be applied first to Base Rate Loans and then to Eurocurrency Loans and Quoted Rate Swingline Loans in direct order of Interest Period maturities.

(iii) Availability. Amounts prepaid on the Revolving Obligations may, subject to the terms and conditions hereof, be reborrowed. Amounts prepaid on the Term Loans may not be reborrowed.

3.4 Reduction and Termination of Commitments.

(a) Voluntary Reduction of Revolving Commitments. The Revolving Commitments may be terminated or permanently reduced in whole or in part upon three (3) Business Days’ prior written notice to the Administrative Agent, provided that (i) after giving effect to any voluntary reduction the aggregate amount of Revolving Obligations shall not exceed the Aggregate Revolving Committed Amount, as reduced, (ii) if, after giving effect to any reductions of the Revolving Commitments, the Alternative Currency Sublimit, the LOC Committed Amount or the Swingline Committed Amount exceeds the Aggregate Revolving Commitment, such sublimit or amount will be automatically reduced by the amount of such excess and (iii) partial reductions shall be in a minimum principal amount of $5.0 million, and in integral multiples of $1.0 million in excess thereof.

(b) Mandatory Reduction of Revolving Commitments. On any date that the Revolving Obligations are required to be prepaid pursuant to the terms of Section 3.3(b), the Revolving Commitments automatically shall be permanently reduced by the amount of such required prepayment.

(c) Termination of Revolving Commitments. The Revolving Commitments hereunder shall terminate on the Revolving Commitment Termination Date.

(d) Termination of Tranche A Term Loan Commitments. The Tranche A Term Loan Commitments hereunder shall terminate upon the funding of the Tranche A Term Loan on the Closing Date.

3.5 Fees.

(a) Commitment Fee. In consideration of the Revolving Commitments, hereunder, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Revolving Lenders a commitment fee (the “Commitment Fee”) for the period from the Closing Date to the Revolving Commitment Termination Date equal to the Applicable Percentage per annum on the actual daily unused amount of the Revolving Committed Amount for the applicable period. The Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Closing Date and on the Revolving Commitment Termination Date. For purposes of computation of the Commitment Fee, Swingline Loans shall not be counted toward or considered usage under the Revolving Committed Amount of any Revolving Lender other than the Swingline Lender.

(b) Letter of Credit Fees.

(i) Letter of Credit Issuance Fee. In consideration of the issuance of standby Letters of Credit hereunder, the Borrower promises to pay to the Administrative Agent for the account of each Revolving Lender a fee (the “Letter of Credit Fee”) on such Revolving Lender’s Revolving Commitment Percentage of the actual daily maximum amount available to be drawn under each such standby Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Percentage for Revolving Loans which are Eurocurrency Loans. The Letter of Credit Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding quarter (or portion thereof) beginning with the first such date to occur after the Closing Date and on the LOC Expiration Date.

(ii) Issuing Lender Fees. In addition to the Letter of Credit Fee payable pursuant to clause (i) above, the Borrower promises to pay to the Issuing Lender without sharing by the other Lenders (i) a letter of credit fronting fee of one-fourth of one percent (0.25%) on the actual daily maximum amount available to be drawn under each Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration and (ii) the customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the “Issuing Lender Fees”). Issuing Lender Fees shall be due and payable on the tenth Business Day following the last day of each calendar quarter for the immediately preceding quarter commencing with the first such date to occur after the issuance of such Letter of Credit and on the LOC Expiration Date.

(c) Administrative Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, the fees referred to in the Administrative Agent Fee Letter.

3.6 Capital Adequacy.

If any Lender has determined that, after the date hereof, the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any law, rule or regulation regarding capital adequacy applicable to such Lender (or its parent holding company or its Applicable Lending Office), or compliance by such Lender (or its parent holding company or its Applicable Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender’s capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender’s policies with respect to capital adequacy), then, upon notice from such Lender to the Borrower, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

3.7 Limitation on Eurocurrency Loans.

If on or prior to the first day of any Interest Period for any Eurocurrency Loan:

(a) the Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate for such Interest Period; or

(b) the Required Lenders determine (which determination shall be conclusive) and notify the Administrative Agent that the Eurocurrency Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurocurrency Loans for such Interest Period; then the Administrative Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurocurrency Loans, Continue Eurocurrency Loans, or to Convert Base Rate Loans into Eurocurrency Loans, and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurocurrency Loans, either prepay such Eurocurrency Loans or Convert such Eurocurrency Loans into Base Rate Loans in accordance with the terms of this Credit Agreement.

3.8 Illegality.

Notwithstanding any other provision of this Credit Agreement, in the event that it becomes unlawful for any Lender (or its Applicable Lending Office) to make, maintain, or fund Eurocurrency Loans hereunder, then such Lender shall promptly notify the Borrower and Administrative Agent thereof and such Lender’s obligation to make or Continue Eurocurrency Loans and to Convert Base Rate Loans into Eurocurrency Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurocurrency Loans (in which case the provisions of Section 3.10 shall be applicable).

3.9 Requirements of Law.

If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

(a) shall subject such Lender (or its Applicable Lending Office) to any Taxes with respect to any Eurocurrency Loans, its Notes, any Letter of Credit or any Lender’s participation therein, any LOC Documents, or its obligation to make Eurocurrency Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Credit Agreement or its Notes in respect of any Eurocurrency Loans (other than a change in the rate of tax);

(b) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Eurocurrency Reserve Requirement utilized in the determination of the Eurocurrency Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

(c) shall impose on such Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting this Credit Agreement or its Notes or any of such extensions of credit or liabilities or commitments (including any Letter of Credit or any Lender’s participation therein or any LOC Documents); and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurocurrency Loans or any Letter of Credit or any Lender’s participation therein or any LOC Documents or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Credit Agreement or its Notes with respect to any Eurocurrency Loans or any Letter of Credit or LOC Document, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this Section 3.9, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or Continue Eurocurrency Loans, or to Convert Base Rate Loans into Eurocurrency Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.10 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. Each Lender shall promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 3.9 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of such Lender, be otherwise materially disadvantageous to it; provided, that in determining whether designating a different Applicable Lending Office would be disadvantageous to such Lender, such Lender shall disregard any economic disadvantage that the Borrower agrees in form and substance satisfactory to such Lender to indemnify and hold such Lender harmless therefrom. Any Lender claiming compensation under this Section 3.9 shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

3.10 Treatment of Affected Loans.

If the obligation of any Lender to make any Eurocurrency Loan or to Continue, or to Convert Base Rate Loans into, Eurocurrency Loans shall be suspended pursuant to Section 3.8 or 3.9 hereof, such Lender’s Eurocurrency Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurocurrency Loans (or, in the case of a Conversion required by Section 3.8 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to such Conversion no longer exist:

(a) to the extent that such Lender’s Eurocurrency Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s Eurocurrency Loans shall be applied instead to its Base Rate Loans; and

(b) all Loans that would otherwise be made or Continued by such Lender as Eurocurrency Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into Eurocurrency Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to the Conversion of such Lender’s Eurocurrency Loans pursuant to this Section 3.10 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurocurrency Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurocurrency Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurocurrency Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.

3.11 Taxes.

(a) Any and all payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any other Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on its net income, and franchise taxes imposed in lieu of a tax on net income, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized or maintained or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as “Taxes”). If the Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable under this Credit Agreement or any other Credit Document to any Lender or the Administrative Agent, (i) except as provided in Section 3.11(e), the sum payable shall be increased as necessary so that after making all required deductions or withholdings for or on account of Taxes (including deductions or withholdings for or on account of Taxes applicable to additional sums payable under this Section 3.11) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions or withholdings, (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxation authority or other Governmental Authority in accordance with applicable law, and (iv) within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 11.1, the original or a certified copy of a receipt evidencing payment thereof.

(b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Credit Agreement or any other Credit Document or from the execution or delivery of, or otherwise with respect to, this Credit Agreement or any other Credit Document (hereinafter referred to as “Other Taxes”).

(c) Except as provided in Section 3.11(e), the Borrower agrees to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.11 for or on account of Taxes or Other Taxes) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

(d) Each Lender and the Administrative Agent that is not a United States person under Section 7701(a)(30) of the Code for U.S. federal income tax purposes, on or prior to the date of its execution and delivery of this Credit Agreement in the case of the Administrative Agent and each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a party hereto in the case of each other such Person (including, without limitation, a Lender that is an assignee or transferee of an interest under this Credit Agreement pursuant to Section 3.17 or 11.3), and from time to time thereafter if (x) a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect or (y) requested in writing by the Borrower or the Administrative Agent (but only so long as such Person remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN or Form W-8ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Person is entitled to benefits under an income tax treaty to which the United States is a party which completely eliminates United States withholding tax on all payments hereunder and under any other Credit Documents or certifying that all such payments are effectively connected with the conduct of a trade or business in the United States, or (ii) if such Person is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code and cannot comply with clause (i), (A) a certificate representing that it is not (1) a “bank” as such term is used in Section 881(c)(3)(A) of the Code, (2) a controlled foreign corporation related (within the meaning of Section 864(d) of the Code to the Borrower, or (3) a 10 percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and (B) two accurate and complete original signed copies of Form W-8BEN or any successor form prescribed by the Internal Revenue Service. In addition, if requested in writing by the Borrower or the Administrative Agent, each Lender and the Administrative Agent that is a United States person under Section 7701(a)(30) of the Code for U.S. federal income tax purposes, on or prior to the date of its execution and delivery of this Credit Agreement in the case of each such Person listed on the signature pages hereof and on or prior to the date on which it becomes a party hereto in the case of each other Person (including, without limitation, a Lender that is an assignee or transferee of an interest under this Credit Agreement pursuant to Section 3.17 or 11.3), and from time to time thereafter if (y) a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect or (z) requested in writing by the Borrower or the Administrative Agent (but only so long as such Person remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with two accurate and complete original signed copies of Internal Revenue Service Form W-9 or any successor form prescribed by the Internal Revenue Service certifying that such Person is entitled to a complete exemption from United States withholding tax on payments pursuant to this Credit Agreement and any of the other Credit Documents.

(e) For any period with respect to which the Administrative Agent or a Lender has failed to provide the Borrower and the Administrative Agent with the appropriate form pursuant to Section 3.11(d) (unless such failure is due to a change in treaty, law, or regulation (or in the official interpretation thereof) enacted or promulgated subsequent to the date on which a form with respect to such Person originally was required to be provided), such Person shall not be entitled to increased payment or indemnification under Section 3.11(a) or 3.11(c) with respect to Taxes imposed by the United States; provided, however, that should such a Person, which is otherwise exempt from United States withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Person shall reasonably request to assist such Person, at such Person’s expense, to recover such Taxes. In addition, for any period with respect to which such a Person has provided the Borrower and the Administrative Agent with the certification and Internal Revenue Service forms specified in clause (ii) of Section 3.11(d), such Person shall not be entitled to increased payment or indemnification under Section 3.11(a) or 3.11(c) with respect to Taxes imposed by the United States other than Taxes imposed on interest.

(f) Each Lender shall promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 3.11. If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 3.11, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the sole judgment of such Lender, is not otherwise materially disadvantageous to such Lender; provided, that in determining whether changing the jurisdiction of an Applicable Lending Office would be materially disadvantageous to such Lender, such Lender shall disregard any economic disadvantage that the Borrower agrees in form and substance satisfactory to such Lender to indemnify and hold such Lender harmless from. Any Lender claiming compensation under this Section 3.11 shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error.

(g) If any Lender or the Administrative Agent determines that it has actually received or realized any refund of tax, any reduction of, or credit against, its tax liabilities or otherwise recovered any amount in connection with any deduction or withholding, or payment of any additional amount, by the Borrower pursuant to Section 3.9 or 3.11, such Person shall reimburse the Borrower an amount that such Person shall, in its sole discretion, determine is equal to the net benefit, after tax, which was actually obtained by such Person as a consequence of such refund, reduction, credit or recovery; provided, that nothing in this paragraph (g) shall require such Person to make available its tax returns (or any other information relating to its taxes which it deems to be confidential).

(h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.11 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

3.12 Compensation.

Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (excluding loss of anticipated profits) incurred by it as a result of:

(a) any payment, prepayment, or Conversion of a Eurocurrency Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9.2) on a date other than the last day of the Interest Period for such Loan; or

(b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Section 5 to be satisfied) to borrow, Convert, Continue, or prepay a Eurocurrency Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Credit Agreement.

With respect to Eurocurrency Loans, such indemnification may include an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, Converted or Continued, for the period from the date of such prepayment or of such failure to borrow, Convert or Continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, Convert or Continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurocurrency Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) over (b) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurocurrency market. Without prejudice to the survival of any other agreement of the Borrower hereunder, the covenants of the Borrower set forth in this Section 3.12 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

3.13 Pro Rata Treatment.

Except to the extent otherwise provided herein:

(a) Loans. Each Revolving Loan advance, each payment or prepayment of principal of any Revolving Loan (other than Swingline Loans) or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Revolving Loans or reimbursement obligations arising from drawings under Letters of Credit, each payment of Commitment Fees, each payment of the Letter of Credit Fee, each reduction of the Revolving Committed Amount and each conversion or extension of any Revolving Loan (other than Swingline Loans) shall be allocated pro rata among the Revolving Lenders in accordance with the respective Revolving Commitment Percentages. Each Tranche A Term Loan advance, each payment or prepayment of principal on the Tranche A Term Loan, each payment of interest on the Tranche A Term Loan and each conversion or extension of any Loan comprising the Tranche A Term Loan shall be allocated pro rata among the Tranche A Term Lenders in accordance with the respective principal amounts of their respective Tranche A Term Loan Commitment Percentages.

(b) Advances. (i) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any borrowing of Eurocurrency Loans (or, in the case of any borrowing of Base Rate Loans, prior to 12:00 noon on the date of such borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.2 (or, in the case of a borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.2) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Lender, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate.

A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 11.5 are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.5 on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.5.

3.14 Sharing of Payments.

The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan, LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker’s lien or counterclaim, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a Participation Interest in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker’s lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a Participation Interest theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a Participation Interest may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker’s lien or counterclaim, with respect to such Participation Interest as fully as if such Lender were a holder of such Loan, LOC Obligations or other obligation in the amount of such Participation Interest. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Administrative Agent shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender or the Administrative Agent to the Administrative Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.14 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.14 to share in the benefits of any recovery on such secured claim.

3.15 Payments, Computations, Etc.

(a) Generally. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise specifically provided herein, all payments hereunder shall be made to the Administrative Agent in Dollars in immediately available funds at the Administrative Agent’s office specified in Schedule 2.1 not later than 11:00 A.M. on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Administrative Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower maintained with the Administrative Agent (with notice to the Borrower). The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Administrative Agent the Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall distribute such payment to the Lenders in such manner as the Administrative Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder, subject to the terms of Section 3.13(a)). The Administrative Agent will distribute such payments to such Lenders, if any such payment is received prior to 11:00 A.M. on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Administrative Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurocurrency Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

(b) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received on or in respect of the Obligations (or other amounts owing under the Credit Documents in connection therewith) shall be paid over or delivered as follows:

FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys’ fees) of the collateral agent incurred in connection with the execution of its duties as collateral agent in exercising or attempting to exercise rights and remedies in respect of the collateral and all protective advances made with respect thereto;

SECOND, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys’ fees) of the Administrative Agent in connection with enforcing the rights and remedies of the Lenders under the Credit Documents and any protective advances made with respect thereto;

THIRD, to payment of any fees owed to the Administrative Agent hereunder;

FOURTH, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys’ fees) of each of the Lenders hereunder in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Obligations owing to such Lender;

FIFTH, to the payment of all accrued interest and fees on or in respect of the Obligations;

SIXTH, to the payment of the outstanding principal amount of the Obligations (including the payment or cash collateralization of the outstanding LOC Obligations), the Obligations due under any Hedging Agreement between any Credit Party and any Lender or Affiliate of a Lender and the Obligations due under any Treasury Management Agreement between any Credit Party and any Lender or Affiliate of a Lender;

SEVENTH, to all other Obligations hereunder and other obligations which shall have become due and payable under the Credit Documents otherwise and not repaid pursuant to clauses “FIRST” through “SIXTH” above; and

EIGHTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (ii) except as otherwise provided, the Lenders shall receive amounts ratably in accordance with their respective pro rata share (based on the proportion that the then outstanding Obligations held by such Lenders bears to the aggregate amount of Obligations then outstanding) of amounts available to be applied pursuant to clauses “FOURTH,” “FIFTH,” “SIXTH” and “SEVENTH” above; and (iii) to the extent that any amounts available for distribution pursuant to clause “SIXTH” above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses “FIFTH” and “SIXTH” above in the manner provided in this Section 3.15(b).

3.16 Evidence of Debt.

(a) Each Lender shall maintain an account or accounts evidencing each Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

(b) The Administrative Agent shall maintain the Register pursuant to Section 11.3(c), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from or for the account of the Borrower and each Lender’s share thereof. The Administrative Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

(c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 3.16 (and, if consistent with the entries of the Administrative Agent, subsection (a)) shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Loans and other obligations owing to such Lender.

3.17 Replacement of Lenders.

(a) If the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.9 or 3.11, if any Lender is a Defaulting Lender, if any Lender refuses to permit Eurocurrency Loans to be made in an additional Alternative Currency requested by the Borrower pursuant to the terms hereof, or if any Lender becomes a non-consenting Lender as provided in (b) below, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.3), all of its interests, rights and obligations under this Credit Agreement and the related Credit Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(i) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 11.3(b);

(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any amounts under Section 3.7) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under Section 3.9 or payments required to be made pursuant to Section 3.11, such assignment will result in a reduction in such compensation or payments thereafter; and

(iv) such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

(b) If in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Credit Agreement as contemplated by Section 11.6(a), the consent of the Required Lenders is obtained but the consent of one of more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right to replace each such non-consenting Lender or Lenders with one or more replacement banks or financial institutions pursuant to this Section 3.17 so long as at the time of replacement, each such replacement bank or financial institution consents to the proposed change, waiver, discharge or termination; provided that, the failure by such non-consenting Lender to execute and deliver an Assignment and Assumption shall not impair the validity of the removal of such non-consenting Lender and the mandatory assignment of such non-consenting Lender’s Commitments and outstanding Loans and participations in LOC Obligations and Swingline Loans pursuant to this Section 3.17 shall nevertheless be effective without the execution by such non-consenting Lender of an Assignment and Assumption.

SECTION 4

GUARANTY

4.1 The Guaranty.

Each of the Guarantors hereby jointly and severally irrevocably guarantees to each Lender, each Affiliate of a Lender that enters into a Hedging Agreement or a Treasury Management Agreement, and the Administrative Agent as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Hedging Agreements or Treasury Management Agreements, the obligations of each Guarantor under this Credit Agreement and the other Credit Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Bankruptcy Code or any comparable provisions of any applicable state law.

4.2 Obligations Unconditional.

The obligations of the Guarantors under Section 4.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents, Hedging Agreements or Treasury Management Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Section 4 until such time as the Obligations have been Fully Satisfied. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

(a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

(b) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Hedging Agreement or any Treasury Management Agreement between any Consolidated Party and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements shall be done or omitted;

(c) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Hedging Agreement or any Treasury Management Agreement between any Consolidated Party and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements or such Treasury Management Agreements shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

(d) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Obligations shall fail to attach or be perfected; or

(e) any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Hedging Agreement or any Treasury Management Agreement between any Consolidated Party and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements or such Treasury Management Agreements, or against any other Person under any other guarantee of, or security for, any of the Obligations.

4.3 Reinstatement.

The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

4.4 Certain Additional Waivers.

Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 4.2 and through the exercise of rights of contribution pursuant to Section 4.6.

4.5 Remedies.

The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 9.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.2) for purposes of Section 4.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 4.1. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

4.6 Rights of Contribution.

The Guarantors hereby agree as among themselves that, in connection with payments made hereunder, each Guarantor shall have a right of contribution from each other Guarantor in accordance with applicable Law. Such contribution rights shall be subordinate and subject in right of payment to the Obligations until such time as the Obligations have been Fully Satisfied, and none of the Guarantors shall exercise any such contribution rights until the Obligations have been Fully Satisfied.

4.7 Guarantee of Payment; Continuing Guarantee.

The guarantee in this Section 4 is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising.

SECTION 5

CONDITIONS

5.1 Closing Conditions.

The obligation of the Lenders to enter into this Credit Agreement and to make the initial Loans or the Issuing Lender to issue the initial Letter of Credit, whichever shall occur first, shall be subject to satisfaction of the following conditions (in each case in form and substance acceptable to the Lenders, unless otherwise specified):

(a) Executed Credit Documents. Receipt by the Administrative Agent of multiple counterparts of the Credit Documents (other than the Notes of which there shall only be one original), including but not limited to the Security Agreement, the Pledge Agreement and all documentation necessary and appropriate to convey a valid and perfected first-priority security interest in the Collateral, as more specifically enumerated in Section 5.1(i) hereof, each duly executed by an appropriate officer of the parties thereto.

(b) Financial Information. Receipt of such financial information regarding the Borrower and its Subsidiaries as may be requested by, and in each case in form and substance satisfactory to, the Administrative Agent and the Lenders, including, to the extent available, any of the information otherwise required to be delivered pursuant to Section 7.1.

(c) Senior Notes and Senior Subordinated Notes. Receipt by the Administrative Agent of a copy, certified by an Executive Officer of the Borrower as true and complete, of the indenture governing the Senior Notes and the Senior Subordinated Notes, as originally executed and delivered, together with all exhibits and schedules thereto and any amendments or modifications to such documents as of the Closing Date.

(d) Corporate Documents. Receipt by the Administrative Agent of the following:

(i) Charter Documents. Copies of the articles or certificates of incorporation or other charter documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

(ii) Bylaws. A copy of the bylaws of each Credit Party certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

(iii) Resolutions. Copies of resolutions of the Board of Directors of each Credit Party approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the Closing Date.

(iv) Good Standing. Copies of certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation.

(v) Incumbency. An incumbency certificate of the Borrower certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

(vi) Solvency. A certificate on behalf of the Consolidated Group, taken as a whole, from the chief financial officer or treasurer of the Borrower and in form and substance reasonably satisfactory to the Administrative Agent with respect to the solvency (on a consolidated basis) of the Consolidated Group immediately after the consummation of the transaction contemplated hereby.

(e) Opinions of Counsel. The Administrative Agent shall have received opinions of counsel in form and substance satisfactory to the Administrative Agent.

(f) Material Adverse Change. There shall not have occurred or become known any material adverse change or any condition or event that could reasonably be expected to result in a material adverse change in the business, assets, operations, financial condition or liabilities (contingent or otherwise) of the Borrower and its Subsidiaries taken as a whole (after giving effect to the transactions contemplated hereby) since December 31, 2004.

(g) Litigation. There shall not exist (i) any order, decree, judgment, ruling or injunction which restrains, or seeks to restrain or to obtain damages as a result of, the consummation of the Transactions or (ii) any pending or threatened action, suit, investigation or proceeding against the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

(h) Fees and Expenses. Payment by the Credit Parties of all fees and expenses owed by them to the Lenders and the Administrative Agent, including, the reasonable fees and expenses of counsel to the Administrative Agent.

(i) Collateral Documents.

(i) Each of the Security Agreement and the Pledge Agreement shall have been duly executed by the Credit Parties and shall have been delivered to the Administrative Agent and shall be in full force and effect on such date and all certificates, agreements or instruments representing or evidencing the Pledged Collateral (as defined in the Pledge Agreement), accompanied by instruments of transfer and/or stock powers endorsed in blank, shall have been delivered to the Administrative Agent.

(ii) The Administrative Agent shall have received Mortgages with respect to each of the Mortgaged Properties (other than the Mortgaged Property identified in Part C of Schedule 6.20(a)) and such Mortgages shall be in full force and effect on such date.

(iii) The Borrower and each of the other Credit Parties shall have authorized, executed and/or delivered or caused to be delivered each of the following to the Administrative Agent:

(A) UCC financing statements in appropriate form for filing under the UCC and any other applicable Requirements of Law in each jurisdiction as may be necessary or appropriate to perfect the Liens created, or purported to be created, by the Collateral Documents;

(B) searches of Uniform Commercial Code filings in the jurisdiction of formation of each Credit Party or where a filing may be necessary or appropriate to be made in order to perfect the Administrative Agent’s security interest in the Collateral (as defined in the Collateral Documents), copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

(C) (i) with respect to each of the Mortgages for those Mortgaged Properties identified in Part A of Schedule 6.20(a), a policy (or commitment to issue a policy) of title insurance issued by a title insurance company acceptable to the Administrative Agent insuring (or committing to insure) the Lien of such Mortgage as a valid Lien on the Mortgaged Properties and fixtures described therein in an amount equal to the amount of insurance obtained for each such Mortgage Property pursuant to the Existing Credit Agreement, which policy (or commitment) shall be in form and substance reasonably satisfactory to the Administrative Agent and have been supplemented by such endorsements, provided that such endorsements are available, as shall be reasonably requested by the Administrative Agent and (ii) with respect to each of the Mortgages for those Mortgaged Properties identified in Part A of Schedule 6.20(a) (other than the Mortgaged Property identified as the “Claremore Regional Hospital” in Part A of Schedule 6.20(a)), an affidavit, sufficient to cause the title insurance company to remove or limit the survey and unrecorded easement exceptions from the title insurance policy (or commitment) and issue so-called comprehensive coverage with respect to each such Mortgaged Properties to the extent such so-called comprehensive coverage is available in the applicable jurisdiction; and

(D) with respect to each of the Mortgages for those Mortgaged Properties identified in Part B of Schedule 6.20(a), title searches conducted by a title insurance company acceptable to the Administrative Agent setting forth the state of title for each such Mortgaged Property, in form and substance reasonably satisfactory to the Administrative Agent; and

(D) in the case of each Mortgaged Property (other than the Mortgaged Property identified in Part C of Schedule 6.20(a)) that constitutes a real property leasehold interest of any Credit Party, the Credit Parties shall have obtained (1) such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Administrative Agent, which estoppel letters shall be in the form and substance reasonably satisfactory to the Administrative Agent and (2) evidence that the applicable lease, a memorandum of lease with respect thereto, or other evidence of such lease in form and substance reasonably satisfactory to the Administrative Agent, has been or will be recorded in all places to the extent necessary or desirable, in the reasonable judgment of the Administrative Agent, so as to enable the Mortgage encumbering such leasehold interest to effectively create a valid and enforceable first priority lien (subject to Permitted Liens) on such leasehold interest in favor of the Administrative Agent.

(j) Other. Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably requested by any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, environmental matters, contingent liabilities, corporate structure and management of the Borrower and its Subsidiaries.

5.2 Conditions to All Extensions of Credit.

The obligation of each Lender and the Issuing Lender to make any Extension of Credit hereunder (including the initial Extension of Credit to be made hereunder) is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

(a) Representations and Warranties. The representations and warranties made by the Borrower herein or by the Credit Parties in any other Credit Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of the date of such extension or such request, as applicable (except for those which expressly relate to an earlier date).

(b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date and the application of the proceeds thereof unless such Default or Event of Default shall have been waived in accordance with this Credit Agreement.

(c) Involuntary Bankruptcy or Insolvency. There shall not have been commenced against any of the Credit Parties an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and shall remain undismissed or undischarged.

(d) No Material Adverse Effect. No circumstances, events or conditions shall have occurred since December 31, 2004 which could reasonably be expected to have a Material Adverse Effect.

(e) Additional Conditions to Revolving Loans. If a Revolving Loan is requested pursuant to Sections 2.1 and 2.2, all conditions set forth therein shall have been satisfied.

(f) Additional Conditions to Letters of Credit. If the issuance of a Letter of Credit is requested pursuant to Sections 2.1 and 2.2, all conditions set forth therein with respect to the issuance of a Letter of Credit shall have been satisfied.

(g) Additional Conditions to Swingline Loans. If a Swingline Loan is requested pursuant to Sections 2.1 and 2.2, all conditions set forth therein with respect to Swingline Loans shall have been satisfied.

(h) Additional Conditions to Tranche A Term Loan Advance. If a Tranche A Term Loan advance is requested pursuant to Sections 2.1 and 2.2, all conditions set forth therein with respect to Tranche A Term Loan advances shall have been satisfied.

Each request for an Extension of Credit (including extensions and conversions) and each acceptance by the Borrower of an Extension of Credit (including extensions and conversions) shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (a), (b), (c), (d), (e), (f), (g) and (h) of this subsection have been satisfied.

SECTION 6

REPRESENTATIONS AND WARRANTIES

To induce the Lenders to make the Extensions of Credit hereunder to the Borrower, the Borrower hereby represents and warrants to the Administrative Agent and to each Lender that:

6.1 Financial Condition.

Each of the financial statements described below (copies of which have heretofore been provided to the Administrative Agent for distribution to the Lenders) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, are complete and correct in all material respects and present fairly the financial condition (including disclosure of all material liabilities, contingent or otherwise) and results of operations of the Persons and for the periods specified, subject in the case of interim company-prepared statements to normal year-end adjustments and the absence of footnotes:

(a) audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries dated as of December 31, 2004, together with related audited consolidated statements of income and cash flows certified by Ernst & Young LLP, certified public accountants;

(b) company-prepared consolidated balance sheets for the Borrower and its consolidated Subsidiaries, dated as of March 31, 2005, together with related consolidated statements of income and cash flows;

(c) after the Closing Date, the annual and quarterly financial statements provided in accordance with Sections 7.1(a) and (b).

6.2 No Changes or Restricted Payments.

Since the date of the most-recent annual audited financial statements referenced in Section 6.1(a) or (b) hereof,

(a) for the period to the Closing Date, except as previously disclosed in writing to the Administrative Agent and the Lenders, (i) there have been no material sales, transfers or other dispositions of any material part of the business or property of the members of the Consolidated Group, nor have there been any material purchases or other acquisitions of any business or property (including the capital stock of any other person) by the members of the Consolidated Group, which are not reflected in the company-prepared quarterly financial statements referenced in Section 6.1(b), and (ii) no Restricted Payments (other than as permitted by Sections 8.7(a) and (b)) have been declared or paid by members of the Consolidated Group; and

(b) there has been no circumstance, development or event which has had or could reasonably be expected to have a Material Adverse Effect.

6.3 Organization; Existence; Compliance with Law.

Each of the members of the Consolidated Group (a) is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary organizational power and authority, and the legal right to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing has not had and could not have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith has not had and could not be reasonably expected to have a Material Adverse Effect.

6.4 Power; Authorization; Enforceable Obligations.

Each of the Credit Parties has the corporate or other necessary organizational power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with acceptance of Extensions of Credit or the making of the guaranties hereunder or with the execution, delivery or performance of any Credit Documents by the Credit Parties (other than those which have been obtained) or with the validity or enforceability of any Credit Document against the Credit Parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents).

Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

6.5 No Legal Bar.

The execution, delivery and performance of the Credit Documents, the borrowings hereunder and the use of the Extensions of Credit will not violate any Requirement of Law or any Contractual Obligation of any member of the Consolidated Group (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of its respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens arising under or contemplated in connection with the Credit Documents. No member of the Consolidated Group is in default under or with respect to any of its Contractual Obligations in any respect which has had or could reasonably be expected to have a Material Adverse Effect.

6.6 No Material Litigation and Disputes.

(a) No unsealed litigation or, to the best knowledge of the Credit Parties, claims, investigation, sealed litigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Credit Parties, threatened by or against, any members of the Consolidated Group or against any of their respective properties or revenues which (i) relate to the Credit Documents or any of the transactions contemplated hereby or thereby or (ii) could, after giving effect to any applicable insurance and the obligations of HCA – The Healthcare Company under the Distribution Agreement and the Tax Sharing Agreement, reasonably be expected to have a Material Adverse Effect.

(b) No default exists, nor, to the best knowledge of the Credit Parties, is any such default asserted under any Contractual Obligations to which any members of the Consolidated Group are party which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

6.7 No Defaults.

No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Credit Agreement or any other Credit Document.

6.8 Ownership and Operation of Property.

Each of the members of the Consolidated Group (a) has good title to, or a valid leasehold interest in, all Property necessary in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and none of such Property is subject to any Lien, except for with respect to any of its Property, whether now owned or after acquired, Permitted Liens, and (b) has obtained all material licenses, permits, franchises or other certifications, consents, approvals and authorizations, governmental or private, necessary to the ownership of its Property and to the conduct of its business, which are material to the Consolidated Group taken as a whole.

6.9 Intellectual Property.

Each of the members of the Consolidated Group owns, or has the legal right to use, all United States trademarks, tradenames, copyrights, patents, technology, know-how, processes and other intellectual property, if any, necessary for each of them to conduct its business as currently conducted (the “Intellectual Property”) except for those the failure to own or have such legal right to use have not had and could not be reasonably expected to have a Material Adverse Effect. Set forth on Schedule 6.9 is a list of Intellectual Property owned or used by members of the Consolidated Group as of the Closing Date. Except as provided on the foregoing Schedule, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and the use of such Intellectual Property by the members of the Consolidated Group does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, have not had and could not be reasonably expected to have a Material Adverse Effect.

6.10 No Burdensome Restrictions.

No Requirement of Law or Contractual Obligation of the members of the Consolidated Group has had or could be reasonably expected to have a Material Adverse Effect.

6.11 Taxes.

Each of the members of the Consolidated Group has filed or caused to be filed all federal income and other material tax returns which are required to be filed and has paid (a) all amounts shown therein to be due (including interest and penalties) and (b) all other material taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing, except for such taxes which are not yet delinquent or as are being contested in good faith by proper proceedings and against which adequate reserves are being maintained on its books to the extent required by and in accordance with GAAP. No tax claim or assessment has been asserted in writing against members of the Consolidated Group which has had or, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

6.12 ERISA.

Except as has not had and could not reasonably be expected to have a Material Adverse Effect:

(a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no “accumulated funding deficiency,” as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

(b) The actuarial present value of all “benefit liabilities” (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan’s most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

(c) No member of the Consolidated Group nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. No member of the Consolidated Group nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if any member of the Consolidated Group or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No member of the Consolidated Group nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

(d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

(e) No member of the Consolidated Group nor any ERISA Affiliates has any liability with respect to “expected post-retirement benefit obligations” within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects of such sections.

(f) Neither the execution and delivery of this Credit Agreement nor the consummation of the financing transactions contemplated thereunder will involve any transaction which is subject to the prohibitions of Sections 404, 406 or 407 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code. The representation by the Credit Parties in the preceding sentence is made in reliance upon and subject to the accuracy of the Lenders’ representation in Section 11.15 with respect to their source of funds and is subject, in the event that the source of the funds used by the Lenders in connection with this transaction is an insurance company’s general asset account, to the application of Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35,925 (1995), compliance with the regulations issued under Section 401(c)(1)(A) of ERISA, or the issuance of any other prohibited transaction exemption or similar relief, to the effect that assets in an insurance company’s general asset account do not constitute assets of an “employee benefit plan” within the meaning of Section 3(3) of ERISA of a “plan” within the meaning of Section 4975(e)(1) of the Code.

6.13 Governmental Regulations, Etc.

(a) No part of the proceeds of the Extensions of Credit hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any “margin stock” within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any other securities. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U. No indebtedness being reduced or retired out of the proceeds of the Extensions of Credit hereunder was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any “margin security” within the meaning of Regulation T. “Margin stock” within the meanings of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Borrower and its Subsidiaries. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act, or regulations issued pursuant thereto, or Regulation T, U or X.

(b) None of the members of the Consolidated Group is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, none of the members of the Consolidated Group is (i) an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a “holding company,” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary” of a “holding company,” within the meaning of the Public Utility Holding Company Act of 1935, as amended.

(c) No director, executive officer or principal shareholder of any member of the Consolidated Group is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms “director,” “executive officer” and “principal shareholder” (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System.

6.14 Subsidiaries.

Set forth on Schedule 6.14 are all the Subsidiaries of the Borrower as of the Closing Date, including the jurisdiction of organization, classes of Capital Stock or other equity interests (including options, warrants, rights of subscription, conversion and exchangeability and other similar rights) and ownership and ownership percentages thereof. The outstanding shares of Capital Stock shown have been validly issued, fully paid and are non-assessable and are owned free of Liens other than Permitted Liens. The foregoing shares of Capital Stock and equity interests are not the subject of buy-sell, voting trust or other shareholder agreement except as identified on Schedule 6.14.

6.15 Purpose of Extensions of Credit.

The Loans will be used to refinance the Existing Credit Agreement, to finance working capital, capital expenditures, permitted acquisitions and other general corporate purposes.

6.16 Environmental Matters.

Except as has not had and could not reasonably be expected to result in a Material Adverse Effect, to the knowledge of the Consolidated Group:

(a) All of the facilities and properties owned, leased or operated by any member of the Consolidated Group (the “Subject Properties”) and all of the Consolidated Group’s respective operations at the Subject Properties (the “Businesses”) are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Subject Properties or the Businesses.

(b) None of the Subject Properties contains any Materials of Environmental Concern at, on or under the Subject Properties in amounts or concentrations that constitute a violation of, or could give rise to liability under, Environmental Laws.

(c) Materials of Environmental Concern have not been generated, treated, stored or disposed of at, on or under any of the Subject Properties or any other location, or transported from the Subject Properties to or disposed of at any other location, by or on behalf of any members of the Consolidated Group in violation of any Environmental Law.

(d) No member of the Consolidated Group has (i) received any written notice of any judicial proceeding or administrative action that is pending or threatened under any Environmental Law with respect to any member of the Consolidated Group, the Subject Properties or the Businesses; (ii) entered into or been subject to any consent decrees or other decrees, consent orders, administrative orders or compliance orders, or other administrative or judicial requirements that remain outstanding under any Environmental Law; or (iii) been subject to any governmental enforcement action under any Environmental Laws with respect to the Subject Properties or any off-site waste disposal site.

(e) There has been no release of Materials of Environmental Concern at or from the Subject Properties, or arising from or related to the operations of any member of the Consolidated Group in connection with the Subject Properties or the Businesses.

6.17 No Material Misstatements.

None of (a) the information contained in the confidential information memorandum, or (b) any other information, reports, financial statements, exhibits or schedules, taken as a whole, furnished by or on behalf of any member of the Consolidated Group to the Administrative Agent or any Lender in connection with the negotiation of the Credit Documents or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were, are or will be made, not materially misleading, provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, or other forward-looking information or otherwise relates to future or hypothetical events, the Borrower represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule and no assurance is given that the results forecasted in such documents will be achieved and that actual results during the period or periods covered by such documents are subject to significant uncertainties and contingencies (many of which are out of the control of the Borrower) and may differ from the projected results set forth therein and that the difference may be material.

6.18 Labor Matters.

Except as set forth in Schedule 6.18,

(a) there are no strikes or lockouts against any members of the Consolidated Group pending or, to the best knowledge of the Credit Parties, threatened which could reasonably be expected to have a Material Adverse Effect;

(b) the hours worked by and payments made to employees of the Consolidated Group have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters in any case where a Material Adverse Effect has occurred or could reasonably be expected to occur as a result of the violation thereof;

(c) as of the date hereof, all payments due from members of the Consolidated Group, or for which any claim may be made against a member of the Consolidated Group, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the respective members of the Consolidated Group; and

(d) as of the date hereof, none of the members of the Consolidated Group is party to a collective bargaining agreement.

6.19 Security Documents.

(a) Security Agreement. The Security Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the holders of the Secured Obligations (as defined in the Security Agreement), a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) owned by each Credit Party and, when financing statements in appropriate form are filed in the offices for the state of incorporation of each Credit Party shall create a fully perfected Lien on, and security interest in, all right, title and interest of each Credit Party in such

Collateral that may be perfected by filing, recording or registering a financing statement under the Uniform Commercial Code as in effect, in each case prior and superior in right to any other Lien on any Collateral other than Permitted Liens (as defined therein).

(b) Pledge Agreement. The Pledge Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the holders of the Secured Obligations (as defined in the Pledge Agreement), a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when such Collateral is delivered to the Administrative Agent, the Pledge Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of each Credit Party in such Collateral, in each case prior and superior in right to any other Lien.

(c) Intellectual Property. The Security Agreement together with the Notice of Grant of Security Interest in Trademarks and the Notice of Grant of Security Interest in Patents when filed with the United States Patent and Trademark Office, and the Notice of Grant of Security Interest in Copyrights filed with the United States Copyright Office will create a fully perfected Lien on, and security interest in, all right, title and interest of the Credit Parties in all Patents and Patent Licenses, Trademarks and Trademark Licenses and Copyrights and Copyright Licenses (each as defined in the Security Agreement) and in which a security interest may be perfected by filing, recording or registration of a Notice in the United States Patent and Trademark Office and the United States Copyright Office, in each case prior and superior in right to any other person other than Permitted Liens.

(d) Mortgages. The Mortgages are effective to create in favor of the Administrative Agent, for the ratable benefit of the holders of the Secured Obligations (as defined in the applicable Mortgages) identified therein, a legal, valid and enforceable Lien on all of the respective grantors’ right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, and when the Mortgages are recorded in the appropriate offices and the proper amount of mortgage recording or similar taxes (if any) are paid and when the financing statements are duly filed in the appropriate public records, the Mortgages shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors in such Mortgaged Properties and the proceeds thereof, in each case prior and superior to the right of any other Lien other than Permitted Liens.

6.20 Location of Real Property and Leased Premises.

Set forth on Schedule 6.20(a) is a complete and correct list of all of the Mortgaged Properties. Set forth on Schedule 6.20(b) is the jurisdiction of organization and chief executive office of each member of the Consolidated Group.

6.21 Solvency.

Immediately after giving effect to the initial Extensions of Credit hereunder, (a) the fair value of the consolidated assets of the Consolidated Group will exceed the consolidated debts and liabilities, subordinated, contingent or otherwise of the Consolidated Group; (b) the present fair saleable value of the properties of the Consolidated Group, taken as a whole, will be greater than the amounts, taken as a whole, that will be required to pay the probable liability of the consolidated debts and other liabilities, subordinated, contingent or otherwise of the Consolidated Group, as such debts and other liabilities become absolute and mature; and (c) the Consolidated Group, taken as a whole, will not have unreasonably small capital with which to conduct the businesses of the Consolidated Group, taken as a whole, in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

SECTION 7

AFFIRMATIVE COVENANTS

The Borrower hereby covenants and agrees that, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding or any Letter of Credit is outstanding, and until all of the Commitments hereunder shall have terminated:

7.1 Information Covenants.

The members of the Consolidated Group will furnish, or cause to be furnished, to the Administrative Agent for further distribution to each of the Lenders:

(a) Annual Financial Statements. Within five (5) Business Days following the date such information is filed with the SEC, and in any event not later than ninety (90) days after the close of each fiscal year of the Consolidated Group, a consolidated balance sheet of the members of the Consolidated Group as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, in each case setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the members of the Consolidated Group as a going concern or any other material qualifications or exceptions.

(b) Quarterly Financial Statements. Within five (5) Business Days following the date such information is filed with the SEC, and in any event not later than forty-five (45) days after the close of each fiscal quarter of the Consolidated Group (other than the fourth fiscal quarter, in which case ninety (90) days after the end thereof) a consolidated balance sheet of the members of the Consolidated Group as of the end of such fiscal quarter, together with related consolidated statements of operations and of cash flows for such fiscal quarter, in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of an Executive Officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the members of the Consolidated Group and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

(c) Officer’s Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of an Executive Officer of the Borrower substantially in the form of Exhibit F, (i) demonstrating compliance with the financial covenants contained in Section 7.11 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

(d) Annual Business Plan and Budgets. By the 15th day of the first month of each fiscal year of the Borrower, an annual business plan and budget of the members of the Consolidated Group containing, among other things, estimated capital expenditures for the coming fiscal year.

(e) Compliance with Certain Provisions of the Credit Agreement. Within ninety (90) days after the end of each fiscal year of the Credit Parties, a certificate containing information regarding the amount of all Asset Dispositions, Debt Transactions and Equity Transactions that were made during the prior fiscal year.

(f) Accountant’s Certificate. Within the period for delivery of the annual financial statements provided in Section 7.1(a), a certificate of the accountants conducting the annual audit stating that they have reviewed this Credit Agreement and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof.

(g) Auditor’s Reports. Promptly upon receipt thereof, a copy of any other report or “management letter” submitted by independent accountants to any member of the Consolidated Group in connection with any annual, interim or special audit of the books of such Person.

(h) Reports. Promptly upon transmission or receipt thereof, (i) copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any member of the Consolidated Group shall send to its shareholders or to a holder of any Indebtedness owed by any member of the Consolidated Group in its capacity as such a holder and (ii) upon the request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

(i) Notices. Upon any Executive Officer of a Credit Party obtaining knowledge thereof, the Credit Parties will give written notice to the Administrative Agent immediately of (i) the occurrence of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, and (ii) the occurrence of any of the following with respect to any member of the Consolidated Group (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which if adversely determined is likely to have a Material Adverse Effect or (B) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which could have a Material Adverse Effect.

(j) ERISA. Upon any Executive Officer of a Credit Party obtaining knowledge thereof, the Credit Parties will give written notice to the Administrative Agent promptly (and in any event within five (5) Business Days) of: (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Credit Parties or any ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any member of the Consolidated Group or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by an Executive Officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Credit Parties shall furnish the Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each “plan year” (within the meaning of Section 3(39) of ERISA).

(k) Environmental.

(i) Upon the reasonable written request of the Administrative Agent following the occurrence of any event or the discovery of any condition which the Administrative Agent or the Required Lenders reasonably believe has caused (or could be reasonably expected to cause) the representations and warranties set forth in Section 6.16 to be untrue, the Credit Parties will furnish or cause to be furnished to the Administrative Agent, at the Credit Parties’ expense, a report of an environmental assessment of reasonable scope, form and depth, (including, where appropriate, soil or groundwater sampling) by a consultant possessing relevant qualifications and skills to undertake such an environmental assessment of the nature and extent of the presence of any Materials of Environmental Concern on any Subject Properties (as defined in Section 6.16) and as to the compliance by any member of the Consolidated Group with Environmental Laws at such Subject Properties. If the Credit Parties fail to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Administrative Agent may arrange for same, and the members of the Consolidated Group hereby grant to the Administrative Agent and their representatives access to the Subject Properties to reasonably undertake such an assessment (including, where appropriate, soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Administrative Agent pursuant to this provision will be payable by the Credit Parties on demand and added to the obligations secured by the Collateral Documents.

(ii) The members of the Consolidated Group will conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to address all Materials of Environmental Concern on any of the Subject Properties to the extent required to comply with all Environmental Laws and with the orders and directives of all Governmental Authorities issued thereunder to the extent that any failure to comply could reasonably be expected to result in a Material Adverse Effect. However, nothing in this Credit Agreement shall limit any rights of the members of the Consolidated Group under any Environmental Laws or other Requirements of Law to seek to require third parties to conduct, complete, or pay for any investigations, studies, sampling, testing, or remedial, removal, or other actions necessary to address Materials of Environmental Concern on, from or affecting any of the Subject Properties to the extent necessary to comply with all applicable Environmental Laws.

(iii) Notwithstanding this paragraph 7.1(k), nothing in this Credit Agreement shall prevent the members of the Consolidated Group from exercising any rights to contest or appeal any order or directive issued under Environmental Laws by a Governmental Authority prior to undertaking any investigations, studies, sampling, testing, or remedial, removal, or other actions required thereunder.

(l) Additional Patents and Trademarks. At the time of delivery of the financial statements and reports provided for in Section 7.1(a), a report signed by an Executive Officer of the Borrower setting forth (i) a list of registration numbers for all patents, trademarks, service marks, tradenames and copyrights awarded to any member of the Consolidated Group since the last day of the immediately preceding fiscal year and (ii) a list of all patent applications, trademark applications, service mark applications, trade name applications and copyright applications submitted by any member of the Consolidated Group since the last day of the immediately preceding fiscal year and the status of each such application, all in such form as shall be reasonably satisfactory to the Administrative Agent.

(m) Lien Matters, Casualty and Damage to Collateral. After actual knowledge, prompt written notice of (i) the incurrence of any Lien other than a Permitted Lien on, or claim asserted against any of the Collateral, (ii) any casualty event, condemnation or other insured damage to any material portion of the Collateral or the commencement of any proceeding likely to result in a casualty event or condemnation or (iii) the occurrence of any other event which in Borrower’s judgment is reasonably likely to materially adversely affect the aggregate value of the Collateral.

(n) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of any member of the Consolidated Group as the Administrative Agent (on behalf of any Lender) or the Required Lenders may reasonably request.

Documents required to be delivered pursuant to Section 7.1(a) or (b) or Section 7.1(h) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed in Section 11.1; or (ii) on which such documents are posted on the

Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Officer’s Certificates required by Section 7.1(c) to the Administrative Agent. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent and/or BAS will make available to the Lenders and the Issuing Lender materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arranger, the Issuing Lender and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.14); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC.”

7.2 Preservation of Existence and Franchises.

Except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5:

(a) each Credit Party will do all things necessary to preserve and keep in full force and effect its existence;

(b) each Exempt Subsidiary will do all things necessary to preserve and keep in full force and effect its existence, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; and

(c) each member of the Consolidated Group will do all things necessary to preserve and keep in full force and effect its rights, franchises and authority necessary or desirable in the normal conduct of its business, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

7.3 Books and Records.

Each member of the Consolidated Group will keep, in all material respects, complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

7.4 Compliance with Law.

Each member of the Consolidated Group will comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could have a Material Adverse Effect.

7.5 Payment of Taxes and Other Indebtedness.

Each member of the Consolidated Group will pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its Properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that no member of the Consolidated Group shall be required to pay any such tax, assessment, charge, levy, claim or Indebtedness (i) which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established on its books to the extent required by and in accordance with GAAP or (ii) if the failure to make any such payment (A) would not give rise to an immediate right to foreclose on a Lien securing such amounts and (B) could not have a Material Adverse Effect.

7.6 Insurance.

(a) Each member of the Consolidated Group will at all times maintain in full force and effect insurance (including worker’s compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice (or as otherwise required by the Collateral Documents). The Administrative Agent, for the ratable benefit of the Lenders, shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent, that it will give the Administrative Agent thirty (30) days’ prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of any member of the Consolidated Group or any other Person shall affect the rights of the Administrative Agent or the Lenders under such policy or policies. The present insurance coverage of the members of the Consolidated Group is outlined as to carrier, policy number, expiration date, type and amount on Schedule 7.6.

(b) The proceeds from insurance in excess of $5 million may be held by the Administrative Agent in a collateral account or delivered over to the applicable member of the

Consolidated Group, in the discretion of the Administrative Agent. Amounts held in a collateral account will be disbursed to the applicable member of the Consolidated Group on evidence of repair, replacement or reinvestment in the same or similar property. The members of the Consolidated Group will account for such insurance proceeds received by them and the uses to which the proceeds are put and make payments as may be required hereunder by Section 3.3(b)(ii) or otherwise.

7.7 Maintenance of Property.

Each member of the Consolidated Group will maintain and preserve its properties and equipment in good repair, working order and condition, normal wear and tear, obsolescence and casualty and condemnation excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses, except to the extent that failure to do so could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

7.8 Performance of Obligations.

Each member of the Consolidated Group will perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements and other debt instruments to which it is a party or by which it is bound.

7.9 Use of Proceeds.

The Borrower will use the proceeds of Extensions of Credit solely for the purposes set forth in Section 6.15.

7.10 Audits/Inspections.

Upon reasonable notice and during normal business hours, each member of the Consolidated Group will permit representatives appointed by the Administrative Agent or any Lender, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect such member’s property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or any such Lender or its representatives to investigate and verify the accuracy of information provided to the Administrative Agent or the Lenders and to discuss all such matters with the officers, employees and, subject to the right of the representatives of the Consolidated Group to be present, representatives of such Person (in each case excluding patient medical records and any other material which is confidential pursuant to any Requirement of Law). The Credit Parties agree that the Administrative Agent, and its representatives, may conduct an annual audit of the Collateral, at the expense of the Borrower.

7.11 Financial Covenants.

(a) Consolidated Senior Leverage Ratio. The Consolidated Senior Leverage Ratio, as of the end of any fiscal quarter, shall be not greater than 2.5 to 1.0.

(b) Consolidated Total Leverage Ratio. The Consolidated Total Leverage Ratio, as of the end of any fiscal quarter, shall be not greater than (i) for any fiscal quarter ending during the period from the Closing Date to and including December 31, 2007, 4.0 to 1.0 and (ii) thereafter, 3.5 to 1.0.

(c) Consolidated Interest Expense Coverage Ratio. The Consolidated Interest Expense Coverage Ratio as of the end of any fiscal quarter shall be not less than 3.0 to 1.0.

7.12 Additional Guarantors.

As soon as practicable and in any event within thirty (30) days after any Person becomes a direct or indirect Subsidiary of the Borrower (other than any Immaterial Subsidiary), the Borrower shall provide the Administrative Agent with written notice thereof setting forth information in reasonable detail describing all of the Property of such Person and shall (a) if such Person is a Domestic Subsidiary (other than any Securitization Subsidiary), (i) cause such Person to become a Guarantor by executing a Joinder Agreement in substantially the same form as Exhibit G, (ii) cause 100% of the issued and outstanding Capital Stock of such Person owned by any Credit Party to be delivered to the Administrative Agent (together with undated stock powers signed in blank) and pledged to the Administrative Agent in form acceptable to the Administrative Agent, (iii) cause all of the personal property of such Person to be pledged to the Administrative Agent in form acceptable to the Administrative Agent and (iv) deliver such documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, landlord’s waivers, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Administrative Agent’s liens thereunder) and other items of the types required to be delivered pursuant to Sections 5.1(d) and (e), all in form, content and scope reasonably satisfactory to the Administrative Agent and (b) if such Person is a direct Foreign Subsidiary of a Credit Party, cause 65% (or such greater percentage which would not result in adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of such Person to be delivered to the Administrative Agent (together with undated stock powers signed in blank (unless, with respect to a Foreign Subsidiary, such stock powers are deemed unnecessary by the Administrative Agent in its reasonable discretion under the law of the jurisdiction of incorporation of such Person)) and pledged to the Administrative Agent pursuant to an appropriate pledge agreement(s) in form acceptable to the Administrative Agent; provided, that the percentage of any Capital Stock of a Foreign Subsidiary that is delivered and pledged to the Administrative Agent pursuant to this clause (b) shall be reduced to the extent necessary to avoid any material adverse tax consequences that would otherwise result upon a change in applicable law or regulation; and provided, further, that, notwithstanding anything contrary in this Section 7.12, the Borrower may, from time to time, designate one or more Subsidiaries as exempt from the foregoing provisions of this Section 7.12 (each such Subsidiary, together with each Subsidiary identified on Schedule 7.12, an “Exempt Subsidiary”) by written notice to the Administrative Agent so long as (i) no Default or Event of Default shall have occurred and be continuing after giving effect to such designation; (ii) such Subsidiary is at such time a Non-Wholly Owned Subsidiary and (iii) as of the date of any such designation, the aggregate assets of all such Exempt Subsidiaries do not exceed thirty seven and one-half percent (37.5%) of the consolidated assets of the Consolidated Group. Notwithstanding the foregoing, the Borrower may, from time to time, designate any Exempt Subsidiary to be a Guarantor by prior written notice to the Administrative Agent and in compliance with this Section 7.12.

7.13 Pledged Assets.

Each Credit Party will cause all of its owned personal property located in the United States and all of the Mortgaged Properties other than Excluded Property to be subject at all times to first priority, perfected and, in the case of Mortgaged Properties, title insured Liens in favor of the Administrative Agent to secure such party’s obligations under the Credit Documents pursuant to the terms and conditions of the Collateral Documents or, with respect to any such property acquired subsequent to the Closing Date, such other additional security documents as the Administrative Agent shall reasonably request, subject in any case to Permitted Liens. Without limiting the generality of the above, the Credit Parties will cause (i) 100% of the issued and outstanding Capital Stock of each Domestic Subsidiary (other than any Securitization Subsidiary) and (ii) 65% (or such greater percentage which would not result in adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each Foreign Subsidiary directly owned by the Borrower or any Guarantor to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent pursuant to the terms and conditions of the Collateral Documents or such other security documents as the Administrative Agent shall reasonably request, provided, that the percentage of any Capital Stock of a Foreign Subsidiary that is subject to a Lien pursuant to clause (ii) shall be reduced to the extent necessary to avoid material adverse tax consequences that would otherwise result upon a change in applicable law or regulation.

Each Credit Party shall, and shall cause each of its Subsidiaries to, take such action (including but not limited to the actions set forth in Section 5.1(i)) at its own expense as requested by the Administrative Agent to ensure that the Administrative Agent has a first priority perfected Lien to secure such party’s obligations under the Credit Documents in that portion of the collateral that is required to be pledged pursuant to this Section 7.13, subject in each case only to Permitted Liens.

7.14 Post-Closing Obligations.

The Borrower shall use commercially reasonable efforts to deliver to the Administrative Agent, within 60 days after the Closing Date, the following items:

(a) a duly authorized and executed Mortgage with respect to each Mortgaged Property identified in Part C of Schedule 6.20(a) in form and substance reasonably satisfactory to the Administrative Agent;

(b) with respect to the Mortgaged Property identified as the “MountainView Regional Medical Center” in Part C of Schedule 6.20(a), (i) a policy (or commitment to issue a policy) of title insurance issued by a title insurance company acceptable to the Administrative Agent insuring (or committing to insure) the Lien of the Mortgage on such Mortgaged Property as a valid Lien on such Mortgaged Property and fixtures described therein in an amount not less than 100% of the fair market value thereof, which policy (or commitment) shall be in form and substance reasonably satisfactory to the Administrative Agent and have been supplemented by such endorsements, provided that such endorsements are available, as shall be reasonably requested by the Administrative Agent and (ii) an affidavit, sufficient to cause the title insurance company to remove or limit the survey and unrecorded easement exceptions from the title insurance policy (or commitment) and issue so-called comprehensive coverage with respect to such Mortgaged Property to the extent such so-called comprehensive coverage is available in the applicable jurisdiction;

(c) with respect to the Mortgaged Property identified as the “Brownwood Regional Medical Center” in Part C of Schedule 6.20(a), title searches conducted by a title insurance company acceptable to the Administrative Agent setting forth the state of title for such Mortgaged Property, in form and substance reasonably satisfactory to the Administrative Agent; and

(d) (i) with respect to the leasehold portion of the Mortgaged Property identified as the “Brownwood Regional Medical Center” in Part C of Schedule 6.20(a), such consents and/or waivers from the landlord on such Mortgaged Property as may be required by the Administrative Agent, which consents and/or waivers shall be in the form and substance reasonably satisfactory to the Administrative Agent and (ii) evidence that the applicable lease, a memorandum of lease with respect thereto, or other evidence of such lease in form and substance reasonably satisfactory to the Administrative Agent, has been or will be recorded in all places to the extent necessary or desirable, in the reasonable judgment of the Administrative Agent, so as to enable such Mortgage encumbering such leasehold interest to effectively create a valid and enforceable first priority lien (subject to Permitted Liens) on such leasehold interest in favor of the Administrative Agent.

SECTION 8

NEGATIVE COVENANTS

The Borrower hereby covenants and agrees that, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding or any Letter of Credit is outstanding, and until all of the Commitments hereunder shall have terminated:

8.1 Indebtedness.

No member of the Consolidated Group will contract, create, incur, assume or permit to exist any Indebtedness, except:

(a) Indebtedness existing or arising under this Credit Agreement or the other Credit Documents, including establishment of additional tranches of Indebtedness under the Credit Agreement (the specific terms and mechanics of which would be the subject of a separate amendment to this Credit Agreement), provided that in the case of establishment of any such additional tranche the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such additional Indebtedness (assuming, in the case of a delayed draw term loan or revolving loan facility or similar facility, that the entire amount available under such tranche is advanced on date established) on a Pro Forma Basis, the Borrower shall be in compliance with all of the covenants set forth in Section 7.11;

(b) Indebtedness set forth on Schedule 8.1, and renewals, refinancings and extensions thereof on terms and conditions materially no less favorable to the members of the Consolidated Group than for such existing Indebtedness;

(c) obligations under Capital Leases and Indebtedness incurred, in each case, to provide all or a portion of the purchase price or costs of construction of fixed assets, or in the case of a Sale and Leaseback Transaction, to finance the value of such asset owned by a member of the Consolidated Group, and renewals, refinancings and extensions thereof; provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset or, in the case of a Sale and Leaseback Transaction or refinancing transaction, the fair market value of such asset, (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing, and (iii) the total aggregate outstanding principal amount of all such Indebtedness (together with the secured Indebtedness permitted by subsection (h) below) shall not exceed $100 million at any one time outstanding;

(d) Indebtedness owing under (a) interest rate, commodities and foreign currency exchange protection agreements entered into in the ordinary course of business to manage existing or anticipated risks and not for speculative purposes or (b) any Hedging Agreement entered into with a Lender or an affiliate of a Lender in connection with the cash management needs of the Borrower and its Subsidiaries in the ordinary course of business;

(e) intercompany Indebtedness owing by a member of the Consolidated Group to another member of the Consolidated Group (subject, however, to the limitations of Section 8.6 and Permitted Investments thereunder, in the case of the member of the Consolidated Group extending the loan, advance or credit);

(f) the Senior Subordinated Notes;

(g) (i) the Senior Notes and (ii) other unsecured Funded Debt of the Borrower and its Subsidiaries in an aggregate outstanding principal amount of up to $100 million at any time;

(h) secured Funded Debt of the Borrower and its Subsidiaries in an aggregate outstanding principal amount of up to $50 million at any time;

(i) Subordinated Debt; provided that (i) if any such issuance of Subordinated Debt exceeds $300 million the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Subordinated Debt on a Pro Forma Basis, the Borrower shall be in compliance with all of the covenants set forth in Section 7.11, (ii) such Subordinated Debt has terms that are not materially less favorable to the Borrower and the Lenders and has a weighted average maturity that is greater than or equal to that of the Senior Subordinated Notes; (iii) no Default or Event of Default exists prior to or after giving effect to the incurrence thereof and (iv) the Borrower shall prepay the Loans with the Net Proceeds of such Subordinated Debt to the extent required under Section 3.3(b)(iii);

(j) guaranty obligations in respect of patient receivables sold, assigned, turned over, conveyed or otherwise disposed of to collection agencies or other third parties, provided that the aggregate amount of the obligations guarantied shall not exceed $75 million at any time outstanding;

(k) Guaranty Obligations of Indebtedness permitted hereunder (which guaranty obligations in respect of Subordinated Debt shall be similarly subordinated);

(l) the Permitted Senior Unsecured Indebtedness;

(m) Indebtedness and obligations of the Borrower and its Subsidiaries in connection with Securitization Transactions in an aggregate outstanding principal amount not to exceed $250 million at any time outstanding; provided that the Indebtedness and obligations of the Borrower and its Subsidiaries (other than any Securitization Subsidiary) with respect to such Securitization Transactions shall be non-recourse to the Borrower and such Subsidiaries;

(n) Indebtedness of Foreign Subsidiaries in an aggregate principal amount up to $75 million at any time outstanding; and

(o) Indebtedness of Exempt Subsidiaries in an aggregate principal amount not to exceed $100 million at any time outstanding.

For the avoidance of doubt, to the extent an item of Indebtedness may be included in more than one exception above, the Borrower may designate which exception is to apply to such Indebtedness.

8.2 Liens.

No member of the Consolidated Group will contract, create, incur, assume or permit to exist directly or indirectly any Lien with respect to any of its Property, whether now owned or after acquired, except for Permitted Liens.

8.3 Nature of Business.

No member of the Consolidated Group will engage to any material extent in any business activity except those business activities engaged in by the Consolidated Group as of the date of this Agreement and activities substantially similar or reasonably incidental thereto and reasonable extensions of the foregoing.

8.4 Merger and Consolidation, Dissolution and Acquisitions.

(a) No member of the Consolidated Group will enter into any transaction of merger or consolidation, except that

(i) a Credit Party may be party to a transaction of merger or consolidation with another Credit Party, provided that if the Borrower is a party to such transaction, it shall be the surviving entity;

(ii) a Foreign Subsidiary may be party to a transaction of merger or consolidation with a Subsidiary of the Borrower, provided that (A) if a Domestic Subsidiary is a party thereto, it shall be the surviving entity and if such Domestic Subsidiary is not already a Credit Party, it shall execute and deliver a Joinder Agreement and such other documents if, and to the extent necessary for compliance with the provisions of Sections 7.12 and 7.13, and (B) if a

Foreign Subsidiary is the other party thereto, the surviving entity shall be a Foreign Subsidiary and the Borrower and its Subsidiaries shall be in compliance with the pledge requirements of Sections 7.12 and 7.13;

(iii) a Domestic Subsidiary of the Borrower may be a party to a transaction of merger or consolidation with a Person other than the Borrower, provided that (A) the surviving entity shall be a Domestic Subsidiary of the Borrower and shall execute and deliver a Joinder Agreement and such other documents if, and to the extent necessary for compliance with the provisions of Sections 7.12 and 7.13 and (B) no Default or Event of Default shall exist immediately after giving effect thereto; and

(iv) a Subsidiary of the Borrower may enter into a transaction of merger or consolidation in connection with an Asset Disposition permitted under Section 8.5.

(b) No member of the Consolidated Group, other than a Subsidiary of the Borrower (and then only if no Material Adverse Effect shall result on account thereof), may dissolve, liquidate or wind up its affairs.

(c) No member of the Consolidated Group shall purchase or otherwise acquire the Capital Stock of a Person which is not a member of the Consolidated Group, nor shall any member of the Consolidated Group purchase or otherwise acquire all or a substantial portion of the assets, property and/or operations of a Person which is not a member of the Consolidated Group, unless:

(i) in the case of an acquisition of Capital Stock, after giving effect to such acquisition,

(A) if the acquisition is not of a controlling interest in the subject Person such that after giving effect thereto the subject Person will not be a Subsidiary, then the acquisition shall constitute a Permitted Investment hereunder; and

(B) if the acquisition is of a controlling interest in the subject Person such that after giving effect thereto the subject Person will be a Subsidiary, then (I) it shall be a Subsidiary of the Borrower, (II) it shall execute and deliver a Joinder Agreement and such other documents as may be necessary for compliance with the provisions of Sections 7.12 and 7.13, (III) no Default or Event of Default shall exist immediately after giving effect thereto, and (IV) it shall otherwise constitute a Permitted Acquisition; or

(ii) in the case of an acquisition of assets, property and/or operations, after giving effect to such acquisition (A) a Joinder Agreement and such other documents shall be executed, and other actions taken, as may be necessary to perfect the security interests therein if and to the extent required by the provisions of Sections 7.12 and 7.13, and (B) no Default or Event of Default shall exist immediately after giving effect thereto, and (C) the acquisition shall otherwise constitute a Permitted Acquisition.

8.5 Asset Dispositions.

No member of the Consolidated Group will make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) other than:

(a) the sale, lease or other disposition is to a member of the Consolidated Group; provided that after giving effect to any such sale, lease or other disposition, the aggregate assets of all Exempt Subsidiaries do not exceed thirty-seven and one-half percent (37.5%) of the consolidated assets of the Consolidated Group;

(b) the sale, transfer or disposition is in connection with an asset swap which otherwise constitutes a Permitted Acquisition;

(c) the donation, transfer or other disposition of assets by any member of the Consolidated Group (whether real or personal property including cash) to State or local municipalities (or other Governmental Authorities), nonprofit organizations, foundations, charities or similar entities of its choice in an aggregate principal amount (for the Consolidated Group) not to exceed $20 million in any fiscal year; and

(d) other Asset Dispositions so long as (i) at least seventy five percent (75%) of the consideration paid therefor shall consist of cash and Cash Equivalents, (ii) if the subject transaction is a Sale and Leaseback Transaction, such transaction shall be permitted by Section 8.13, (iii) the aggregate net book value of all assets sold, leased or otherwise disposed of shall not exceed in any fiscal year the sum (x) $150 million (the “Disposition Basket”) plus (y) the unused amount of the Disposition Basket for the immediately two prior fiscal years, it being understood that the Disposition Basket for any fiscal year shall be fully used in such fiscal year before any unused portion of any Disposition Basket from the preceding two years may be used, (iv) no Default or Event of Default shall exist immediately after giving effect thereto and (v) if the net book value of the assets sold, leased or otherwise disposed of in any such Asset Disposition exceeds $100 million, the Borrower shall have demonstrated compliance with the financial covenants hereunder on a Pro Forma Basis after giving effect to such Asset Disposition and shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate (including reaffirmation of the representations and warranties hereunder as of such date before and after giving effect to such transaction) in connection therewith. Notwithstanding subclause (i) above, a member of the Consolidated Group may make an Asset Disposition which otherwise complies with the rest of the requirements contained in this Section 8.5(d) for consideration consisting of loans, advances or extensions of credit to the buyer provided that such consideration consisting of loans, advances or extensions of credit does not exceed $75 million in the aggregate at any one time outstanding.

The Administrative Agent will promptly deliver to the Borrower upon request, at the Borrower’s expense, such release documentation (including delivery of applicable stock certificates) as may be reasonably requested to give effect to the release of subject assets from the security interests securing the obligations hereunder in connection with Asset Dispositions permitted hereunder; provided, however, in the case of Asset Dispositions to a Credit Party pursuant to the terms of clause (a) of this Section 8.5, to the extent the Property effected thereby shall constitute Collateral, such Property shall remain, or become, as applicable, subject to the Lien of the Collateral Documents and the applicable Credit Party shall take all action necessary or requested by the Administrative Agent to confirm and maintain the Lien granted to the Administrative Agent on such Property under the Collateral Documents, in the case of Asset Dispositions of the type described in clause (b) of this Section 8.5, to the extent the Property affected thereby shall constitute Collateral the asset received in exchange for such Property shall be made subject to the Lien of the Collateral Documents in accordance with the provisions of Section 7.13 hereof.

8.6 Investments.

No member of the Consolidated Group will make or permit to exist Investments in or to any Person, except for Permitted Investments.

8.7 Restricted Payments.

No member of the Consolidated Group will make any Restricted Payment other than:

(a) the payment in cash of pro rata dividends to the holders of Capital Stock of Non-Wholly Owned Subsidiaries;

(b) the Borrower may net shares under employee benefit plans to settle option price payments owed by employees and directors with respect thereto and to settle employers’ and directors’ federal, state and income tax liabilities (if any) related thereto;

(c) in addition to those dividends permitted pursuant to Section 8.7(a), the Borrower and any Subsidiary may purchase, redeem, retire or acquire any of its Capital Stock and declare and make dividend payments or other distributions in respect of its Capital Stock; provided that, after giving effect to any such purchase, redemption, retirement, acquisition, dividend payment or distribution, (i) no Default or Event of Default shall exist or result therefrom and (ii) if the Consolidated Total Leverage Ratio is greater than or equal to 2.5 to 1.0 on a Pro Forma Basis after giving effect to any such transaction, the aggregate amount of the sum of (A) Capital Stock repurchased, redeemed, retired or acquired in any four (4) fiscal quarter period pursuant to this Section 8.7(c) plus (B) the amount of cash dividend payments or distributions made by the Borrower or any Subsidiary in respect of its Capital Stock in any four (4) fiscal quarter period pursuant to this Section 8.7(c) plus (C) the aggregate amount of Senior Notes, Permitted Senior Unsecured Indebtedness and Subordinated Debt prepaid, redeemed, purchased, defeased or otherwise satisfied by the Borrower or any Subsidiary in any four (4) fiscal quarter period shall not exceed twelve percent (12%) of the Consolidated EBITDA for the Consolidated Group for such four (4) fiscal quarter period; provided however if the Consolidated Total Leverage Ratio is less than 2.5 to 1.0 on a Pro Forma Basis after giving effect to any such transaction, then such repurchase, redemption, retirement, acquisition, dividend payment or distribution shall not be included in any calculation of the limitations set forth in this clause (ii); and

(d) the Borrower may repurchase shares of its Capital Stock; provided that (i) no Default or Event of Default exists prior to and after giving effect to any such repurchase and (ii) the aggregate amount of Capital Stock repurchased by the Borrower pursuant to this Section 8.7(d) and the aggregate amount of debt under the Senior Notes, the Permitted Senior Unsecured Indebtedness and any Subordinated Debt prepaid, redeemed, purchased, defeased or otherwise satisfied by the Borrower and its Subsidiaries pursuant to Section 8.8(d)(iv) shall not exceed $250 million during the term of the Credit Agreement.

8.8 Modifications and Payments in Respect of Certain Debt.

No member of the Consolidated Group will:

(a) After the issuance thereof, amend or modify (or permit the amendment or modification of) the terms of the documentation governing the Senior Notes, the Permitted Senior Indebtedness or any Subordinated Debt in a manner materially adverse to the interests of the Lenders (including specifically shortening any maturity or average life to maturity or requiring any payment sooner than previously scheduled or increasing the interest rate or fees applicable thereto);

(b) Amend or modify, or permit or acquiesce to the amendment or modification (including waivers) of, any subordination provisions relating to any Subordinated Debt;

(c) Make any payment in contravention of the terms of any Subordinated Debt, the Senior Notes or any Permitted Senior Unsecured Indebtedness; and

(d) Make any prepayment, redemption, defeasance or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of any Senior Notes, the Permitted Senior Unsecured Indebtedness or any Subordinated Debt other than (i) regularly scheduled payments of principal and interest on such debt under the Senior Notes, the Permitted Senior Indebtedness or any Subordinated Debt, (ii) any refinancing of debt under any Senior Notes, the Permitted Senior Unsecured Indebtedness or any Subordinated Debt; provided that the refinancing debt has terms that are not materially less favorable to Borrower and its Subsidiaries and has a weighted average maturity that is greater than or equal to that of the debt being refinanced (including terms of subordination in the case of Subordinated Debt being refinanced) and the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such refinancing on a Pro Forma Basis, the Borrower shall be in compliance with all of the covenants set forth in Section 7.11, (iii) any prepayments of debt under the Senior Notes, the Permitted Senior Unsecured Indebtedness or any Subordinated Debt; provided that (A) the Borrower shall have delivered to the Administrative Agent a certificate prior to making any such prepayment pursuant to this clause (iii) demonstrating the Consolidated Total Leverage Ratio on a Pro Forma Basis after giving effect to such prepayment and (B) if the Consolidated Total Leverage Ratio is greater than or equal to 2.5 to 1.0 on a Pro Forma Basis after giving effect to any such prepayment, the aggregate amount of the sum of (A) the aggregate amount of such debt under the Senior Notes, the Permitted Senior Unsecured Indebtedness and any Subordinated Debt prepaid, redeemed, purchased, defeased or otherwise acquired for value by the Borrower or any Subsidiary in any four (4) fiscal quarter period plus (B) any Capital Stock repurchased, redeemed, retired or acquired by the Borrower or any Subsidiary in any four (4) fiscal quarter period pursuant to Section 8.7(c) plus (C) the amount of cash dividend payments (other than as permitted by Section 8.7(a)) or distributions made by the Borrower or any Subsidiary in respect of its Capital Stock in any four (4) fiscal quarter period pursuant to Section 8.7(c) shall not exceed twelve percent (12%) of the Consolidated EBITDA for the Consolidated Group for such four (4) fiscal quarter period and (iv) other prepayments of debt under the Senior Notes, the Permitted Senior Unsecured Indebtedness or any Subordinated Debt; provided that (A) no Default or Event of Default exists prior to and after giving effect to any such prepayment and (B) the aggregate amount of such debt under the Senior Notes, the Permitted Senior Unsecured Indebtedness and any Subordinated Debt prepaid, redeemed, purchased, defeased or otherwise satisfied by the Borrower and its Subsidiaries pursuant to this clause (iv) plus the aggregate amount of Capital Stock repurchased by the Borrower pursuant to Section 8.7(d) shall not exceed $250 million during the term of the Credit Agreement.

8.9 Transactions with Affiliates.

No member of the Consolidated Group will enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Subsidiary or Affiliate of such Person other than (a) advances of working capital to any Credit Party, (b) transfers of cash and assets to any Credit Party, (c) transactions permitted by Sections 8.1, 8.4, 8.5, 8.6 or 8.7, (d) normal compensation and reimbursement of expenses of officers and directors, (e) transactions among Credit Parties, (f) transactions among Exempt Subsidiaries and (g) except as otherwise specifically limited in this Credit Agreement, other transactions which are entered into in the ordinary course of such Person’s business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

8.10 Fiscal Year; Organizational Documents.

No member of the Consolidated Group will (a) change its fiscal year or (b) amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) in a manner materially adverse to the rights of the Administrative Agent or the Lenders; provided, however, a Subsidiary of the Borrower may change its fiscal year end after having provided prior written notice to the Administrative Agent.

8.11 Limitation on Restricted Actions.

No member of the Consolidated Group will, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation, (c) make loans, advances or capital contributions, (d) sell, lease or otherwise transfer any of its properties or assets, or (e) act as a guarantor or pledge its assets, except for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents, (ii) pursuant to the terms of the Senior Subordinated Notes or the Subordinated Debt, (iii) pursuant to the terms of the Senior Notes or agreements governing the Permitted Senior Unsecured Indebtedness or (iv) Permitted Liens.

8.12 Ownership of Subsidiaries.

Notwithstanding any other provisions of this Credit Agreement to the contrary, no member of the Consolidated Group will (a) permit any Person (other than the Borrower or any Wholly Owned Subsidiary of the Borrower) to own any Capital Stock of any Subsidiary of the Borrower, except (i) to qualify directors where required by applicable law or to satisfy other requirements of applicable law with respect to the ownership of Capital Stock of Foreign Subsidiaries, (ii) as a result of or in connection with a dissolution, merger, consolidation or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5 or (iii) that Persons other than the Borrower or any Wholly Owned Subsidiary may own shares of Capital Stock in Non-Wholly Owned Subsidiaries; provided, that the aggregate assets of all such Non-Wholly Owned Subsidiaries that are designated as Exempt Subsidiaries do not exceed 37.5% of the consolidated assets of the Consolidated Group, (b) permit any Subsidiary of the Borrower to issue any shares of preferred Capital Stock or (c) permit, create, incur, assume or suffer to exist any Lien on any Capital Stock owned by the Borrower or one of its Subsidiaries in any Subsidiary of the Borrower, except for Permitted Liens.

8.13 Sale Leasebacks.

No member of the Consolidated Group will enter into any Sale and Leaseback Transaction unless (a) such Sale and Leaseback Transaction constitutes Indebtedness permitted by Section 8.1(c) or 8.1(o) or (b) such Sale and Leaseback Transaction is entered into on a temporary basis in connection with a proposed like-kind exchange transaction (intended to comply with Section 1031 of the Code (or successor provision)).

8.14 No Further Negative Pledges.

No member of the Consolidated Group will enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for any obligation if security is given for any other obligation, except (a) pursuant to this Credit Agreement and the other Credit Documents, (b) pursuant to the terms of any Indebtedness permitted by Section 8.1(h) or Section 8.1(i), (c) pursuant to the terms of any purchase money indebtedness or capital lease obligations permitted by Section 8.1(c) to the extent such limitations relate only to the property which is the subject of such financing, (d) pursuant to the terms of any Indebtedness permitted by Section 8.1(o), to the extent such limitations relate solely to the Property of the Exempt Subsidiaries and (e) pursuant to any other agreement that expressly allows and does not restrict in any manner (directly or indirectly) Liens created pursuant to the Credit Documents on Property of any member of the Consolidated Group (whether now owned or hereafter acquired) securing the Obligations and does not require the direct or indirect granting of any Lien securing any Indebtedness or other obligation by virtue of the granting of Liens on or pledge of Property of any member of the Consolidated Group to secure the Obligations.

SECTION 9

EVENTS OF DEFAULT

9.1 Events of Default.

An Event of Default shall exist upon the occurrence of any of the following specified events (each an “Event of Default”):

(a) Payment. There shall occur a

(i) default in the payment when due of any principal of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or

(ii) default, and such default shall continue for three (3) or more Business Days, in the payment when due of any interest on the Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

(b) Representations. Any representation, warranty or statement made or deemed to be made by the Borrower herein or any Credit Party in any of the other Credit Documents or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove untrue in any material respect on the date as of which it was made or deemed to have been made; or

(c) Covenants. There shall occur a

(i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2(a), 7.9, 7.11, 7.12 or Section 8, inclusive;

(ii) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.1(a), (b) (c), (d) or (i) and such default shall continue unremedied for a period of at least five (5) Business Days after the earlier of an Executive Officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent; or

(iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsection (a), (b), (c)(i) or (c)(ii) of this Section 9.1) contained in this Credit Agreement or any other Credit Document and such default shall continue unremedied for a period of at least thirty (30) days after the earlier of an Executive Officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent; or

(d) Other Credit Documents. Except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5, any Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the Liens, rights, powers and privileges purported to be created thereby, or any Credit Party shall so state in writing; or

(e) Guaranties. Except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5, or as otherwise permitted by Section 7.12 with respect to any Exempt Subsidiary, the Guaranty provided herein by any Guarantor pursuant to Section 4 (including any Person which becomes a Guarantor after the Closing Date in accordance with Section 7.12) shall cease to be in full force and effect, or any Guarantor (including any Person which becomes a Guarantor after the Closing Date in accordance with Section 7.12) or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor’s obligations under the Guaranty provided herein or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to this Credit Agreement; or

(f) Bankruptcy, etc. Any Bankruptcy Event shall occur with respect to any member of the Consolidated Group; or

(g) Defaults under Other Agreements.

(i) The occurrence of an Event of Default under and as defined under the Senior Notes, the Senior Subordinated Notes, the Subordinated Debt, the Permitted Senior Unsecured Indebtedness or the indentures or other governing instruments relating thereto (in each case, if such Indebtedness is then outstanding);

(ii) Any member of the Consolidated Group shall default in the performance or observance (beyond the applicable grace period with respect thereto, if any) of any material obligation or condition of any contract or lease material to the members of the Consolidated Group taken as a whole; or

(iii) With respect to any Indebtedness (other than Indebtedness outstanding under this Credit Agreement) in excess of $25.0 million in the aggregate for the members of the Consolidated Group taken as a whole, (A) any member of the Consolidated Group shall default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness; (B) there shall occur and continue a default in the observance or performance of any provision relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (C) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

(h) Judgments. One or more judgments or decrees shall be entered against one or more of the members of the Consolidated Group involving a liability of $25.0 million or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

(i) ERISA. Any of the following events or conditions, if such event or condition could reasonably be expected to involve possible taxes, penalties, and other liabilities against one or more members of the Consolidated Group in an aggregate amount in excess of $25.0 million: (i) any “accumulated funding deficiency,” as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any member of the Consolidated Group or any ERISA Affiliate in favor of the PBGC or a Plan; (ii) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iii) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (A) the termination of such Plan for purposes of Title IV of ERISA, or (B) any member of the Consolidated Group or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency (within the meaning of Section 4245 of ERISA) of such Plan; or (iv) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or

502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

(j) Ownership. There shall occur a Change of Control.

9.2 Acceleration; Remedies.

Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the requisite Lenders (pursuant to the voting requirements of Section 11.6) or cured to the satisfaction of the requisite Lenders (pursuant to the voting procedures in Section 11.6), the Administrative Agent may, and upon the request and direction of the Required Lenders shall, by written notice to the Borrower take any of the following actions:

(a) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

(b) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Borrower to the Administrative Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Amounts received after termination of the Commitments and acceleration of the maturity of the Loans and Obligations hereunder, shall be shared ratably among the Revolving Lenders based on the outstanding principal amount of Revolving Obligations and the Term Lenders based on the outstanding principal amount of the Term Loans.

(c) Cash Collateral. Direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(f), it will immediately pay) to the Administrative Agent additional cash, to be held by the Administrative Agent, for the benefit of the Revolving Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

(d) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(f) shall occur with respect to any member of the Consolidated Group, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Administrative Agent and/or any of the Lenders hereunder by the Borrower automatically shall immediately become due and payable without the giving of any notice or other action by the Administrative Agent or the Lenders.

Notwithstanding anything contained in this Section 9.2, if at any time within sixty (60) days after an acceleration of the Loans pursuant to this Section 9.2, (i) the Borrower shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Credit Agreement) and (ii) all Events of Default and Defaults (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be waived pursuant to Section 11.6, the Required Lenders, by written notice to the Borrower, may at their option rescind and annul the acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind the Lenders to a decision which may be made at the election of the Required Lenders and are not intended to benefit the Borrower and do not grant the Borrower the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

SECTION 10

ADMINISTRATIVE AGENT

10.1 Appointment and Authority.

Each of the Lenders and the Issuing Lender hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Credit Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lender, and neither the Borrower nor any other Credit Party shall have rights as a third party beneficiary of any of such provisions.

10.2 Rights as a Lender.

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

10.3 Exculpatory Provisions.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Credit Document or applicable law; and

(c) shall not, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.1 and 8.2) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or the Issuing Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Credit Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Credit Agreement, any other Credit Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

10.4 Reliance by Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.5 Delegation of Duties.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

10.6 Resignation of Administrative Agent.

The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lender and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lender under any of the Credit Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Credit Documents, the provisions of this Section shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as Issuing Lender and Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender and Swingline Lender, (b) the retiring Issuing Lender and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents, and (c) the successor Issuing Lender shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit.

10.7 Non-Reliance on Administrative Agent and Other Lenders.

Each Lender and the Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement. Each Lender and the Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Credit Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder.

10.8 No Other Duties, Etc.

Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers, Syndication Agent or Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Credit Agreement or any of the other Credit Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Issuing Lender hereunder.

10.9 Collateral and Guaranty Matters.

The Lenders and the Issuing Lender irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a) to release any Lien on any property granted to or held by the Administrative Agent under any Credit Document (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Credit Document, (iii) upon a Guarantor owning such Property becoming an Exempt Subsidiary or (iv) subject to Section 11.6, if approved, authorized or ratified in writing by the Required Lenders;

(b) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Credit Document to the holder of any Lien on such property that is permitted by Section 8.2; and

(c) to release any Guarantor from its obligations under the Guaranty if (i) such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder or (ii) such Person becomes an Exempt Subsidiary pursuant to Section 7.12.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 10.9.

SECTION 11

MISCELLANEOUS

11.1 Notices.

(a) Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Borrower and the Administrative Agent, set forth below, and, in the case of the Lenders, at the address specified in its Administrative Questionnaire, or at such other address as such party may specify by written notice to the other parties hereto:

If to the Borrower:

Triad Hospitals, Inc.
5800 Tennyson Parkway
Plano, Texas 75024
Attn:	James R. Bedenbaugh
Senior Vice President and Treasurer
Telephone:	214-473-3968
Telecopy:	214-473-9432
Email:	james.bedenbaugh@triadhospitals.com

With a copy to:

Triad Hospitals, Inc.
5800 Tennyson Parkway
Plano, Texas 75024
Attn:	Rebecca Hurley
General Counsel
Telephone:	214-473-3826
Telecopy:	214-473-9421

Borrower’s website: www.triadhospitals.com

Dewey Ballantine LLP
1301 Avenue of the Americas
New York, New York 10019
Attn:	Morton A. Pierce/Gregory M. Owens
Telephone:	212-259-6640/6823
Telecopy:	212-259-6333

if to the Administrative Agent:

Administrative Agent’s Office:

(for payments and Requests for LC Extensions)

Bank of America, N. A.
Mail Code: NCI-001-15-11
101 North Tryon Street
Charlotte, North Carolina 28255-0001
Attn:	Monika Patel
Telephone:	704-386-5094
Telecopy:	704-409-0157

Wiring Instructions:

Bank of America, NA
New York, NY
ABA# 026009593
Account No.: 1366212250600
Account Name: Corporate Credit Support
Ref: Triad Hospitals, Inc.

Other Notices as Administrative Agent:

Bank of America, N.A.
Mail Code: CA5-701-05-19
1455 Market Street
San Francisco, CA 94103
Attn:	Kevin Ahart
Telephone:	415-436-2750
Telecopy:	415-503-5000

With a copy to:

Bank of America, N. A.
Mail Code: NCI-007-17-11
100 North Tryon Street
Charlotte, North Carolina 28255-0001
Attn:	Kevin Wagley
Telephone:	704-388-6006
Telecopy:	704-409-0097

For Notices as L/C Issuer:

Bank of America, N.A.
Trade Operations-Los Angeles #22621
333 S. Beaudry Avenue, 19th Floor
Mail Code: CA9-703-19-23
Los Angeles, CA 90017-1466
Attn:	Sandra Leon
Telephone:	213-345-5231
Telecopier:	213-345-6694

For Notices as Swingline Lender:

Bank of America, N. A.
Mail Code: NCI-001-15-11
101 North Tryon Street
Charlotte, North Carolina 28255-0001
Attn:	Monika Patel
Telephone:	704-386-5094
Telecopy:	704-409-0157

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Issuing Lender pursuant to Article II if such Lender or the Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the Issuing Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the Issuing Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Change of Address, Etc. Each of the Borrower, the Administrative Agent, the Issuing Lender and the Swingline Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the Issuing Lender and the Swingline Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(e) Reliance by Administrative Agent, Issuing Lender and Lenders. The Administrative Agent, the Issuing Lender and the Lenders shall be entitled to rely and act upon any notices (including telephonic Notices of Borrowing and Swingline Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, the Issuing Lender, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

11.2 Right of Set-Off; Adjustments.

Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its Affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Credit Agreement, under the Notes, under any other Credit Document or otherwise, irrespective of whether such Lender shall have made any demand under hereunder or thereunder and although such obligations may be unmatured and regardless of the adequacy of any other collateral securing the Obligations. Each Credit Party hereby irrevocably waives any obligation that any Lender may have to any set-off based on the failure of any Agent or any Lender to exercise any rights that it may have with respect to any other Collateral prior to the exercise of any set-off. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 11.2 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

11.3 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Lender and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in LOC Obligations and in Swingline Loans) at the time owing to it); provided that

(i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 (with respect to the Tranche A Term Loan, such assignment shall not be less than $1,000,000) unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Credit Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to rights in respect of Swingline Loans;

(iii) any assignment of a Commitment must be approved by the Administrative Agent, the Issuing Lender and the Swingline Lender unless the Person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and

(iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $2,500 and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.6, 3.11, 3.12, and 11.5 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this subsection shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and LOC Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and the Issuing Lender at any reasonable time and from time to time upon reasonable prior notice. Any assignment of any Loan or other obligations shall be effective only upon an entry with respect thereto being made in the Register. In addition, at any time that a request for a consent for a material or substantive change to the Credit Documents is pending, any Lender may request and receive from the Administrative Agent a copy of the Register.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in LOC Obligations and/or Swingline Loans) owing to it); provided that (i) such Lender’s obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the Issuing Lender shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Credit Agreement.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.6 that affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.6, 3.11 and 3.12 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.2 as though it were a Lender, provided such Participant agrees to be subject to Section 3.14 as though it were a Lender.

(e) Limitation upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.6 or 3.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.11 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.11(e) as though it were a Lender.

(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Credit Agreement (including under its Note(s), if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h) Resignation as Issuing Lender or Swingline Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, (i) upon 30 days’ notice to the Borrower and the Lenders, resign as Issuing Lender and/or (ii) upon 30 days’ notice to the Borrower, resign as Swingline Lender. In the event of any such resignation as Issuing Lender or Swingline Lender, the Borrower shall be entitled to appoint from among the Lenders a successor Issuing Lender or Swingline Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as Issuing Lender or Swingline Lender, as the case may be. If Bank of America resigns as Issuing Lender, it shall retain all the rights, powers, privileges and duties of the Issuing Lender hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuing Lender and all LOC Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.6(c)). If Bank of America resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.7(c). Upon the appointment of a successor Issuing Lender and/or Swingline Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender or Swingline Lender, as the case may be, and (b) the successor Issuing Lender shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

11.4 No Waiver; Remedies Cumulative.

No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Administrative Agent or any Lender and any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Credit Parties to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

11.5 Expenses; Indemnification.

(a) The Borrower agrees to pay promptly after receipt of an invoice in reasonable detail all reasonable costs and expenses of the Administrative Agent and its Affiliates in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Credit Agreement, the other Credit Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent (including the reasonable cost of internal counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Documents. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder. The Borrower further agrees to pay promptly after receipt of an invoice in reasonable detail all reasonable costs and expenses of the Administrative Agent, the Issuing Lender and the Lenders, if any (including, without limitation, reasonable attorneys’ fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Credit Documents and the other documents to be delivered thereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Credit Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Credit Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Credit Agreement and the other Credit Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Credit Party, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Credit Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Credit Document, if the Borrower or such other Credit Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c) To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Issuing Lender or such Related Party, as the case may be, such Lender’s Participation Interest (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the Issuing Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or Issuing Lender in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 3.13(c).

(d) To the fullest extent permitted by applicable law, no Borrower shall assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Credit Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Credit Agreement or the other Credit Documents or the transactions contemplated hereby or thereby.

(e) All amounts due under this Section shall be payable not later than ten Business Days after receipt of an invoice in reasonable detail therefor.

(f) The agreements in this Section shall survive the resignation of the Administrative Agent and the Issuing Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

11.6 Amendments, Waivers and Consents.

Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, provided, however, that:

(a) without the written consent of each Lender affected thereby, no such amendment, waiver or consent shall:

(i) extend the Revolving Commitment Termination Date or the final maturity of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit, or extend or waive any principal amortization payment of the Tranche A Term Loan or any portion thereof,

(ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or Fees hereunder,

(iii) reduce or waive the principal amount of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

(iv) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

(v) except as the result of or in connection with an Asset Disposition permitted by Section 8.5, release all or substantially all of the Collateral,

(vi) except as the result of or in connection with a dissolution, merger or disposition of a member of the Consolidated Group permitted under Sections 8.4 or 8.5 or the designation of a Subsidiary as an Exempt Subsidiary pursuant to Section 7.12, release the Borrower or any Guarantor from its obligations under the Credit Documents,

(vii) amend, modify or waive any provision of this Section 11.6 or Section 3.13, 3.14, 3.15 or 9.1(a);

(viii) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders, or change any provision requiring the consent of all Lenders or

(ix) consent to the assignment or transfer by the Borrower or all or substantially all of the other Credit Parties of any of its or their rights and obligations under (or in respect of) the Credit Documents except as permitted thereby;

(b) without the consent of the Revolving Lenders holding more than 50% of the Revolving Commitments, or if the Revolving Commitments have been terminated, Lenders having more than 50% of the aggregate principal amount of the Revolving Obligations outstanding (taking into account in each case Participation Interests or obligation to participate therein), extend the time for, or reduce the amount, or otherwise alter the manner of application of proceeds in respect of the Revolving Obligations on account of the mandatory prepayment provisions of clauses (ii) through (iv), inclusive, of Section 3.3(b) or the application provisions of Section 3.3(c);

(c) without the consent of the Tranche A Term Lenders holding more than 50% of the Tranche A Term Loan Commitments, extend the time for, or reduce the amount, or otherwise alter the manner of application of proceeds in respect of the Tranche A Term Loan on account of the mandatory prepayment provisions of clauses (ii) through (iv), inclusive, of Section 3.3(b) or the application provisions of Section 3.3(c);

(d) no amendment, modification, supplement or waiver may be made to any condition precedent to any extension of credit under the Revolving Commitments set forth in Section 5.2 without the written consent of the Revolving Lenders holding more than 50% of the Revolving Commitments, it being understood that no amendment to or waiver of any representation or warranty or any covenant contained in any Credit Document, or of any Default, shall be deemed to be effective for purposes of determining whether the conditions precedent set forth in Section 5.2 to the making of any extension of credit under the Revolving Loans have been satisfied unless the Revolving Lenders holding more than 50% of the Revolving Commitments shall have consented to such amendment or waiver; and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Lender in addition to the Lenders required above, affect the rights or duties of the Issuing Lender under this Credit Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Credit Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Credit Agreement or any other Credit Document; and (iv) the Administrative Agent Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

11.7 Counterparts.

This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Credit Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

11.8 Headings.

The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

11.9 Survival of Representations and Warranties.

All representations and warranties made hereunder and in any other Credit Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

11.10 Governing Law; Submission to Jurisdiction; Venue.

(a) THIS CREDIT AGREEMENT AND, UNLESS OTHERWISE EXPRESSLY PROVIDED THEREIN, THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of New York in New York County, or of the United States for the Southern District of New York, and, by execution and delivery of this Credit Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

(b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

11.11 Severability.

If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

11.12 Entirety.

This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

11.13 Binding Effect; Termination.

(a) This Credit Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns.

(b) The term of this Credit Agreement shall be effective until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding, no Letters of Credit shall be outstanding, no Hedging Agreement between the Borrower and a Lender or an Affiliate of a Lender shall remain outstanding and all of the Commitments hereunder shall have expired or been terminated.

11.14 Confidentiality.

Each of the Administrative Agent, the Lenders and the Issuing Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Credit Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Credit Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, the Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than any Credit Party.

For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Lender on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent, the Lenders and the Issuing Lender acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

11.15 Source of Funds.

Each of the Lenders hereby represents and warrants to the Borrower that at least one of the following statements is an accurate representation as to the source of funds to be used by such Lender in connection with the financing hereunder:

(a) no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest;

(b) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed 10% of the total assets of such account as of the date of such purchase (and, for purposes of this subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

(c) to the extent that any part of such funds constitutes assets of an insurance company’s general account, either (i) such insurance company has complied with all of the requirements of the regulations issued under Section 401(c)(1)(A) of ERISA or (ii) such insurance company satisfies all of the applicable requirements for relief under Sections I and IV of the United States Department of Labor’s Prohibited Transaction Exemption 95-60;

(d) such funds constitute assets of one or more specific benefit plans which such Lender has identified in writing to the Borrower; or

(e) such funds are from a fund managed by a “Qualified Professional Asset Manager” (“QPAM”) within the meaning of Part I of Prohibited Transaction Exemption PTCE 84-14 issued by the United States Department of Labor, and such QPAM made the investment decision on behalf of such Lender to enter into this Credit Agreement and such transaction satisfies the requirements of subsections (a) through (g) of Part I of PTCE 84-14.

As used in this Section 11.15, the terms “employee benefit plan” and “separate account” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

11.16 Conflict.

To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.

11.17 USA PATRIOT Act Notice.

Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

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IN WITNESS WHEREOF, each of the following parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

BORROWER:	TRIAD HOSPITALS, INC.,
a Delaware corporation

	By:	/s/ James R. Bedenbaugh
	Name:	James R. Bedenbaugh
	Title:	Senior Vice President and Treasurer

GUARANTORS:	A WOMAN’S PLACE, LLC,
a Delaware limited liability company

	By:	Carolinas Medical Alliance, Inc., its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

ABILENE HOSPITAL, LLC,
a Delaware limited liability company
TRIAD-ARMC, LLC,
a Delaware limited liability company

	By:	Abilene Merger, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

ABILENE MERGER, LLC,
a Delaware limited liability company
LUTHERAN HEALTH NETWORK OF INDIANA, LLC,
a Delaware limited liability company
TRIAD OF ALABAMA, LLC,
a Delaware limited liability company

	By:	Triad Holdings V, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	AMERICAN HEALTH FACILITIES DEVELOPMENT, LLC,
a Delaware limited liability company
THE INTENSIVE RESOURCE GROUP, LLC,
a Delaware limited liability company

	By:	Quorum Health Resources, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

ANESTHESIOLOGY GROUP OF HATTIESBURG, LLC,
a Delaware limited liability company

	By:	Wesley Health System, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	ARIZONA ASC MANAGEMENT, INC.,
an Arizona corporation
CAROLINAS MEDICAL ALLIANCE, INC.,
a South Carolina corporation
FRANKFORT HEALTH PARTNER, INC.,
an Indiana corporation
GADSDEN REGIONAL PRIMARY CARE, INC.,
an Alabama corporation
GARLAND MANAGED CARE ORGANIZATION, INC.,
an Arkansas corporation
MEDICAL HOLDINGS, INC.,
a Kansas corporation
MEDICAL MANAGEMENT, INC.,
a Kansas corporation
NC-CSH, INC.,
a California corporation
NC-DSH, INC.,
a Nevada corporation
PACIFIC GROUP ASC DIVISION, INC.,
an Arizona corporation
QHG GEORGIA HOLDINGS, INC.,
a Georgia corporation
QHG OF BARBERTON, INC.,
an Ohio corporation
QHG OF BLUFFTON, INC.,
an Indiana corporation
QHG OF CLINTON COUNTY, INC.,
an Indiana corporation
QHG OF ENTERPRISE, INC.,
an Alabama corporation
QHG OF FORREST COUNTY, INC.,
a Mississippi corporation
QHG OF FORT WAYNE, INC.,
an Indiana corporation
QHG OF GADSDEN, INC.,
an Alabama corporation
QHG OF HATTIESBURG, INC.,
a Mississippi corporation
QHG OF JACKSONVILLE, INC.,
an Alabama corporation
QHG OF LAKE CITY, INC.,
a South Carolina corporation
QHG OF MASSILLON, INC.,
an Ohio corporation
QHG OF OHIO, INC.,
an Ohio corporation
QHG OF SOUTH CAROLINA, INC.,
a South Carolina corporation

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TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	QHG OF SPARTANBURG, INC.,
a South Carolina corporation
QHG OF SPRINGDALE, INC.,
an Arkansas corporation
QHG OF TEXAS, INC.,
a Texas corporation
QHG OF WARSAW, INC.,
An Indiana corporation
QUORUM HEALTH GROUP OF VICKSBURG, INC.,
a Tennessee corporation
QUORUM ELF, INC.,
a Delaware corporation
QUORUM HEALTH SERVICES, INC.,
a Delaware corporation
SOFTWARE SALES CORP.,
a Tennessee corporation
SOUTH ALABAMA MANAGED CARE
CONTRACTING, INC.,
an Alabama corporation
SOUTH ALABAMA MEDICAL MANAGEMENT
SERVICES, INC.,
an Alabama corporation
SOUTH ALABAMA PHYSICIAN SERVICES, INC.,
an Alabama corporation
SPROCKET MEDICAL MANAGEMENT, INC.,
a Texas corporation
SURGICARE OF SAN LEANDRO, INC.,
a California corporation
SURGICARE OF VICTORIA, INC.,
a Texas corporation
SURGICARE OUTPATIENT CENTER OF LAKE CHARLES, INC.,
a Louisiana corporation
ST. JOSEPH MEDICAL GROUP, INC.,
an Indiana corporation
SURGICENTERS OF AMERICA, INC.,
an Arizona corporation
TRIAD EL-DORADO, INC.,
a Arkansas corporation
TRIAD HOLDINGS VI, INC.,
a Delaware corporation

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TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	TRIAD RC, INC.,
a Delaware corporation
TRI-IRISH, INC.,
a Delaware corporation
TRIAD-SOUTH TULSA HOSPITAL COMPANY, INC.,
a Oklahoma corporation
WESLEY HEALTHTRUST, INC.,
a Mississippi corporation

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	ARIZONA DH, LLC,
a Delaware limited liability company
CRESTWOOD HOSPITAL, LLC,
a Delaware limited liability company
CSDS, LLC,
a Delaware limited liability company
GRB REAL ESTATE, LLC,
a Delaware limited liability company
GREENBRIER VMC, LLC,
a Delaware limited liability company
LS PSYCHIATRIC, LLC,
a Delaware limited liability company
MISSOURI HEALTHSERV, LLC,
a Delaware limited liability company
TRIAD-DENTON HOSPITAL GP, LLC,
a Delaware limited liability company
VFARC, LLC,
a Delaware limited liability company
VHC HOLDINGS, LLC,
a Delaware limited liability company
VHC MEDICAL, LLC,
a Delaware limited liability company
VMF MEDICAL, LLC,
a Delaware limited liability company
WEST VIRGINIA MS, LLC,
a Delaware limited liability company
WHMC, LLC,
a Delaware limited liability company
WM MEDICAL, LLC,
a Delaware limited liability company
WOODLAND HEIGHTS MEDICAL CENTER, LLC,
a Delaware limited liability company

	By:	Triad Holdings III, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	ARIZONA MEDCO, LLC,
a Delaware limited liability company
BRAZOS MEDCO, LLC,
a Delaware limited liability company
CAROLINAS OB/GYN MEDICAL GROUP, LLC,
a Delaware limited liability company
CARLSBAD MEDICAL CENTER, LLC,
a Delaware limited liability company
CENTRAL ARKANSAS REAL PROPERTY, LLC,
a Delaware limited liability company
C-OK, LLC,
a Delaware limited liability company
COLLEGE STATION MERGER, LLC,
a Delaware limited liability company
CORONADO MEDICAL, LLC,
a Delaware limited liability company
DALLAS PHY SERVICE, LLC,
a Delaware limited liability company
DFW PHYSERV, LLC,
a Delaware limited liability company
EYE INSTITUTE OF SOUTHERN ARIZONA, LLC,
a Delaware limited liability company
GH TEXAS, LLC,
a Delaware limited liability company
GHC HOSPITAL, LLC,
a Delaware limited liability company
HDP WOODLAND PROPERTY, LLC,
a Delaware limited liability company
HDPWH, LLC,
a Delaware limited liability company
HOBBS MEDCO, LLC,
a Delaware limited liability company
HOT SPRINGS NATIONAL PARK HOSPITAL
HOLDINGS, LLC,
a Delaware limited liability company
JONESBORO REAL PROPERTY, LLC,
a Delaware limited liability company
LAS CRUCES MEDICAL CENTER, LLC,
a Delaware limited liability company
LONGVIEW MERGER, LLC,
a Delaware limited liability company
MMC OF NEVADA, LLC,
a Delaware limited liability company
NATIONAL PARK REAL PROPERTY, LLC,
a Delaware limited liability company
NORTHWEST HOSPITAL, LLC,
a Delaware limited liability company

[SIGNATURE BLOCK CONTINUED ON NEXT PAGE]

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	NORTHWEST RANCHO VISTOSO IMAGING
SERVICES, LLC,
a Delaware limited liability company
OREGON HEALTHCORP, LLC,
a Delaware limited liability company
ORO VALLEY HOSPITAL, LLC,
a Delaware limited liability company
PACIFIC WEST DIVISION OFFICE, LLC,
a Delaware limited liability company
PECOS VALLEY OF NEW MEXICO, LLC,
a Delaware limited liability company
PHOENIX SURGICAL, LLC,
a Delaware limited liability company
PROCURE SOLUTIONS, LLC,
a Delaware limited liability company
QUORUM HEALTH RESOURCES, LLC,
a Delaware limited liability company
RUSSELLVILLE HOLDINGS, LLC,
a Delaware limited liability company
SAN ANGELO MEDICAL, LLC,
a Delaware limited liability company
SEARCY HOLDINGS, LLC,
a Delaware limited liability company
SOUTHERN TEXAS MEDICAL CENTER, LLC,
a Delaware limited liability company
ST. MARY’S REAL PROPERTY, LLC,
a Delaware limited liability company
TRI-WORLD, LLC,
a Delaware limited liability company
TRIAD HOLDINGS IV, LLC,
a Delaware limited liability company
TRIAD HOLDINGS V, LLC,
a Delaware limited liability company
TRIAD OF OREGON, LLC,
a Delaware limited liability company
TRIAD TEXAS, LLC,
a Delaware limited liability company
TRIAD-MEDICAL CENTER AT TERRELL
SUBSIDIARY, LLC,
a Delaware limited liability company
TRIAD-NAVARRO REGIONAL HOSPITAL
SUBSIDIARY, LLC,
a Delaware limited liability company

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TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	TUCSON SURGICAL PARTNERS, LLC,
a Delaware limited liability company
WHARTON MEDCO, LLC,
a Delaware limited liability company

	By:	Triad Hospitals, Inc., its Sole Member

	By:	/s/ James R. Bedenbaugh
	Name:	James R. Bedenbaugh
	Title:	Senior Vice President and Treasurer

ARMC, LP,
a Delaware limited partnership

	By:	Triad-ARMC, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

BLUFFTON HEALTH SYSTEM LLC,
a Delaware limited liability company

	By:	QHG of Bluffton, Inc., its Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

	By:	Frankfort Health Partner, Inc., its Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	BRAZOS VALLEY OF TEXAS, L.P.,
a Delaware limited partnership

	By:	Brazos Valley Surgical Center, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

BRAZOS VALLEY SURGICAL CENTER, LLC,
a Delaware limited liability company
BVSC, LLC,
a Delaware limited liability company

	By:	Brazos Medco, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

BROWNWOOD HOSPITAL, L.P.,
a Delaware limited partnership

	By:	Brownwood Medical Center, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

BROWNWOOD MEDICAL CENTER, LLC,
a Delaware limited liability company
MEDICAL CENTER OF BROWNWOOD, LLC,
a Delaware limited liability company

	By:	Southern Texas Medical Center, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	CENTRAL ARKANSAS PHARMACY, LLC,
a Delaware limited liability company
CENTRAL ARKANSAS PHYSICIAN SERVICES, LLC,
a Delaware limited liability company

	By:	Searcy Holdings, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

CLAREMORE INTERNAL MEDICINE, LLC,
a Delaware limited liability company
CLAREMORE PHYSICIANS, LLC,
a Delaware limited liability company
CLAREMORE REGIONAL HOSPITAL, LLC,
a Delaware limited liability company
DEACONESS HOLDINGS, LLC,
a Delaware limited liability company
IRHC, LLC,
a Delaware limited liability company
MEDICAL PARK HOSPITAL, LLC,
a Delaware limited liability company
MEDICAL PARK MSO, LLC,
a Delaware limited liability company
PALMER-WASILLA HEALTH SYSTEM, LLC,
a Delaware limited liability company
SOUTH ARKANSAS CLINIC, LLC,
a Delaware limited liability company
TRIAD CSGP, LLC,
a Delaware limited liability company
TRIAD HOLDINGS III, LLC,
a Delaware limited liability company
TROSCO, LLC,
a Delaware limited liability company
WOMEN & CHILDREN’S HOSPITAL, LLC,
a Delaware limited liability company
WOODWARD HEALTH SYSTEM, LLC,
a Delaware limited liability company

	By:	Triad Holdings IV, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	TRIAD CSLP, LLC,
a Delaware limited liability company

	By:	Triad Holdings IV, Inc., its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

COLLEGE STATION HOSPITAL, L.P.,
a Delaware limited partnership

	By:	College Station Medical Center, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

COLLEGE STATION MEDICAL CENTER, LLC,
a Delaware limited liability company
CSMC, LLC,
a Delaware limited liability company

	By:	College Station Merger, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

CORONADO HOSPITAL, LLC,
a Delaware limited liability company
PAMPA MEDICAL CENTER, LLC,
a Delaware limited liability company

	By:	Coronado Medical, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	CRESTWOOD HEALTHCARE, L.P.,
a Delaware limited partnership

	By:	Crestwood Hospital, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

CRESTWOOD HOSPITAL LP, LLC,
a Delaware limited liability company

	By:	Crestwood Hospital, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

DALLAS PHYSICIAN PRACTICE, L.P.,
a Delaware limited partnership

	By:	DFW Physerv, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

DETAR HOSPITAL, LLC,
a Delaware limited liability company
VICTORIA HOSPITAL, LLC,
a Delaware limited liability company

	By:	VHC Medical, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	DOCTORS HOSPITAL PHYSICIAN SERVICES, LLC,
a Delaware limited liability company

	By:	Massillon Health System, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

DUKES HEALTH SYSTEM, LLC,
a Delaware limited liability company
DUKES PHYSICIAN SERVICES, LLC,
a Delaware limited liability company

	By:	QHG of Clinton County, Inc., its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

EL MED, LLC,
a Delaware limited liability company

	By:	Arizona Medco, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

FLORENCE ASC MANAGEMENT, LLC,
a Delaware limited liability company

	By:	QHG of South Carolina, Inc., its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	GASLIGHT ASC-GP, LLC,
a Delaware limited liability company

	By:	Pineywoods Healthcare Systems, L.P., its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

GULF COAST HOSPITAL, L.P.,
a Delaware limited partnership

	By:	Gulf Coast Medical Center, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

GCMC, LLC,
a Delaware limited liability company
GULF COAST MEDICAL CENTER, LLC,
a Delaware limited liability company

	By:	Wharton Medco, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	HATTIESBURG ASC-GP, LLC,
a Delaware limited liability company

	By:	Wesley Health System LLC, its Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

	By:	QHG of Forrest County, Inc., its Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

HDP WOODLAND HEIGHTS, L.P.,
a Delaware limited partnership

	By:	HDP Woodland Property, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

HOBBS PHYSICIAN PRACTICE, LLC,
a Delaware limited liability company
LEA REGIONAL HOSPITAL, LLC,
a Delaware limited liability company

	By:	Hobbs Medco, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

INNOVATIVE RECOVERIES, LLC,
a Delaware limited liability company

	By:	Lutheran Health Network of Indiana, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	IOM HEALTH SYSTEM, L.P.,
a Delaware limited liability company

	By:	Lutheran Health Network of Indiana, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

LAKE AREA PHYSICIAN SERVICES, LLC,
a Delaware limited liability company

	By:	Women & Children Hospital, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

LAS CRUCES ASC-GP, LLC,
a Delaware limited liability company

	By:	Las Cruces Medical Center, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

LRH, LLC,
a Delaware limited liability company
REGIONAL HOSPITAL OF LONGVIEW, LLC,
a Delaware limited liability company

	By:	Longview Merger, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	LONGVIEW MEDICAL CENTER, L.P.,
a Delaware limited partnership

	By:	Regional Hospital of Longview, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

MARY BLACK PHYSICIAN SERVICES, LLC,
a Delaware limited liability company

	By:	QHG of Spartanburg, Inc., its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

MASSILLON HEALTH SYSTEM, LLC,
a Delaware limited liability company

	By:	QHG of Massillon, Inc., its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

MEDICAL CENTER AT TERRELL, LLC,
a Delaware limited liability company
TERRELL MEDICAL CENTER, LLC,
a Delaware limited liability company

	By:	Triad-Medical Center at Terrell Subsidiary, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	MEDSTAT, LLC,
an Indiana limited liability company

	By:	Warsaw Health System, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

MESA VIEW PT, LLC,
a Delaware limited liability company

	By:	MMC of Nevada, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

NATIONAL PARK PHYSICIAN SERVICES, LLC,
a Delaware limited liability company

	By:	Hot Springs National Park Hospital Holdings, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	NAVARRO HOSPITAL, L.P.,
a Delaware limited partnership

	By:	Navarro Regional, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

NAVARRO REGIONAL, LLC,
a Delaware limited liability company
NRH, LLC,
a Delaware limited liability company

	By:	Triad-Navarro Regional Hospital Subsidiary, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

NORTHWEST BENTON COUNTY PHYSICIAN
SERVICES, LLC,
a Delaware limited liability company
NORTHWEST PHYSICIANS, LLC,
a Arkansas limited liability company
SPRINGDALE/BENTONVILLE ASC-GP, LLC,
a Delaware limited liability company
TRIAD-WILLOW CREEK, LLC,
a Delaware limited liability company

	By:	QHG of Springdale, Inc., its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	NORTHWEST TUCSON ASC-GP, LLC,
a Delaware limited liability company

	By:	Northwest Hospital, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

PACIFIC EAST DIVISION OFFICE, L.P.,
a Delaware limited liability company

	By:	Triad Texas, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

PACIFIC PHYSICIANS SERVICE, LLC,
a Delaware limited liability company

	By:	Sprocket Medical Management, Inc., its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

PHILLIPS & COKER OB/GYN, LLC,
a Delaware limited liability company
PALMETTO WOMEN’S CARE, LLC,
a Delaware limited liability company

	By:	Carolinas Medical Alliance, Inc., its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	PAMPA HOSPITAL, L.P.,
a Delaware limited partnership

	By:	Pampa Medical Center, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

PINEY WOODS HEALTHCARE SYSTEM, L.P.,
a Delaware limited partnership

	By:	Woodland Heights Medical Center, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

QHG GEORGIA, L.P.,
a Georgia limited partnership

	By:	QHG Georgia Holdings, Inc., its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

QHR INTERNATIONAL, LLC,
a Delaware limited liability company

	By:	Quorum Health Resources, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	REHAB HOSPITAL OF FORT WAYNE GENERAL
PARTNERSHIP,
a Delaware general partnership

	By:	QHG of Fort Wayne, Inc., its Managing Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

	By:	Lutheran Health Network of Indiana, LLC, its Managing Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

SACMC, LLC,
a Delaware limited liability company

	By:	San Angelo Medical, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

SAMARITAN SURGICENTERS OF ARIZONA II, LLC,
an Arizona limited liability company

	By:	El MED, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	SAN ANGELO COMMUNITY MEDICAL CENTER, LLC,
a Delaware limited liability company

	By:	San Angelo Medical, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

SAN ANGELO HOSPITAL, L.P.,
a Delaware limited partnership

	By:	San Angelo Community Medical Center, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	SOUTHCREST, L.L.C.,
an Oklahoma limited liability company

	By:	Triad-South Tulsa Hospital Company, Inc., its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

ST. JOSEPH HEALTH SYSTEM, LLC,
a Delaware limited liability company

	By:	QHG of Fort Wayne, Inc., its Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

	By:	Frankfort Health Partner, Inc., its Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

ST. MARY’S PHYSICIAN SERVICES, LLC,
a Delaware limited liability company

	By:	Russellville Holdings, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

SURGICAL CENTER OF CARLSBAD, LLC,
a New Mexico limited liability company

	By:	Carlsbad Medical Center, LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	TERRELL HOSPITAL, L.P.,
a Delaware limited partnership

	By:	Terrell Medical Center, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD CORPORATE SERVICES, LIMITED PARTNERSHIP,
a Delaware limited partnership

	By:	Triad CSGP, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD-DENTON HOSPITAL, L.P.,
a Delaware limited partnership

	By:	Triad-Denton Hospital GP, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

VICTORIA OF TEXAS, L.P.,
a Delaware limited partnership

	By:	Detar Hospital, LLC, its General Partner

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

GUARANTORS:	WARSAW HEALTH SYSTEM, LLC,
a Delaware limited liability company

	By:	QHG of Warsaw, Inc., its Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

	By:	Frankfort Health Partner, Inc., its Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

WESLEY HEALTH SYSTEM, LLC,
a Delaware limited liability company

	By:	QHG of Hattiesburg, Inc., its Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

	By:	QHG of Forrest County, Inc., its Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

WILLAMETTE VALLEY CLINICS, LLC,
a Delaware limited liability company
WILLAMETTE VALLEY MEDICAL CENTER, LLC,

	By:	Oregon Healthcorp., LLC, its Sole Member

	By:	/s/ Rebecca Hurley
	Name:	Rebecca Hurley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Kevin Wagley
	Name:	Kevin Wagley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender Swingline Lender and Issuing Lender

	By:	/s/ Kevin Wagley
	Name:	Kevin Wagley
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	GUARANTY BANK

	By:	/s/ Michael Ansolabehere
	Name:	Michael Ansolabehere
	Title:	Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	Goldman Sachs Credit Partners L.P.

	By:	/s/ Paul Efron
	Name:	Paul Efron
	Title:	Managing Director

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	Wachovia Bank, National Association

	By:	/s/ Jeanette A. Griffin
	Name:	Jeanette A. Griffin
	Title:	Director

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	Citicorp North America Inc.

	By:	/s/ Allen Fisher
	Name:	Allen Fisher
	Title:	Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

CALYON NEW YORK BRANCH

By:	/s/ Charles Heidsieck
Name:	Charles Heidsieck
Title:	Managing Director

By:	/s/ Thomas Randolph
Name:	Thomas Randolph
Title:	Director

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	MIZUHO CORPORATE BANK, LTD.

	By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	General Electric Capital Corporation

	By:	/s/ Jeffrey P. Hoffman
	Name:	Jeffrey P. Hoffman
	Title:	Its Duly Authorized Signatory

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	CIT LENDING SERVICES CORP.

	By:	/s/ Dennis Zinkand
	Name:	Dennis Zinkand
	Title:	Director

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	MERRILL LYNCH CAPITAL CORPORATION

	By:	/s/ Michael E. O’Brien
	Name:	Michael E. O’Brien
	Title:	Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	CAROLINA FIRST BANK

	By:	/s/ Charles D. Chamberlain
	Name:	Charles D. Chamberlain
	Title:	Executive Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	FIRST TENNESSEE BANK
NATIONAL ASSOCIATION

	By:	/s/ Stephen R. Deaton
	Name:	Stephen R. Deaton
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	JPMorgan Chase Bank, N.A.

	By:	/s/ Dawn Lee Lum
	Name:	Dawn Lee Lum
	Title:	Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ J.T. Taylor
	Name:	J.T. Taylor
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

COMMERZBANK AG, New York and Grand Cayman Island Branches,

By:	/s/ Edward C.A. Forsberg, Jr.
Name:	Edward C.A. Forsberg, Jr.
Title:	SENIOR VICE PRESIDENT & MANAGER

COMMERZBANK AG, New York and Grand Cayman Island Branches,

By:	/s/ Nivedita Persaud
Name:	Nivedita Persaud
Title:	VICE PRESIDENT

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	FIFTH THIRD BANK (Cincinnati)

	By:	/s/ Jeffrey M. Tell
	Name:	Jeffrey M. Tell
	Title:	Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	Chang Hwa Commercial Bank, Ltd.,
New York Branch

By:	/s/ Jim C.Y. Chen
Name:	Jim C.Y. Chen
Title:	VP & General Manger

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	THE BANK OF NOVA SCOTIA

	By:	/s/ Carolyn A. Calloway
	Name:	Carolyn A. Calloway
	Title:	Managing Director

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS: Bank of Oklahoma, N.A.

By:	/s/ Holly Byrne
Name:	Holly Byrne
Title:	Assistant Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	SUNTRUST BANK

	By:	/s/ Gregory M. Ratliff
	Name:	Gregory M. Ratliff
	Title:	Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	NATIONAL CITY BANK OF KENTUCKY

	By:	/s/ Erica E. Dowd
	Name:	Erica E. Dowd
	Title:	Assistant Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	Erste Bank

	By:	/s/ Paul Judieke
	Name:	Paul Judieke
	Title:	Director

	By:	/s/ Bryan Lynch
	Name:	Bryan Lynch
	Title:	First Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	CREDIT SUISSE, Cayman Islands Branch

	By:	/s/ David Dodd
	Name:	David Dodd
	Title:	Vice President

	By:	/s/ Karim Blasetti
	Name:	Karim Blasetti
	Title:	Associate

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	ING CAPITAL LLC

	By:	/s/ Michael P. Garvin, Jr.
	Name:	Michael P. Garvin, Jr.
	Title:	Director

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	Bank of Communications, New York Branch

	By:	/s/ Hong Tu
	Name:	Hong Tu
	Title:	General Manager

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	US Bank, N.A.

	By:	/s/ Thomas A. Heckman
	Name:	Thomas A. Heckman
	Title:	AVP

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	BARCLAYS BANK PLC

	By:	/s/ Nicholas Bell
	Name:	Nicholas Bell
	Title:	Director

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	Sovereign Bank

	By:	/s/ Sarah J. Healy
	Name:	Sarah J. Healy
	Title:	Senior Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS:

By:	/s/ Diane F. Rolfe	By:	/s/ Susan LeFevre
	Diane F. Rolfe	Name:	Susan LeFevre
	Vice President	Title:	Director

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	UBS Loan Finance LLC

	By:	/s/ Wilfred V. Saint
	Name:	Wilfred V. Saint
	Title:	Director Banking Products Services, US

	By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director Banking Products Services, US

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	MORGAN STANLEY BANK

	By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LENDERS:	THE BANK OF NEW YORK

	By:	/s/ Thomas J. McCormack
	Name:	Thomas J. McCormack
	Title:	Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Whitney M. Black
Name:	WHITNEY M. BLACK
Title:	COMMERCIAL LOAN OFFICER

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT

Allied Irish Banks, plc

By:	/s/ Rima Terradista
Name:	Rima Terradista
Title:	Senior Vice President

By:	/s/ Joseph S. Augustini
Name:	Joseph S. Augustini
Title:	Vice President

TRIAD HOSPITALS, INC.

AMENDED AND RESTATED

CREDIT AGREEMENT